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     2002 SEMIANNUAL REPORT
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                                            Janus Fund

                                            Janus Fund 2

                                            Janus Balanced Fund

                                            Janus Core Equity Fund

                                            Janus Enterprise Fund

                                            Janus Global Life Sciences Fund

JANUS EQUITY FUNDS                          Janus Global Technology Fund

                                            Janus Global Value Fund

                                            Janus Growth and Income Fund

                                            Janus Mercury Fund

                                            Janus Olympus Fund

                                            Janus Orion Fund

                                            Janus Overseas Fund

                                            Janus Special Situations Fund

                                            Janus Strategic Value Fund

                                            Janus Twenty Fund

                                            Janus Venture Fund

                                            Janus Worldwide Fund

                                                         [LOGO] JANUS

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TABLE OF CONTENTS

     Market Overview - Equities ......................................    1

     Portfolio Managers' Commentaries and Schedules of Investments

          Janus Fund .................................................    2

          Janus Fund 2 ...............................................    7

          Janus Balanced Fund ........................................   11

          Janus Core Equity Fund .....................................   18

          Janus Enterprise Fund ......................................   22

          Janus Global Life Sciences Fund ............................   26

          Janus Global Technology Fund ...............................   29

          Janus Global Value Fund ....................................   33

          Janus Growth and Income Fund ...............................   37

          Janus Mercury Fund .........................................   42

          Janus Olympus Fund .........................................   46

          Janus Orion Fund ...........................................   50

          Janus Overseas Fund ........................................   53

          Janus Special Situations Fund ..............................   58

          Janus Strategic Value Fund .................................   62

          Janus Twenty Fund ..........................................   66

          Janus Venture Fund .........................................   70

          Janus Worldwide Fund .......................................   74

     Statements of Assets and Liabilities ............................   80

     Statements of Operations ........................................   82

     Statements of Changes in Net Assets .............................   84

     Financial Highlights ............................................   89

     Notes to Schedules of Investments ...............................   98

     Notes to Financial Statements ...................................  100

     Explanation of Charts and Tables ................................  104

     Shareholder Meeting .............................................  106

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MARKET OVERVIEW - EQUITIES

Equity markets were volatile throughout the period as mixed economic data kept investors guessing about when a recovery in corporate earnings would finally materialize. In the U.S., continued strength in consumer spending kept the economy from slipping into a deeper recession, but persistent weakness in corporate spending kept the prospects for a robust economic recovery in the near term somewhat remote.

The first two months of the period saw the return of at least some measure of the optimism that sent markets soaring in the late 1990s. Stocks continued to bounce from their post-September 11 lows, a trend that was accentuated by hopes that fourth-quarter earnings would show a substantial improvement over third-quarter data. By mid-December these complementary trends had sparked a 15%-plus rally in the growth-heavy Nasdaq Composite Index and a surge of approximately 10% in the S&P 500 Index.

But the optimism that drove this fleeting rally ultimately proved premature. While industrial stocks continued to fare relatively well, the broader market retraced much of its gain as investors, disheartened by the inability of companies to live up to their more bullish expectations and increasingly wary of the long and painful earnings recession that has characterized the market for more than a year, returned to the sidelines.

Since then, the market has been shaken by a crisis of confidence related to the still-developing Enron scandal. The sheer scope of the scandal gave rise to a deep mistrust of companies with even a hint of complexity on their balance sheets. The ongoing threat of terrorism remains a factor and had the effect of further clouding what was already an unusually opaque market.

Meanwhile, overseas markets generally took their cues from the U.S., which has maintained its status as the single most important engine of global economic growth despite the current downturn. Although there were clearly pockets of strength - most notably in Asia - key international benchmarks such as the Morgan Stanley Capital International World and Morgan Stanley Capital International EAFE indices finished only marginally higher than the S&P 500 Index's 2.31% return.

In the pages that follow, your portfolio manager will discuss what he or she has done to position your fund for success in the face of what remains an extremely difficult market. We ask that you read these words carefully and are hopeful that within them you will find, as we have, reasons to be optimistic.

Looking ahead, while we are encouraged that both the economy and the markets have shown tangible signs of improvement, we understand that performance is ultimately the only benchmark that matters. To that end, we are working harder than ever to ensure that we remain worthy of your confidence.

Thank you for your continued investment with Janus.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Equity Funds  April 30, 2002  1

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JANUS FUND (closed to new investors)           Blaine Rollins, portfolio manager

Janus Fund gained 3.84% for the six months ended April 30, 2002, beating the 2.31% return of its benchmark, the S&P 500 Index.(1)

After rallying the final two months of 2001, stocks struggled early in the year as record-low interest rates, improving economic fundamentals and a robust housing market were eclipsed by growing accounting concerns. Although equity markets were able to recoup those losses, investors continued to greet all financial statements with a healthy dose of skepticism, with blue-chip conglomerates attracting the most attention due to their complex financial structures.

[PHOTO]

For the record, most of our stocks did in fact hold their own during this challenging period. Among them was Viacom, our top holding and the owner of such media properties as CBS, MTV, VH1 and Nickelodeon. While advertising revenues continue to be weak, the yearlong slump in ad sales appears to have finally hit bottom. As a result, investors rewarded the media giant's leadership position and its potential for taking market share from rivals that are cutting back their offerings. Moreover, when advertising revenues bounce back, we are confident Viacom will be a prime beneficiary.

We were also pleased with the performance of Tenet Healthcare, a hospital chain that is realizing the benefits of scale. Through the second half of the 1990s, Tenet built up its portfolio by purchasing hospitals all over the country. Over the past couple of years, however, it has adopted a regional cluster strategy. This geographic focus gives the corporation increased leverage in pricing negotiations in addition to lower operating costs. Plus, Tenet is emphasizing collecting receivables more effectively, which has dramatically accelerated free cash flow.

MGIC Investment, the largest provider of private mortgage insurance, contributed to our results as well. The company benefited as historically low interest rates and rising home ownership bolstered the mortgage market. Although proposed regulations calling for higher capital reserves could impact profitability, we believe the tremendous growth in low down-payment mortgages more than offsets the risk for MGIC, a well-managed, highly profitable and attractively valued company.

On the downside, AOL Time Warner has been extremely disappointing. Even though the media behemoth is unparalleled in its breadth of content and distribution strength, sagging advertising revenues and concerns about slowing subscriber growth in its AOL online unit have severely punished the stock. Even so, the company's subscription-based business model, comprising 150 million monthly subscribers, provides a steady and sizable revenue stream. That kind of cash flow, given the less-than-ideal advertising environment, simply cannot be discounted over the short term. Despite these positive factors and our belief in the company's considerable long-term growth prospects, we elected to trim the size of our position by a third and are closely monitoring the situation.

Tyco International also came under pressure, first over fears that its plan to split into four companies would be hurt by a lingering credit crunch, and later when the industrial conglomerate announced a reversal of that decision. In this post-Enron era, we have seen significant hypersensitivity to any company with complex financial structures and high degrees of leverage. Because of its growth-through-acquisition strategy, Tyco suffered on both counts. Even so, our focus remains on why we invested in the first place: the company's free cash flow and solid underlying businesses. We therefore used the recent declines to add to our holdings, but, are keeping a close eye on the situation.

Any list of detractors would be incomplete without mentioning energy trader Enron, a company that chose the wrong method of financing its growth. Our concerns about its valuation and the potential adverse effects of falling natural gas prices led us to sell most of our holdings early last year, and we completely liquidated the position by mid-November. While Enron turned into a major disappointment for us and hindered our performance during the period, the Fund in fact made money in the stock over the course of our investment.

Looking ahead, I'm encouraged by improving economic fundamentals, but remain mindful of events beyond our control, such as the escalating violence in the Middle East. In my opinion, consumer spending will probably not drive the anticipated recovery. Still, there are signs that the lower-interest-rate environment could trigger a resumption of business spending, which in turn should lead to increased earnings and higher stock prices. With a decent wind at our backs, we will continue to seek out those companies poised to benefit from this more favorable backdrop.

Thank you for your investment in Janus Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Equity Funds  April 30, 2002

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Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
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Equities                                              99.0%                98.9%
  Foreign                                              8.9%                10.0%
    European                                           1.5%                 2.8%
Top 10 Equities                                       37.3%                42.8%
Number of Stocks                                        108                   97
Cash and Cash Equivalents                              1.0%                 1.1%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
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Multimedia                                             9.6%                13.8%
Semiconductor Components/
  Integrated Circuits                                  9.2%                 8.9%
Diversified Operations                                 6.5%                 6.5%
Cable Television                                       5.2%                 7.7%
Cosmetics and Toiletries                               4.6%                 4.5%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
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Viacom, Inc. - Class B                                 5.3%                 4.3%
Comcast Corp. - Special Class A                        5.0%                 6.6%
Maxim Integrated Products, Inc.                        4.5%                 4.2%
Linear Technology Corp.                                4.4%                 4.4%
AOL Time Warner, Inc.                                  3.9%                 9.2%
Tenet Healthcare Corp.                                 3.7%                 2.5%
Colgate-Palmolive Co.                                  3.3%                 3.5%
Walgreen Co.                                           2.5%                 2.0%
Bank of New York Company, Inc.                         2.5%                 2.4%
MGIC Investment Corp.                                  2.2%                 1.4%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Ten Year       Since 2/5/70*
(25.58)%         7.33%          10.54%           15.13%

Janus Fund
$936,635

S&P 500 Index
$382,209

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through April 30, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($936,635) as compared to the S&P 500 Index ($382,209).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 99.0%
Advertising Sales - 0.5%
   2,696,085    Lamar Advertising Co.* ......................     $  115,742,929

Aerospace and Defense - 2.9%
   4,285,440    General Dynamics Corp. ......................        416,073,370
   3,819,495    Lockheed Martin Corp. .......................        240,246,235

                                                                     656,319,605

Airlines - 1.1%
   4,320,690    Ryanair Holdings PLC (ADR)*,** ..............        133,941,390
   6,956,225    Southwest Airlines Co. ......................        126,672,857

                                                                     260,614,247

Beverages - Non-Alcoholic - 1.6%
   6,558,775    Coca-Cola Co. ...............................     $  364,077,600

Broadcast Services and Programming - 1.6%
   7,561,473    Clear Channel Communications, Inc.* .........        355,011,157

Building - Mobile Home and Manufactured Housing - 0.4%
   4,752,425    Clayton Homes, Inc. .........................         81,266,467

Building - Residential and Commercial - 0.3%
     158,045    NVR, Inc.* ..................................         58,437,139

Cable Television - 5.2%
   5,608,670    Charter Communications, Inc. - Class A* .....         45,935,007
  42,181,355    Comcast Corp. - Special Class A* ............      1,128,351,246

                                                                   1,174,286,253

See Notes to Schedules of Investments.

                                           Janus Equity Funds  April 30, 2002  3

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JANUS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Casino Hotels - 0.5%
   9,611,320    Park Place Entertainment Corp.*,# ...........     $  118,219,236

Casino Services - 0.1%
     377,310    International Game Technology* ..............         23,751,664

Chemicals - Specialty - 1.0%
   1,338,765    Ecolab, Inc. ................................         58,785,171
   3,742,290    Sigma-Aldrich Corp. .........................        177,309,700

                                                                     236,094,871

Commercial Banks - 0.4%
   1,074,110    M&T Bank Corp. ..............................         91,707,512

Commercial Services - 0.1%
     721,852    Arbitron, Inc.* .............................         24,810,053

Commercial Services - Finance - 1.4%
   2,570,485    Concord EFS, Inc.* ..........................         83,772,106
   6,212,852    Paychex, Inc. ...............................        231,925,765

                                                                     315,697,871

Computer Services - 0.5%
   5,566,960    Ceridian Corp.* .............................        124,031,869

Containers - Metal and Glass - 0.1%
     284,980    Ball Corp. ..................................         13,550,799

Containers - Paper and Plastic - 0.4%
   1,028,835    Bemis Company, Inc. .........................         54,764,887
     857,355    Sealed Air Corp.* ...........................         38,298,048

                                                                      93,062,935

Cosmetics and Toiletries - 4.6%
  14,056,155    Colgate-Palmolive Co. .......................        745,116,777
   3,226,940    Procter & Gamble Co. ........................        291,263,604

                                                                   1,036,380,381

Data Processing and Management - 1.4%
   1,817,350    Automatic Data Processing, Inc. .............         92,394,074
   4,070,375    Fiserv, Inc.* ...............................        180,968,872
   1,415,410    SEI Investments Co. .........................         47,685,163

                                                                     321,048,109

Distribution and Wholesale - 0.3%
   1,286,040    W.W. Grainger, Inc. .........................         72,108,263

Diversified Operations - 6.5%
   1,760,300    3M Co. ......................................        221,445,740
   2,152,295    ARAMARK Corp. - Class B* ....................         59,618,572
   5,827,795    Bombardier, Inc. - Class B ..................         50,121,829
  18,075,995    Cendant Corp.* ..............................        325,187,150
   6,466,445    General Electric Co. ........................        204,016,340
   4,045,695    Honeywell International, Inc. ...............        148,396,093
   1,474,685    Illinois Tool Works, Inc. ...................        106,324,789
     940,595    ITT Industries, Inc. ........................         65,709,967
  15,319,500    Tyco International, Ltd. ....................        282,644,775

                                                                   1,463,465,255

E-Commerce/Products - 0.6%
   8,172,115    Amazon.com, Inc.* ...........................        136,392,599

E-Commerce/Services - 0.5%
   2,285,100    eBay, Inc.* .................................        121,338,810

Electronic Components - Semiconductors - 0.7%
   2,512,060    National Semiconductor Corp.* ...............     $   79,180,131
   2,337,200    NVIDIA Corp.* ...............................         81,357,932

                                                                     160,538,063

Fiduciary Banks - 3.8%
  15,647,975    Bank of New York Company, Inc. ..............        572,559,405
   5,446,225    Northern Trust Corp. ........................        289,303,472

                                                                     861,862,877

Finance - Investment Bankers/Brokers - 0.9%
   2,595,405    Goldman Sachs Group, Inc. ...................        204,388,144

Financial Guarantee Insurance - 2.7%
   7,006,360    MGIC Investment Corp.# ......................        499,973,850
   1,496,340    PMI Group, Inc. .............................        121,383,101

                                                                     621,356,951

Food - Retail - 0.8%
   3,871,235    Safeway, Inc.* ..............................        162,398,308
     598,385    Whole Foods Market, Inc.* ...................         27,980,483

                                                                     190,378,791

Food - Wholesale/Distribution - 0.8%
   5,919,305    Sysco Corp. .................................        171,719,038

Health Care Cost Containment - 0.2%
   1,710,555    First Health Group Corp.* ...................         49,606,095

Hospital Beds and Equipment - 0.4%
   1,574,655    Hillenbrand Industries, Inc. ................        101,722,713

Hotels and Motels - 0.6%
   3,513,785    Starwood Hotels & Resorts Worldwide, Inc. ...        132,821,073

Human Resources - 0.3%
   2,815,825    Robert Half International, Inc.* ............         73,943,565

Independent Power Producer - 0.4%
   8,978,420    Calpine Corp.* ..............................         98,762,620

Industrial Gases - 0.2%
     857,575    Praxair, Inc. ...............................         48,967,532

Instruments - Scientific - 0.5%
   2,560,065    Millipore Corp.# ............................        102,274,597

Insurance Brokers - 0.3%
   1,868,570    Arthur J. Gallagher & Co. ...................         67,455,377

Internet Brokers - 1.7%
  33,379,557    Charles Schwab Corp. ........................        380,193,154

Life and Health Insurance - 1.2%
   9,181,255    AFLAC, Inc. .................................        274,519,525

Medical - Biomedical and Genetic - 0.4%
   2,571,170    Genentech, Inc.* ............................         91,276,535

Medical - HMO - 0.6%
   1,439,310    UnitedHealth Group, Inc. ....................        126,385,811

Medical - Hospitals - 3.7%
  11,447,565    Tenet Healthcare Corp.* .....................        839,907,844

Medical - Outpatient and Home Medical Care - 0.4%
   3,819,555    Apria Healthcare Group, Inc.*,# .............         99,270,234

Medical - Wholesale Drug Distributors - 0.4%
   1,286,315    Cardinal Health, Inc. .......................         89,077,314

See Notes to Schedules of Investments.

4  Janus Equity Funds  April 30, 2002

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Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Medical Instruments - 1.0%
   6,210,880    Apogent Technologies, Inc.*,# ...............     $  144,092,416
     863,115    St. Jude Medical, Inc.* .....................         71,819,799

                                                                     215,912,215

Medical Labs and Testing Services - 0.4%
   1,008,585    Laboratory Corporation of America Holdings* .        100,051,632

Medical Products - 1.2%
   2,458,520    Becton, Dickinson and Co. ...................         91,383,188
   2,161,210    Stryker Corp. ...............................        115,646,347
     120,702    Synthes-Stratec, Inc. .......................         74,800,358

                                                                     281,829,893

Metal Processors and Fabricators - 0.3%
   1,853,990    Precision Castparts Corp. ...................         65,575,626

Motorcycle and Motor Scooter Manufacturing - 0.3%
   1,327,910    Harley-Davidson, Inc. .......................         70,365,951

Multi-Line Insurance - 1.3%
   3,180,105    Allstate Corp. ..............................        126,377,373
   1,660,840    HCC Insurance Holdings, Inc. ................         43,181,840
   2,150,260    PartnerRe, Ltd. .............................        116,071,035

                                                                     285,630,248

Multimedia - 9.6%
  46,325,614    AOL Time Warner, Inc.* ......................        881,113,178
  25,552,151    Viacom, Inc. - Class B* .....................      1,203,506,312
   4,077,455    Walt Disney Co. .............................         94,515,407

                                                                   2,179,134,897

Networking Products - 1.2%
  18,412,470    Cisco Systems, Inc.* ........................        269,742,686

Optical Supplies - 0.6%
   3,667,625    Alcon, Inc.* ................................        127,083,206

Property and Casualty Insurance - 4.2%
  10,010,660    ACE, Ltd. ...................................        435,663,923
   1,499,645    W. R. Berkley Corp. .........................         90,728,523
   4,425,705    XL Capital, Ltd. - Class A ..................        417,565,267

                                                                     943,957,713

Radio - 0.2%
   1,754,470    Hispanic Broadcasting Corp.* ................         47,054,885

Reinsurance - 2.0%
         304    Berkshire Hathaway, Inc. - Class A* .........         22,328,800
      78,385    Berkshire Hathaway, Inc. - Class B* .........        190,710,705
   1,686,195    Everest Re Group, Ltd. ......................        114,492,641
   1,039,865    RenaissanceRe Holdings, Ltd. ................        121,872,178

                                                                     449,404,324

Retail - Building Products - 1.8%
   8,883,130    Home Depot, Inc. ............................        411,910,738

Retail - Consumer Electronics - 0.4%
   1,170,220    Best Buy Company, Inc.* .....................         87,005,857

Retail - Discount - 0.5%
   2,454,719    Costco Wholesale Corp.* .....................         98,679,704

Retail - Drug Store - 2.5%
  15,168,065    Walgreen Co. ................................        572,897,815

Schools - 0.5%
   2,794,275    Apollo Group, Inc. - Class A* ...............     $  107,132,504

Semiconductor Components/Integrated Circuits - 9.2%
   1,905,485    Integrated Device Technology, Inc.* .........         53,429,799
  25,837,705    Linear Technology Corp.# ....................      1,004,053,216
  20,554,620    Maxim Integrated Products, Inc.*,# ..........      1,023,620,076

                                                                   2,081,103,091

Semiconductor Equipment - 3.0%
  16,386,940    Applied Materials, Inc.* ....................        398,530,381
   2,374,710    KLA-Tencor Corp.* ...........................        140,036,649
   1,690,590    Mykrolis Corp.* .............................         24,919,297
   2,613,060    Novellus Systems, Inc.* .....................        123,859,044

                                                                     687,345,371

Television - 2.1%
  11,804,548    Univision Communications, Inc.
                  - Class A*,# ..............................        471,709,738

Tools - Hand Held - 0.8%
   3,924,275    Stanley Works Co. ...........................        182,400,302

Transportation - Railroad - 0.6%
   1,101,093    Canadian National Railway Co. ...............         52,189,822
   1,954,830    Canadian National Railway Co.
                  - New York Shares .........................         93,538,615

                                                                     145,728,437

Transportation - Services - 2.1%
   1,741,220    Expeditors International of Washington, Inc.         100,764,401
   6,364,765    United Parcel Service, Inc. - Class B .......        382,140,491

                                                                     482,904,892

Wireless Equipment - 0.2%
   6,862,960    Crown Castle International Corp.* ...........         50,099,608
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Total Common Stock (cost $18,485,545,561) ...................     22,458,504,810
--------------------------------------------------------------------------------
Time Deposit - 0.6%
                Societe Generale, New York
$124,000,000      1.8125%, 5/1/02 (cost $124,000,000) .......        124,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $18,609,545,561) - 99.6% ......     22,582,504,810
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Cash, Receivables and Other Assets, net of Liabilities - 0.4%        100,105,514
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $22,682,610,324
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See Notes to Schedules of Investments.

                                           Janus Equity Funds  April 30, 2002  5

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JANUS FUND

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              6.6%        $ 1,488,309,819
Canada                                               0.9%            195,850,266
Ireland                                              0.6%            133,941,390
Switzerland                                          0.9%            201,883,564
United States++                                     91.0%         20,562,519,771
--------------------------------------------------------------------------------
Total                                              100.0%        $22,582,504,810

++Includes Short-Term Securities (90.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 5/10/02                      4,000,000      $    3,602,495    $    (19,235)
Euro 10/25/02                     9,500,000           8,498,459        (105,209)
--------------------------------------------------------------------------------
Total                                            $   12,100,954    $   (124,444)

See Notes to Schedules of Investments.

6  Janus Equity Funds  April 30, 2002

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JANUS FUND 2                                   John Schreiber, portfolio manager

While many expected the economic outlook to brighten, few anticipated the fast and furious release of data over the past several months indicating that a recovery is, in fact, well underway. Active liquidity injection by the Federal Reserve proved to be a handy safeguard during a period of reduced earnings stability for many growth companies.

Although Janus Fund 2 shared the upward ride of the market's year-end rally, which helped smooth out a challenging six-month period, several key holdings faced significant setbacks. As a result, the Fund declined 3.95% and underperformed its benchmark, the S&P 500 Index, which returned 2.31%.(1)

[PHOTO]

A key topic over the past several months has been accounting issues and related concerns over the clarity of financial statements. This has never been a significant issue for Janus Fund 2 because I tend to gravitate toward companies that are fairly simple and straightforward. One recent exception was Tyco International, the growing conglomerate that fell victim to a number of concerns including accounting issues, business momentum and acquisitions. Although the company has overcome similar difficulties in the past, I am no longer comfortable with its vacillating strategic direction and, therefore, decided to eliminate the position entirely.

Sprint PCS Group and Motorola, two players within the struggling wireless telecommunications industry, were also liquidated from the Fund. Sprint PCS, a service provider, disappointed as it recorded mild fundamental underperformance and faced nagging liquidity concerns. Motorola, a perennially restructuring diversified technology provider, failed to deliver renewed business momentum outside of its handset division and turned out to be a stock that was cheap for good reason.

The Fund's AOL Time Warner holdings were significantly pared back as its management realigned under new chief executive officer Richard Parsons. In the short term, my confidence in the potential for expansion in the company's valuation has dimmed. The investment community continues to ignore the "old-media" asset value forest in favor of hyper-scrutinizing of the online division trees. However, I continue to believe the long-term outlook is bright and that the company has some of the best media assets and operating managers in the world, so it remains an important, yet smaller, holding for us.

Winners included Capital One Financial, a leading credit-card issuer that was hit hard in the aftermath of September 11 on consumer credit quality concerns and sagged again in January as the outlook darkened somewhat. But as positive signs regarding the fiscal health of consumers continued to emerge through March and April, Capital One's strong rally was capped by the delivery of outstanding financial results that quieted the skeptics.

We also enjoyed gains in Teradyne and ACME Communications. Semiconductor capital equipment provider Teradyne moved upward in tandem with improved order patterns from chipmakers. ACME, a TV station operator hitched to the WB network, surged following a U.S. Court of Appeals ruling that loosened federal restrictions on cross-ownership of media properties and could touch off a new wave of media consolidation.

A new position is a longtime favorite, Home Depot. During 2001, in his first full year as Home Depot's chief executive officer, former General Electric executive Robert Nardelli notably improved the home-improvement retailer's cash-flow generation. In 2002, I believe Home Depot is well positioned to capitalize on the strong housing market, the tailwind from last year's refinancing boom, and a favorable revenue impact from pass-through of higher lumber prices.

I am also excited about RealNetworks, a Web-based media company that has transformed itself into one of the top broadband content aggregation services in the market. This looks like one of the survivors in the Internet space, and it's been trading at a compelling sum-of-the-parts valuation.

At the end of the period, Janus Fund 2 carried a fairly aggressive tilt, with about 25% invested in select names in technology and telecommunications and 19% in media companies. Yet we believe it remains well-diversified and positioned to benefit from what appears to be a readily improving economy.

I believe the bear market has played itself out, and the shift in the economic tide offers growth investors new opportunities. In recent weeks, it has been comforting to see an increasing portion of our portfolio deliver upside to earnings estimates. Eventually, I believe revenue growth reacceleration will follow the improved balance sheet and cash flow performance that most of the portfolio has already exhibited.

Through turbulent times, the Fund's strategy remains the same: invest in quality companies trading at reasonable valuations, then let strong business models and management teams work to our benefit.

Thank you for your investment in Janus Fund 2.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Equity Funds  April 30, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              96.6%                93.4%
  Foreign                                              5.9%                 8.7%
    European                                           4.5%                 5.7%
Top 10 Equities                                       47.0%                56.9%
Number of Stocks                                         58                   40
Cash and Cash Equivalents                              3.4%                 6.6%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Broadcast Services and Programming                    11.1%                12.5%
Internet Applications Software                         5.4%                   --
Semiconductor Equipment                                5.4%                   --
Medical Labs and Testing Services                      5.1%                 4.9%
Finance - Credit Card                                  5.0%                 3.9%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                         11.1%                12.5%
RealNetworks, Inc.                                     5.4%                   --
Laboratory Corporation of
  America Holdings                                     5.1%                 4.9%
Home Depot, Inc.                                       5.0%                   --
Capital One Financial Corp.                            4.4%                 3.1%
Medtronic, Inc.                                        4.3%                 1.1%
Forest Laboratories, Inc.                              3.4%                 0.5%
Coca-Cola Co.                                          2.9%                 4.8%
Viacom, Inc. - Class B                                 2.8%                 2.0%
ARM Holdings PLC                                       2.6%                 2.0%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Since 12/29/00*
(32.02)%          (27.09)%

Janus Fund 2
$6,560

S&P 500 Index
$8,301

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund 2 and the S&P 500 Index. Janus Fund 2 is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 2000, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Fund 2 ($6,560) as compared to the S&P 500 Index ($8,301).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 96.6%
Advertising Agencies - 2.1%
      80,000    Omnicom Group, Inc. .........................     $    6,979,200

Aerospace and Defense - 0.6%
      20,000    General Dynamics Corp. ......................          1,941,800

Apparel Manufacturers - 2.1%
     125,000    Coach, Inc.* ................................          7,000,000

Applications Software - 1.2%
     100,000    Intuit, Inc.* ...............................     $    3,918,000

Beverages - Non-Alcoholic - 2.9%
     175,000    Coca-Cola Co. ...............................          9,714,250

Broadcast Services and Programming - 11.1%
   3,500,000    Liberty Media Corp. - Class A* ..............         37,450,000

Casino Hotels - 1.1%
      90,000    MGM Mirage, Inc.* ...........................          3,613,500

See Notes to Schedules of Investments.

8  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND 2

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Casino Services - 0.7%
      40,000    International Game Technology* ..............     $    2,518,000

Commercial Banks - 1.9%
     550,000    Bank of Ireland .............................          6,412,922

Commercial Services - Finance - 0.5%
      50,000    Concord EFS, Inc.* ..........................          1,629,500

Computers - 0.6%
      75,000    Dell Computer Corp.* ........................          1,975,500

Computers - Memory Devices - 1.0%
     200,000    SanDisk Corp.* ..............................          3,272,000

Cosmetics and Toiletries - 1.6%
     100,000    Colgate-Palmolive Co. .......................          5,301,000

E-Commerce/Products - 0.5%
     100,000    Amazon.com, Inc.* ...........................          1,669,000

Electronic Components - Miscellaneous - 1.4%
     120,000    Celestica, Inc. - New York Shares* ..........          3,324,000
     100,000    Flextronics International, Ltd.* ............          1,385,000

                                                                       4,709,000

Electronic Components - Semiconductors - 4.6%
   2,750,000    ARM Holdings PLC* ...........................          8,856,747
     200,000    Micron Technology, Inc.* ....................          4,740,000
      50,000    Xilinx, Inc.* ...............................          1,888,000

                                                                      15,484,747

Fiduciary Banks - 0.4%
      40,000    Bank of New York Company, Inc. ..............          1,463,600

Finance - Credit Card - 5.0%
      50,000    American Express Co. ........................          2,050,500
     250,000    Capital One Financial Corp. .................         14,972,500

                                                                      17,023,000

Finance - Investment Bankers/Brokers - 3.8%
      25,000    Goldman Sachs Group, Inc. ...................          1,968,750
     100,000    Lehman Brothers Holdings, Inc. ..............          5,900,000
     120,000    Merrill Lynch & Company, Inc. ...............          5,032,800

                                                                      12,901,550

Finance - Mortgage Loan Banker - 1.4%
      60,000    Fannie Mae ..................................          4,735,800

Internet Applications Software - 5.4%
   2,600,000    RealNetworks, Inc.* .........................         18,278,000

Internet Security - 0.6%
     100,000    CheckFree Corp.* ............................          2,036,000

Medical - Biomedical and Genetic - 4.2%
      50,000    Amgen, Inc.* ................................          2,644,000
     225,000    Enzon, Inc.* ................................          8,379,000
      90,000    Genentech, Inc.* ............................          3,195,000

                                                                      14,218,000

Medical - Drugs - 3.4%
     150,000    Forest Laboratories, Inc. ...................         11,571,000

Medical Instruments - 4.3%
     325,000    Medtronic, Inc. .............................         14,524,250

Medical Labs and Testing Services - 5.1%
     175,000    Laboratory Corporation of America Holdings* .     $   17,360,000

Multimedia - 3.2%
      75,000    AOL Time Warner, Inc.* ......................          1,426,500
     200,000    Viacom, Inc. - Class B ......................          9,420,000

                                                                      10,846,500

Networking Products - 1.7%
     400,000    Cisco Systems, Inc.* ........................          5,860,000

Oil - Field Services - 1.0%
      55,000    Baker Hughes, Inc. ..........................          2,072,400
      75,000    Hanover Compressor Co.* .....................          1,413,750

                                                                       3,486,150

Oil and Gas Drilling - 0.6%
      45,000    Nabors Industries, Inc.* ....................          2,049,750

Oil Companies - Exploration and Production - 0.6%
      40,000    Anadarko Petroleum Corp. ....................          2,152,800

Oil Field Machinery and Equipment - 0.6%
      30,000    Smith International, Inc.* ..................          2,101,500

Reinsurance - 1.1%
          50    Berkshire Hathaway, Inc. - Class A* .........          3,672,500

Retail - Apparel and Shoe - 0.5%
      60,000    Abercrombie & Fitch Co. - Class A* ..........          1,800,000

Retail - Building Products - 5.0%
     365,000    Home Depot, Inc. ............................         16,925,050

Retail - Computer Equipment - 1.9%
     250,000    Insight Enterprises, Inc.* ..................          6,525,000

Retail - Discount - 1.9%
      50,000    Fred's, Inc. ................................          1,946,240
     100,000    TJX Companies, Inc. .........................          4,358,000

                                                                       6,304,240

Retail - Home Furnishings - 1.3%
     185,000    Pier 1 Imports, Inc. ........................          4,430,750

Retail - Office Supplies - 0.5%
      85,000    Staples, Inc. ...............................          1,697,450

Semiconductor Components/Integrated Circuits - 0.8%
     100,000    Integrated Device Technology, Inc.* .........          2,804,000

Semiconductor Equipment - 5.4%
      30,000    KLA-Tencor Corp.* ...........................          1,769,100
      85,000    Lam Research Corp.* .........................          2,181,100
     125,000    Novellus Systems, Inc.* .....................          5,925,000
     250,000    Teradyne, Inc.* .............................          8,237,500

                                                                      18,112,700

Telephone - Integrated - 0.6%
     500,000    Level 3 Communications, Inc.* ...............          2,040,000

Television - 2.4%
     600,485    ACME Communications, Inc.* ..................          6,455,214
      40,000    Univision Communications, Inc. - Class A* ...          1,598,400

                                                                       8,053,614
--------------------------------------------------------------------------------
Total Common Stock (cost $320,695,801) ......................        326,561,623
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                           Janus Equity Funds  April 30, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND 2

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Repurchase Agreement - 0.9%
$  3,200,000    ABN AMRO Bank N.V., 1.91%
                  dated 4/30/02, maturing 5/1/02
                  to be repurchased at $3,200,170
                  collateralized by $3,092,252
                  in U.S. Government Agencies, 0%-7.25%
                  7/10/02-2/15/32, with a value of
                  $3,264,000 (cost $3,200,000) ..............     $    3,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $323,895,801) - 97.5% .........        329,761,623
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.5%          8,428,984
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  338,190,607
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                               1.0%         $    3,324,000
Ireland                                              1.9%              6,412,922
Singapore                                            0.4%              1,385,000
United Kingdom                                       2.7%              8,856,747
United States++                                     94.0%            309,782,954
--------------------------------------------------------------------------------
Total                                              100.0%         $  329,761,623

++Includes Short-Term Securities (93.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

10  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND                            Karen L. Reidy, portfolio manager

Janus Balanced Fund advanced 2.34% for the six months ended April 30, 2002, keeping pace with the 2.31% return of the S&P 500 Index and beating the 0.99% loss of the Lehman Brothers Government/Credit Index, the benchmark for the fixed-income component of the Fund.(1)

[PHOTO]

The positive market momentum that was building in the final two months of 2001 lost steam in the new year. Although all three major stock indices ended the period higher, equity markets were volatile as a crisis of confidence triggered by the collapse of energy trader Enron weighed on share prices across the board. Even so, interest rates at 40-year lows and signs the economy was slowly climbing out of recession gave investors hope. But questions remained about the strength of the recovery and when the favorable economic data would translate into improved corporate earnings.

In the bond market, yields on U.S. Treasury securities soared as traders anticipated a rise in borrowing costs later this year. As for our fixed-income position, we reduced our weighting in agency debt in favor of shorter-term corporate debt to provide the Fund with some credit spread and cushion our performance.

On the equity side, Honeywell International proved a winner. When the proposed merger between the diversified manufacturer and General Electric was rejected by European Union regulators last year, Honeywell's stock price tumbled, which I viewed as an attractive buying opportunity. Since then, well-regarded former CEO Larry Bossidy has temporarily come out of retirement to help put the company back on track. I am equally pleased that Bossidy has named his old GE colleague and previous TRW (aerospace and defense contractor) CEO David Cote to continue the recovery. Amid these changes, Honeywell has profited from increased military spending as the top provider of cockpit systems and electronics. Furthermore, an eventual rebound in the commercial airline business bodes well for the manufacturer going forward.

3M also supported our results. The maker of products ranging from Post-It Notes to medical software has benefited from a strategic restructuring plan implemented by new Chairman and CEO Jim McNerny. With a fresh perspective on the 100-year-old company, the former GE executive saw 3M's antiquated management processes as a roadblock to growth. As such, he has put in place several initiatives designed to improve working capital and free cash flow and has established a pay-for-performance compensation system as an incentive for top employees. Additionally, McNerny is aiming to use 3M's extensive international distribution channels to drive revenues higher. As a result, we believe the company is well-positioned to leverage a recovering economy.

Another standout was Anheuser-Busch, a holding that has occupied a place in the Fund since I first assumed management responsibilities over two years ago. That longevity is due to the fact that Anheuser-Busch epitomizes everything I look for in an investment. The brewer enjoys improving free cash flow, declining capital intensity and dominant market share. No question, Anheuser-Busch's management team has executed well not only on its business plan by delivering consistent, predictable earnings, but it also has continued to gain my respect.

On the downside, General Electric was a disappointment. The industrial giant's stock stumbled last year as the economy slipped into recession and business slowed at GE's Plastics, Lighting, Aircraft Engines and NBC units. As a result, I began trimming our position in late 2001 when it became apparent that GE's Power Systems business was the company's only remaining pocket of strength. And while GE benefited dramatically from the recent power generation construction cycle, that cycle has run its course and customers are canceling orders. However, I continue to maintain a smaller position in GE on the belief that its management team - a pool of talent like none I have ever seen in business - will return the company to its former profitability.

AT&T Wireless Services worked against us as well. I was first attracted to the No. 3 wireless provider because it was better capitalized and boasted growing market share. Most importantly, unlike its rivals that frequently were forced to tap the capital markets for funds, AT&T Wireless projected it would be cash flow-positive in 2003. Given that, I was dismayed to see that an excess supply of wireless equity and debt ended up depressing the entire sector. Ultimately, my outlook on AT&T Wireless, its valuation and the industry as a whole proved incorrect, and I liquidated the Fund's equity position at a loss.

Going forward, I am not particularly optimistic about the near-term prospects for stocks. However, I am confident that if we roll up our sleeves and make our best efforts to understand the business prospects, balance sheets and cash flow statements of potential investments, we will find solid opportunities that will reward us over the long term.

Thank you for investing in Janus Balanced Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              46.1%                44.1%
Fixed-Income Securities
  U.S. Government Obligations                         20.0%                21.1%
  Corporate Bonds
    Investment Grade                                  21.4%                19.8%
    High-Yield/High-Risk                               0.8%                 1.3%
Preferred Stock                                        1.8%                 1.5%
Top 10 Equities                                       15.1%                15.0%
Number of Stocks                                         73                   66
Cash and Cash Equivalents                              9.9%                12.2%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Diversified Operations                                 5.9%                 4.8%
Diversified Financial Services                         5.1%                 5.6%
Automotive - Cars and Light Trucks                     3.6%                 1.5%
Multimedia                                             3.0%                 1.7%
Medical - Drugs                                        2.8%                 2.7%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Citigroup, Inc.                                        2.0%                 2.7%
Honeywell International, Inc.                          1.9%                 0.8%
3M Co.                                                 1.9%                 1.2%
Marsh & McLennan Companies, Inc.                       1.7%                 1.4%
Wyeth                                                  1.5%                   --
Exxon Mobil Corp.                                      1.4%                 1.8%
Anheuser-Busch Companies, Inc.                         1.3%                 1.0%
J.P. Morgan Chase & Co.                                1.2%                 1.0%
BMW A.G.                                               1.1%                 0.8%
Automatic Data Processing, Inc.                        1.1%                 1.3%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Since 9/1/92*
(2.79)%         12.00%            13.31%

Janus Balanced Fund
$33,427

S&P 500 Index
$31,376

Lehman Brothers
Government/Credit Index
$19,306

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through through April 30, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($33,427) as compared to the S&P 500 Index ($31,376) and the Lehman Brothers Government/Credit Index ($19,306).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 46.1%
Agricultural Operations - 0.7%
     948,735    Monsanto Co. ................................     $   29,221,038

Applications Software - 0.4%
     325,170    Microsoft Corp.* ............................         16,993,384

Automotive - Cars and Light Trucks - 2.7%
   1,257,301    BMW A.G. ....................................     $   50,188,244
   1,586,425    Ford Motor Co. ..............................         25,382,800
     684,570    General Motors Corp. ........................         43,915,165

                                                                     119,486,209

Automotive - Truck Parts and Equipment - 0.8%
   2,210,375    Delphi Corp. ................................         34,371,331

See Notes to Schedules of Investments.

12  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Beverages - Non-Alcoholic - 0.9%
     178,710    Coca-Cola Co. ...............................     $    9,920,192
     621,740    PepsiCo, Inc. ...............................         32,268,306

                                                                      42,188,498

Beverages - Wine and Spirits - 0.9%
   3,004,338    Diageo PLC ..................................         39,885,628

Brewery - 1.3%
   1,062,040    Anheuser-Busch Companies, Inc. ..............         56,288,120

Cable Television - 0.3%
     526,402    Comcast Corp. - Special Class A* ............         14,081,254

Chemicals - Diversified - 0.8%
     815,615    E.I. du Pont de Nemours and Co. .............         36,294,868

Commercial Banks - 0%
       2,749    Julius Baer Holding, Ltd. ...................            885,729

Computer Services - 0.7%
     575,820    Electronic Data Systems Corp. ...............         31,243,993

Computers - 0.8%
   1,409,340    Apple Computer, Inc.* .......................         34,204,682

Computers - Peripheral Equipment - 0.6%
     429,460    Lexmark International Group, Inc. - Class A*          25,673,119

Consulting Services - 0.3%
     615,650    Accenture, Ltd.* ............................         13,199,536

Cosmetics and Toiletries - 0.9%
     423,350    Procter & Gamble Co. ........................         38,211,571

Data Processing and Management - 1.5%
     968,400    Automatic Data Processing, Inc. .............         49,233,456
     239,480    First Data Corp. ............................         19,036,265

                                                                      68,269,721

Diversified Financial Services - 2.0%
   2,046,557    Citigroup, Inc. .............................         88,615,918

Diversified Minerals - 0%
       4,125    Companhia Vale do Rio Doce (ADR)* ...........            112,571

Diversified Operations - 5.4%
     664,480    3M Co. ......................................         83,591,584
   2,500,881    Bombardier, Inc. - Class B ..................         21,508,775
   1,243,090    General Electric Co. ........................         39,219,489
   2,286,165    Honeywell International, Inc. ...............         83,856,532
     153,255    Illinois Tool Works, Inc. ...................         11,049,685

                                                                     239,226,065

Electronic Components - Semiconductors - 0.4%
     523,635    Texas Instruments, Inc. .....................         16,196,031

Electronic Design Automation - 0.7%
   1,571,320    Cadence Design Systems, Inc.* ...............         32,180,634

Engineering - Research and Development - 0.7%
     758,390    Fluor Corp. .................................         31,344,259

Enterprise Software and Services - 0.4%
   1,594,675    Oracle Corp.* ...............................         16,010,537

Finance - Consumer Loans - 0.4%
     284,115    Household International, Inc. ...............         16,561,063

Finance - Investment Bankers/Brokers - 1.2%
   1,477,000    J.P. Morgan Chase & Co. .....................     $   51,842,700

Food - Retail - 0.5%
     996,890    Kroger Co.* .................................         22,699,185

Hotels and Motels - 0.1%
     148,027    Fairmont Hotels & Resorts, Inc.
                  - New York Shares .........................          4,218,770

Insurance Brokers - 1.7%
     733,670    Marsh & McLennan Companies, Inc. ............         74,159,364

Life and Health Insurance - 1.7%
   1,256,335    AFLAC, Inc. .................................         37,564,417
     275,200    CIGNA Corp. .................................         29,996,800
     293,155    UnumProvident Corp. .........................          8,278,697

                                                                      75,839,914

Medical - Biomedical and Genetic - 0.3%
     141,230    Amgen, Inc.* ................................          7,468,242
     142,470    Immunex Corp.* ..............................          3,866,636

                                                                      11,334,878

Medical - Drugs - 2.4%
     318,490    Eli Lilly and Co. ...........................         21,036,265
     583,815    Pfizer, Inc. ................................         21,221,675
   1,149,515    Wyeth .......................................         65,522,355

                                                                     107,780,295

Medical - Hospitals - 1.1%
     643,345    Tenet Healthcare Corp.* .....................         47,202,223

Motorcycle and Motor Scooter Manufacturing - 0.3%
     241,810    Harley-Davidson, Inc. .......................         12,813,512

Multi-Line Insurance - 0.6%
     398,180    American International Group, Inc. ..........         27,522,202

Multimedia - 2.5%
     371,205    Gannett Company, Inc. .......................         27,209,326
   1,037,840    Viacom, Inc. - Class B* .....................         48,882,264
   1,560,755    Walt Disney Co. .............................         36,178,301

                                                                     112,269,891

Networking Products - 0.1%
   1,169,055    Lucent Technologies, Inc. ...................          5,377,653

Oil Companies - Exploration and Production - 1.0%
     970,945    Burlington Resources, Inc. ..................         43,139,086

Oil Companies - Integrated - 1.9%
     187,302    EnCana Corp. ................................          5,882,720
     395,355    EnCana Corp. - New York Shares ..............         12,433,915
   1,615,385    Exxon Mobil Corp. ...........................         64,890,015

                                                                      83,206,650

Property and Casualty Insurance - 1.1%
     443,875    ACE, Ltd. ...................................         19,317,440
     329,530    XL Capital, Ltd. - Class A ..................         31,091,156

                                                                      50,408,596

Reinsurance - 0.9%
      17,218    Berkshire Hathaway, Inc. - Class B* .........         41,891,394

Retail - Apparel and Shoe - 0.1%
     386,455    Gap, Inc. ...................................          5,452,880

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Retail - Discount - 1.2%
     682,170    Target Corp. ................................     $   29,776,721
     416,300    Wal-Mart Stores, Inc. .......................         23,254,518

                                                                      53,031,239

Rubber - Tires - 0.6%
   1,213,100    Goodyear Tire & Rubber Co. ..................         26,991,475

Semiconductor Components/Integrated Circuits - 0.8%
     385,405    Linear Technology Corp. .....................         14,976,838
     397,255    Maxim Integrated Products, Inc.* ............         19,783,299

                                                                      34,760,137

Super-Regional Banks - 1.6%
     427,880    Bank of America Corp. .......................         31,012,742
   1,641,293    U.S. Bancorp ................................         38,898,644

                                                                      69,911,386

Toys - 0.3%
     640,695    Mattel, Inc. ................................         13,223,945

Transportation - Services - 0.5%
     401,230    FedEx Corp.* ................................         20,731,554
--------------------------------------------------------------------------------
Total Common Stock (cost $1,975,702,959) ....................      2,036,554,688
--------------------------------------------------------------------------------
Corporate Bonds - 22.2%
Aerospace and Defense - 0.6%
                Lockheed Martin Corp.:
$  5,700,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................          6,070,500
   7,050,000      8.20%, notes, due 12/1/09 .................          7,931,250
  12,950,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................         14,309,750

                                                                      28,311,500

Automotive - Truck Parts and Equipment - 0.6%
  19,215,000    Delphi Corp., 6.55%
                  notes, due 6/15/06 ........................         19,647,338
   6,750,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....          6,994,688

                                                                      26,642,026

Beverages - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
   8,820,000      5.375%, notes, due 8/15/06 ................          8,886,150
  24,000,000      7.125%, notes, due 9/30/09 ................         25,770,000
  13,400,000      6.125%, notes, due 8/15/11 ................         13,433,500
   5,795,000    PepsiCo, Inc., 4.50%
                  notes, due 9/15/04 ........................          5,881,925

                                                                      53,971,575

Brewery - 0.8%
                Anheuser-Busch Companies, Inc.:
   8,345,000      5.65%, notes, due 9/15/08 .................          8,522,331
   1,610,000      5.75%, notes, due 4/1/10 ..................          1,605,975
   7,950,000      6.00%, senior notes, due 4/15/11 ..........          8,039,437
   5,050,000      7.55%, notes, due 10/1/30 .................          5,757,000
   5,300,000      6.80%, notes, due 1/15/31 .................          5,505,375
   6,650,000      6.80%, notes, due 8/20/32 .................          6,907,687

                                                                      36,337,805

Broadcast Services and Programming - 0.6%
                Clear Channel Communications, Inc.:
$ 16,860,000      2.625%, convertible senior notes
                  due 4/1/03 ................................     $   16,817,850
  10,150,000      6.00%, notes, due 11/1/06 .................          9,870,875

                                                                      26,688,725

Cable Television - 1.0%
                Cox Communications, Inc.:
   6,275,000      7.50%, notes, due 8/15/04 .................          6,526,000
  10,970,000      7.75%, notes, due 8/15/06 .................         11,353,950
  24,550,000    TCI Communications, Inc., 6.375%
                  senior notes, due 5/1/03 ..................         25,010,312

                                                                      42,890,262

Cellular Telecommunications - 0.6%
  11,400,000    AT&T Wireless Services, Inc., 7.35%
                  senior notes, due 3/1/06 ..................         11,400,000
  13,894,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................         15,005,520

                                                                      26,405,520

Chemicals - Diversified - 0.7%
  14,325,000    Dow Chemical Co., 6.125%
                  notes, due 2/1/11 .........................         13,984,781
  17,466,000    Lyondell Chemical Co., 9.625%
                  secured notes, due 5/1/07 .................         17,291,340

                                                                      31,276,121

Commercial Banks - 0.2%
   6,785,000    US Bank, N.A., 5.70%
                  notes, due 12/15/08 .......................          6,776,519

Computers - 0.4%
   8,875,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          8,919,375
                Sun Microsystems, Inc.:
   1,735,000      7.35%, senior notes, due 8/15/04 ..........          1,808,737
   8,610,000      7.65%, senior notes, due 8/15/09 ..........          8,911,350

                                                                      19,639,462

Cosmetics and Toiletries - 0.2%
  10,635,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................         10,728,056

Diversified Financial Services - 3.1%
  13,115,000    Associates Corporation of North America
                  5.75%, senior notes, due 11/1/03 ..........         13,574,025
                Citigroup, Inc.:
   4,700,000      5.50%, notes, due 8/9/06 ..................          4,782,250
  16,020,000      7.25%, subordinated notes, due 10/1/10 ....         17,181,450
   5,570,000      6.50%, notes, due 1/18/11 .................          5,702,287
                General Electric Capital Corp.:
  14,350,000      5.375%, notes, due 1/15/03 ................         14,637,000
  26,400,000      5.375%, notes, due 4/23/04 ................         27,192,000
  16,070,000      7.25%, notes, due 5/3/04 ..................         17,134,637
  24,700,000      5.35%, notes, due 3/30/06 .................         25,008,750
  13,000,000      6.75%, notes, due 3/15/32 .................         12,837,500

                                                                     138,049,899

See Notes to Schedules of Investments.

14  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Diversified Operations - 0.5%
                Honeywell International, Inc.:
$ 11,500,000      5.125%, notes, due 11/1/06 ................     $   11,370,625
   9,200,000      6.125%, notes, due 11/1/11 ................          9,165,500

                                                                      20,536,125

Finance - Auto Loans - 0.7%
                General Motors Acceptance Corp.:
  21,500,000      6.75%, notes, due 12/10/02 ................         22,037,500
   8,220,000      5.80%, notes, due 3/12/03 .................          8,394,675

                                                                      30,432,175

Finance - Consumer Loans - 0.8%
  11,750,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ........................         11,926,250
                Household Finance Corp.:
   6,500,000      6.00%, notes, due 5/1/04 ..................          6,605,625
  10,500,000      6.50%, notes, due 1/24/06 .................         10,762,500
   5,710,000      6.75%, notes, due 5/15/11 .................          5,667,175

                                                                      34,961,550

Finance - Credit Card - 0.6%
                American Express Co.:
  18,800,000      6.75%, senior unsubordinated notes
                  due 6/23/04 ...............................         19,787,000
   6,575,000      4.25%, notes, due 2/7/05 ..................          6,558,562

                                                                      26,345,562

Finance - Investment Bankers/Brokers - 1.0%
                J.P. Morgan Chase & Co.:
   8,725,000      5.35%, notes, due 3/1/07 ..................          8,659,562
   9,095,000      6.625%, subordinated notes, due 3/15/12 ...          9,117,737
  23,545,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................         24,369,075

                                                                      42,146,374

Food - Miscellaneous/Diversified - 1.0%
                General Mills, Inc.:
   8,730,000      5.125%, notes, due 2/15/07 ................          8,588,138
   5,765,000      6.00%, notes, due 2/15/12 .................          5,592,050
                Kellogg Co.:
  24,800,000      5.50%, notes, due 4/1/03 ..................         25,265,000
   2,450,000      7.45%, debentures, due 4/1/31 .............          2,630,687

                                                                      42,075,875

Food - Retail - 1.3%
   6,380,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......          6,818,625
                Kroger Co.:
   5,275,000      7.80%, notes, due 8/15/07 .................          5,710,188
   3,930,000      7.00%, senior notes, due 5/1/18 ...........          3,890,700
   6,580,000      6.80%, notes, due 12/15/18 ................          6,390,825
   6,230,000      7.50%, company guaranteed notes
                  due 4/1/31 ................................          6,416,900
                Safeway, Inc.:
   4,250,000      6.85%, senior notes, due 9/15/04 ..........          4,489,063
  10,750,000      6.15%, notes, due 3/1/06 ..................         11,045,625
   5,500,000      6.50%, notes, due 11/15/08 ................          5,658,125
   7,000,000      6.50%, notes, due 3/1/11 ..................          7,105,000

                                                                      57,525,051

Food - Wholesale/Distribution - 0.1%
$  4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes, due 2/17/09+ ....     $    4,335,669

Hotels and Motels - 0.2%
                Starwood Hotels & Resorts Worldwide, Inc.:
   4,300,000      7.375%, notes, due 5/1/07 .................          4,326,875
   3,220,000      7.875%, notes, due 5/1/12 .................          3,232,075

                                                                       7,558,950

Insurance Brokers - 0.2%
   8,800,000    Marsh & McLennan Companies, Inc., 5.375%
                  notes, due 3/15/07+ .......................          8,855,000

Internet Brokers - 0.3%
  14,200,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................         15,371,500

Life and Health Insurance - 0.1%
   4,500,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 ........................          4,775,625

Medical - Drugs - 0.4%
  13,700,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................         14,230,875
   4,000,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          4,145,000

                                                                      18,375,875

Medical - HMO - 0.3%
                  UnitedHealth Group, Inc.:
   7,085,000      7.50%, notes, due 11/15/05 ................          7,696,081
   6,600,000      5.20%, notes, due 1/17/07 .................          6,525,750

                                                                      14,221,831

Multi-Line Insurance - 0.4%
  17,950,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07+ ................         17,860,250

Multimedia - 0.5%
                Viacom, Inc.:
  12,215,000      7.75%, senior notes, due 6/1/05 ...........         13,176,931
   4,325,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................          4,611,531
   4,800,000    Walt Disney Co., 6.375%
                  notes, due 3/1/12 .........................          4,746,000

                                                                      22,534,462

Oil Companies - Exploration and Production - 0.2%
   9,310,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 ........................          9,298,363

Oil Companies - Integrated - 0.3%
  12,995,000    Conoco, Inc., 6.95%
                  senior notes, due 4/15/29 .................         13,222,413

Oil Refining and Marketing - 0.2%
                Valero Energy Corp.:
   3,870,000      6.125%, notes, due 4/15/07 ................          3,923,213
   3,015,000      6.875%, notes, due 4/15/12 ................          3,063,994
   2,150,000      7.50%, notes, due 4/15/32 .................          2,174,188

                                                                       9,161,395

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Pipelines - 1.0%
                El Paso Corp.:
$ 11,850,000      7.00%, senior notes, due 5/15/11 ..........     $   11,775,938
   8,730,000      8.05%, notes, due 10/15/30 ................          8,926,425
   6,625,000      7.75%, notes, due 1/15/32 .................          6,616,719
   6,150,000    K N Energy, Inc., 6.45%
                  senior notes, due 3/1/03 ..................          6,288,375
   8,170,000    Kinder Morgan, Inc., 6.65%
                  senior notes, due 3/1/05 ..................          8,486,588

                                                                      42,094,045

Resorts and Theme Parks - 0%
   1,450,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................          1,522,500

Retail - Building Products - 0.7%
  27,550,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         29,099,688

Retail - Discount - 1.2%
                Target Corp.:
  17,200,000      5.50%, notes, due 4/1/07 ..................         17,436,500
   3,700,000      5.40%, notes, due 10/1/08 .................          3,663,000
                Wal-Mart Stores, Inc.:
  10,495,000      5.45%, notes, due 8/1/06 ..................         10,718,019
  19,760,000      6.875%, senior notes, due 8/10/09 .........         21,167,900

                                                                      52,985,419

Super-Regional Banks - 0.1%
   2,200,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          2,345,750

Tools - Hand Held - 0.1%
   6,010,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          6,257,913
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $959,496,096) ...................        981,616,830
--------------------------------------------------------------------------------
Preferred Stock - 1.8%
Automotive - Cars and Light Trucks - 0.9%
     716,605    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................         40,330,529

Electric - Integrated - 0.3%
     343,420    Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ............         11,375,788

Oil Companies - Integrated - 0.4%
     709,110    El Paso CGP Co., convertible, 6.625% ........         19,323,248

Publishing - Newspapers - 0.2%
     136,060    Tribune Co., convertible, 2.00% .............          9,456,170
--------------------------------------------------------------------------------
Total Preferred Stock (cost $109,877,695) ...................         80,485,735
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900    Ono Finance PLC, expires 5/31/09*,+
                  (cost $0) .................................              6,217
--------------------------------------------------------------------------------
U.S. Government Obligations - 20.0%
U.S. Government Agencies - 9.8%
                Fannie Mae:
$ 20,345,000      4.75%, due 11/14/03 .......................     $   20,823,514
  71,085,000      5.625%, due 5/14/04 .......................         73,885,749
  26,000,000      5.50%, due 5/2/06 .........................         26,552,500
  17,900,000      4.75%, due 1/2/07 .........................         17,653,875
  50,000,000      5.00%, due 1/15/07 ........................         50,312,500
  20,350,000      6.25%, due 2/1/11 .........................         20,782,437
  62,100,000      5.375%, due 11/15/11 ......................         60,469,875
  25,155,000      6.625%, due 11/15/30 ......................         26,286,975
                Federal Home Loan Bank System:
  76,790,000      4.875%, due 5/14/04 .......................         78,901,725
  38,900,000      6.50%, due 11/15/05 .......................         41,623,000
  16,890,000    Freddie Mac
                  5.875%, due 3/21/11 .......................         16,805,550

                                                                     434,097,700

U.S. Treasury Notes/Bonds - 10.2%
  21,060,000      3.375%, due 4/30/04 .......................         21,119,179
  19,415,000      6.00%, due 8/15/04 ........................         20,513,889
  40,710,000      5.875%, due 11/15/04 ......................         42,955,156
  25,000,000      5.75%, due 11/15/05 .......................         26,375,000
  38,755,000      6.50%, due 10/15/06 .......................         42,020,109
  30,000,000      6.00%, due 8/15/09 ........................         31,940,400
  25,690,000      5.00%, due 8/15/11 ........................         25,495,270
  57,322,000      7.25%, due 5/15/16 ........................         66,499,825
  40,000,000      6.00%, due 2/15/26 ........................         41,281,200
  34,910,000      5.25%, due 2/15/29 ........................         32,588,834
  92,730,000      6.25%, due 5/15/30 ........................         99,605,002

                                                                     450,393,864
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $883,574,985) .......        884,491,564
--------------------------------------------------------------------------------
Time Deposits - 5.0%
                Rabobank, London
 200,000,000      1.78125%, 5/1/02 ..........................        200,000,000
                State Street Bank and Trust Co.
  21,300,000      1.875%, 5/1/02 ............................         21,300,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $221,300,000) .....................        221,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.2%
                Federal Home Loan Bank System:
  35,000,000      1.72%, 5/1/02 .............................         35,000,000
  25,000,000      1.72%, 5/28/02 ............................         24,967,750
  25,000,000      1.70%, 5/29/02 ............................         24,966,944
                Freddie Mac
 100,000,000      1.67%, 5/14/02 ............................         99,939,694
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $184,874,388)         184,874,388
--------------------------------------------------------------------------------
Total Investments (total cost $4,334,826,123) - 99.3% .......      4,389,329,422
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%         29,263,115
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $4,418,592,537
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

16  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.5%         $   63,608,132
Brazil                                                 0%                112,571
Canada                                               1.0%             44,044,179
Germany                                              1.1%             50,188,244
Switzerland                                            0%                885,729
United Kingdom                                       0.9%             39,891,845
United States++                                     95.5%          4,190,598,722
--------------------------------------------------------------------------------
Total                                              100.0%         $4,389,329,422

++Includes Short-Term Securities (86.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND                         Karen L. Reidy, portfolio manager

For the six-month period ended April 30, 2002, Janus Core Equity Fund rose 7.64% compared to a gain of only 2.31% for the S&P 500 Index.(1) As a result, the Fund achieved a top-decile ranking for the one-year period ended April 30, 2002, placing 66th out of 826 large-cap core funds tracked by Lipper, a Reuters Company and a leading mutual fund-rating company.(2)

[PHOTO]

After making a sizzling comeback at year-end, stocks turned lukewarm in 2002. Shares were pressured as fears over the accounting scandal that brought down energy trader Enron tainted the broader market. Still, interest rates at historic lows, robust consumer confidence and rising industrial production and business inventories provided reasons for optimism. But while the economic outlook brightened, capital spending remained sluggish and corporate earnings continued to be weak. As investors scaled back their expectations for a strong rebound, the three major equity indices in turn recorded lackluster gains for the period.

Minnesota Mining & Manufacturing, the 100-year-old industrial giant that officially changed its name to 3M in April, contributed to our performance. Despite slowing domestic growth as the U.S. economy stalled and cooling demand overseas, the company has benefited from the leadership of new CEO Jim McNerny, who has implemented several aggressive cost-cutting and efficiency programs he learned during his tenure at General Electric. Among his most important initiatives is a new focus on pay for performance to motivate top executives. After only a year on the job, McNerny's strategic restructuring has already produced rising profits in the face of weaker sales. What's more, I believe improvements in working capital and free cash flow should provide a steady tailwind for the stock going forward.

Another standout was Honeywell International. Our interest in the diversified manufacturer was piqued when its merger with GE fell through last year over anticompetitive objections of European Union regulators. At the time, we viewed Honeywell as a "special situation" - in other words, a company that is undervalued, but which possesses a catalyst for growth. In this case, the catalyst was past Honeywell CEO Larry Bossidy, who temporarily reassumed the top spot. Bossidy, in turn, has named his former GE colleague David Cote, most recently CEO of TRW (aerospace and defense contractor), to continue the work of transforming the company. Business at the manufacturer's Aerospace unit, meanwhile, has soared as defense spending has jumped. Additionally, we see an eventual recovery in the commercial airline industry driving future revenue growth.

Anheuser-Busch was a winner as well. The brewer, a company I've owned since I became manager of the Fund, typifies the kind of businesses I want to own. Over the years, the maker of Budweiser, Bud Light, Busch, Michelob and other specialty brands has impressed me with its rising free cash flow, declining capital intensity and dominant and growing market share. All in all, the company's consistent performance and top-notch management team continue to win my confidence.

On the downside, IBM hindered our results. Like many of its blue-chip brethren, the computer and technology behemoth slipped lower on investor misperceptions about its financial reporting practices. But while the company's accounting was given a clean bill of health, its fundamental revenue growth weakened as investment in technology products and services continued to slow despite signs of improvement elsewhere in the economy. This reinforced my belief that a recovery in capital spending on technology would lag other business investment, prompting me to reassess my original thesis for IBM and sell the stock.

AT&T Wireless Services was also a disappointment. We were first attracted to the company because it was better capitalized than other wireless providers and projected it would be cash flow-positive long before its rivals. On top of that, the firm boasted great brand-name recognition and growing market share. Unfortunately, our investment thesis failed to play out as we had anticipated. First, an excess supply of wireless equity and debt in the market depressed the entire sector. Later, the FCC refunded payments AT&T Wireless had made to secure the rights to airwaves formerly held by bankrupt NextWave Telecom until a dispute over ownership of the licenses is settled. Without that spectrum, however, AT&T will be unable to offer enhanced 2.5 and 3G services to customers. We therefore liquidated the position, taking a loss on the sale.

Looking ahead, the markets appear to be locked in a period of "wait and see" with regard to when the Federal Reserve will raise interest rates and when corporate profits will match the growth that recent economic data indicate we are experiencing. But while the markets are "on hold," we on the other hand are seeking out attractively valued companies whose managements have a history of executing.

Thank you for investing in Janus Core Equity Fund.

(1)  Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invesment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of March 31, 2002, Lipper ranked Janus Core Equity Fund 168 out of 807 and 2 out of 374 large-cap core funds for the 1-, and 5-year periods. As of April 30, 2002, Lipper ranked Janus Core Equity Fund 1 out of 385 large-cap core funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

18  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              90.3%                87.0%
  Foreign                                              8.9%                 7.1%
Top 10 Equities                                       24.5%                28.3%
Number of Stocks                                         80                   64
Cash, Cash Equivalents and
  Fixed-Income Securities                              9.7%                13.0%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Diversified Operations                                 8.9%                 7.2%
Automotive - Cars and Light Trucks                     6.9%                 2.3%
Multimedia                                             4.9%                 3.4%
Medical - Drugs                                        3.7%                 5.1%
Diversified Financial Services                         3.5%                 5.7%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Citigroup, Inc.                                        3.5%                 5.7%
3M Co.                                                 3.2%                 2.4%
Honeywell International, Inc.                          2.9%                 1.1%
Marsh & McLennan Companies, Inc.                       2.4%                 2.6%
J.P. Morgan Chase & Co.                                2.3%                 2.0%
Wyeth                                                  2.2%                 2.2%
Automatic Data Processing, Inc.                        2.1%                 2.4%
AFLAC, Inc.                                            2.0%                   --
Anheuser-Busch Companies, Inc.                         2.0%                 2.1%
Exxon Mobil Corp.                                      1.9%                 2.1%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Since 6/28/96*
(8.21)%         14.40%             16.16%

Janus Core Equity
Fund
$23,977

S&P 500 Index
$17,491

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Core Equity Fund and the S&P 500 Index. Janus Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through April 30, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Core Equity Fund ($23,977) as compared to the S&P 500 Index ($17,491).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 86.2%
Advertising Sales - 1.0%
     209,125    Lamar Advertising Co.* ......................     $    8,977,736

Agricultural Operations - 1.3%
     365,845    Monsanto Co. ................................         11,268,026

Applications Software - 0.6%
      99,915    Microsoft Corp.* ............................          5,221,558

Automotive - Cars and Light Trucks - 3.8%
     278,482    BMW A.G. ....................................     $   11,116,290
     430,745    Ford Motor Co. ..............................          6,891,920
     250,250    General Motors Corp. ........................         16,053,538

                                                                      34,061,748

Automotive - Truck Parts and Equipment - 1.7%
     157,124    Autoliv A.B. ................................          3,494,115
     754,615    Delphi Corp. ................................         11,734,263

                                                                      15,228,378

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Beverages - Non-Alcoholic - 1.8%
     116,165    Coca-Cola Co. ...............................     $    6,448,319
     187,950    PepsiCo, Inc. ...............................          9,754,605

                                                                      16,202,924

Beverages - Wine and Spirits - 1.4%
     929,617    Diageo PLC ..................................         12,341,607

Brewery - 2.0%
     329,840    Anheuser-Busch Companies, Inc. ..............         17,481,520

Cable Television - 0.4%
     142,468    Comcast Corp. - Special Class A* ............          3,811,019

Chemicals - Diversified - 1.4%
     287,900    E.I. du Pont de Nemours and Co. .............         12,811,550

Commercial Banks - 0%
       1,104    Julius Baer Holding, Ltd. ...................            355,709

Computer Services - 0.5%
      89,970    Electronic Data Systems Corp. ...............          4,881,772

Computers - 1.4%
     499,420    Apple Computer, Inc.* .......................         12,120,923

Computers - Peripheral Equipment - 1.1%
     161,130    Lexmark International Group, Inc. - Class A*           9,632,351

Consulting Services - 0.6%
     244,140    Accenture, Ltd.* ............................          5,234,362

Cosmetics and Toiletries - 2.6%
     170,000    Colgate-Palmolive Co. .......................          9,011,700
     158,485    Procter & Gamble Co. ........................         14,304,856

                                                                      23,316,556

Data Processing and Management - 3.2%
     370,660    Automatic Data Processing, Inc. .............         18,844,354
     120,390    First Data Corp. ............................          9,569,801

                                                                      28,414,155

Diversified Financial Services - 3.5%
     727,815    Citigroup, Inc. .............................         31,514,389

Diversified Operations - 8.9%
     226,635    3M Co. ......................................         28,510,683
     999,538    Bombardier, Inc. - Class B ..................          8,596,506
     377,145    General Electric Co. ........................         11,898,925
     702,955    Honeywell International, Inc. ...............         25,784,389
      71,805    Illinois Tool Works, Inc. ...................          5,177,140

                                                                      79,967,643

Electronic Design Automation - 1.2%
     543,445    Cadence Design Systems, Inc.* ...............         11,129,754

Engineering - Research and Development - 1.1%
     234,360    Fluor Corp. .................................          9,686,099

Enterprise Software and Services - 0.7%
     618,120    Oracle Corp.* ...............................          6,205,925

Finance - Consumer Loans - 0.9%
     139,015    Household International, Inc. ...............          8,103,184

Finance - Investment Bankers/Brokers - 2.3%
     581,125    J.P. Morgan Chase & Co. .....................         20,397,487

Food - Meat Products - 0.5%
     349,605    Tyson Foods, Inc. - Class A .................     $    4,901,462

Food - Retail - 1.1%
     426,885    Kroger Co. ..................................          9,720,171

Home Furnishings - 1.0%
     210,530    Ethan Allen Interiors, Inc. .................          8,675,941

Hotels and Motels - 2.0%
     237,903    Fairmont Hotels & Resorts, Inc.
                  - New York Shares .........................          6,780,236
     283,695    Starwood Hotels & Resorts Worldwide, Inc. ...         10,723,671

                                                                      17,503,907

Instruments - Controls - 0.5%
     121,075    Mettler-Toledo International, Inc.* .........          4,655,334

Insurance Brokers - 2.4%
     216,865    Marsh & McLennan Companies, Inc. ............         21,920,714

Life and Health Insurance - 3.3%
     609,205    AFLAC, Inc. .................................         18,215,230
      76,495    CIGNA Corp. .................................          8,337,955
     116,640    UnumProvident Corp. .........................          3,293,914

                                                                      29,847,099

Medical - Biomedical and Genetic - 0.3%
      52,670    Amgen, Inc.* ................................          2,785,190

Medical - Drugs - 3.7%
      79,900    Eli Lilly and Co. ...........................          5,277,395
     204,290    Pfizer, Inc. ................................          7,425,942
     352,595    Wyeth .......................................         20,097,915

                                                                      32,801,252

Medical - Hospitals - 1.8%
     219,360    Tenet Healthcare Corp.* .....................         16,094,443

Multi-Line Insurance - 1.3%
     169,243    American International Group, Inc. ..........         11,698,076

Multimedia - 4.9%
     326,800    Entravision Communications Corp.* ...........          4,738,600
     116,105    Gannett Company, Inc. .......................          8,510,496
     344,363    Viacom, Inc. - Class B* .....................         16,219,497
     640,305    Walt Disney Co. .............................         14,842,270

                                                                      44,310,863

Networking Products - 0.3%
     614,120    Lucent Technologies, Inc.* ..................          2,824,952

Oil Companies - Exploration and Production - 1.4%
     282,810    Burlington Resources, Inc. ..................         12,565,248

Oil Companies - Integrated - 2.4%
     146,525    EnCana Corp. - New York Shares ..............          4,608,211
     431,010    Exxon Mobil Corp. ...........................         17,313,672

                                                                      21,921,883

Property and Casualty Insurance - 1.9%
     168,445    ACE, Ltd. ...................................          7,330,726
     105,135    XL Capital, Ltd. - Class A ..................          9,919,487

                                                                      17,250,213

Radio - 0.9%
     512,065    Spanish Broadcasting System, Inc. - Class A*           8,218,643

See Notes to Schedules of Investments.

20  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Reinsurance - 1.7%
       6,370    Berkshire Hathaway, Inc. - Class B* .........     $   15,498,210

Retail - Apparel and Shoe - 0.2%
     135,710    Gap, Inc. ...................................          1,914,868

Retail - Discount - 2.0%
     216,620    Target Corp. ................................          9,455,463
     144,025    Wal-Mart Stores, Inc. .......................          8,045,237

                                                                      17,500,700

Retail - Jewelry - 0.3%
      65,990    Tiffany & Co. ...............................          2,623,103

Rubber - Tires - 1.2%
     476,280    Goodyear Tire & Rubber Co. ..................         10,597,230

Semiconductor Components/Integrated Circuits - 1.7%
     163,130    Linear Technology Corp. .....................          6,339,232
     181,865    Maxim Integrated Products, Inc.* ............          9,056,877

                                                                      15,396,109

Super-Regional Banks - 2.5%
     116,170    Bank of America Corp. .......................          8,420,002
     609,208    U.S. Bancorp ................................         14,438,230

                                                                      22,858,232

Toys - 1.6%
     676,660    Mattel, Inc.* ...............................         13,966,262

Transportation - Air Freight - 1.1%
     307,475    CNF, Inc. ...................................          9,719,285

Transportation - Services - 0.8%
     140,335    FedEx Corp.* ................................          7,251,109
--------------------------------------------------------------------------------
Total Common Stock (cost $729,473,985) ......................        773,386,874
--------------------------------------------------------------------------------
Corporate Bonds - 0.8%
Brewery - 0.1%
$    780,000    Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 .................            788,775

Broadcast Services and Programming - 0.4%
   3,733,000    Clear Channel Communications, Inc., 2.625%
                  convertible senior notes, due 4/1/03 ......          3,723,668

Cellular Telecommunications - 0.3%
   2,774,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................          2,995,920
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $7,651,013) .....................          7,508,363
--------------------------------------------------------------------------------
Preferred Stock - 4.1%
Automotive - Cars and Light Trucks - 3.1%
     199,820    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................         11,245,870
     223,275    General Motors Corp. - Series A
                  convertible, 4.50% ........................          6,238,303
      23,760    Porsche A.G. ................................         10,533,448

                                                                      28,017,621

Cable Television - 0.3%
      64,610    Cox Communications, Inc., convertible, 7.00%           3,056,053

Electric - Integrated - 0.3%
      72,445    Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ............     $    2,399,741

Publishing - Newspapers - 0.4%
      50,455    Tribune Co., convertible, 2.00% .............          3,506,623
--------------------------------------------------------------------------------
Total Preferred Stock (cost $36,792,570) ....................         36,980,038
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.2%
                Fannie Mae:
$  1,185,000      4.75%, due 11/14/03 .......................          1,212,871
   1,010,000      5.625%, due 5/14/04 .......................          1,049,794
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $2,243,119) .........          2,262,665
--------------------------------------------------------------------------------
Time Deposits - 8.7%
                Societe Generale, New York
  40,000,000      1.8125%, 5/1/02 ...........................         40,000,000
                State Street Bank and Trust Co.
  37,900,000      1.875%, 5/1/02 ............................         37,900,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $77,900,000) ......................         77,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $854,060,687) - 100% ..........        898,037,940
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0% .          (305,124)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  897,732,816
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.5%         $   22,484,575
Canada                                               2.2%             19,984,953
Germany                                              2.4%             21,649,738
Sweden                                               0.4%              3,494,115
Switzerland                                            0%                355,709
United Kingdom                                       1.4%             12,341,607
United States++                                     91.1%            817,727,243
--------------------------------------------------------------------------------
Total                                              100.0%         $  898,037,940

++Includes Short-Term Securities (82.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND                        Jonathan Coleman, portfolio manager

Stocks gained sharply in November and December, making up much of the lost ground following the Sept. 11 downturn. In early 2002, however, the market offered a whipsaw performance, fueled by investor sentiment that vacillated between hope for a strong recovery and concerns that an eventual upturn would be less robust than first envisioned.

Against this challenging backdrop, Janus Enterprise Fund declined 4.11% for the six months ended April 30, 2002, compared to a 20.04% gain in its benchmark, the S&P MidCap 400 Index.(1)

[PHOTO]

During the period, I assumed management responsibilities for the Fund, coincident with Jim Goff's appointment as Janus' Director of Research. Jim's research and industry expertise will be a vital resource to me as I apply my own experience to the day-to-day management of the Fund.

Going forward, I will run a more diversified Fund than you've seen in the past, typically with 80-90 names comprising broader industry and sector exposure. I will also limit top position sizes to approximately 3% of assets. I believe this will mitigate the impact of any single adverse event occurring to a mid-cap company we own.

I am also extremely focused on tangible earnings, free cash flow and working capital improvement, which I feel help provide fundamental support for a stock even when markets turn south. Last, I seek a balance between rapid earnings growers and companies that have moderate growth but which I think possess a positive catalyst for change. I believe that this approach should deliver protection on the downside and nice participation in an up market.

Upon assuming management of the Fund, I evaluated each inherited position against my stock-selection framework. As a result, I sold outright or significantly reduced many holdings. Among these were Crown Castle, Sepracor and Andrx.

Crown Castle leases the infrastructure that supports the wireless networks of large telecom service providers. The stock has been punished by concerns over the financial health of its customer base, and while we believe this condition to be temporary, we felt it was prudent to reduce our exposure until Crown Castle's customers achieve better financial footing. Although we trimmed it considerably, we feel Crown Castle's predictable monthly revenue stream and contractually escalating pricing represent excellent long-term growth potential.

The Fund was also hurt by the disappointing performance of two pharmaceutical holdings: Sepracor and Andrx. Sepracor was set back when a new allergy drug, Soltara, was unexpectedly rejected by the Food & Drug Administration, prompting us to sell the stock. Meanwhile, Andrx was plagued by pending court rulings on its ability to offer generic drugs in several disease categories. Given the prospect of continuing uncertainty, I felt it was best to sell the position entirely.

Positive contributors to the Fund included financial concern AFLAC and Laboratory Corporation of America, our largest holding. After a restructuring of its Japanese sales force, AFLAC is rebounding from struggles in that market, where it enjoys an astounding 85% market share in supplemental insurance. With the wind at its back from a successful ad campaign, AFLAC has trained its sights on greatly increased market penetration in the U.S. as well. Laboratory Corp. is a leader in esoteric diagnostic tests for diseases such as HIV and Hepatitis C, and stands to benefit as new genomic tests are being developed to assess the likelihood of certain inherited illnesses.

Also gaining ground were semiconductor maker Integrated Device Technology and payroll processing firm Paychex. Integrated Device's large customer order patterns showed improvements following a dramatic 2001 slowdown. The company is also aggressively removing costs, which positions it for higher potential profits when revenues start to bounce back. The success of longtime holding Paychex is rooted in the firm's 350,000 small and midsize business clients, which provide an annuity revenue stream that continues to grow even in the economic downturn.

Meanwhile, I continue to believe that good companies exist in diverse industries. To this end, I have added four to five stocks each among the healthcare, technology, financial services, consumer discretionary, industrial, media and energy sectors. Among these are Interpublic Group, Novellus Systems and Robert Half.

Leading ad agency Interpublic Group is an excellent example of a company that I believe gives us two chances to outperform: good cost control, allowing earnings growth potential while revenues are flat, and even better performance potential when the inevitable upturn in advertising commences. Novellus, which provides equipment to semiconductor makers, has astute leadership that has managed through cyclical order downturns by quickly whittling working capital out of the business. Executive placement firm Robert Half has managed through the downturn with careful cost cutting, good working capital control and a stock buyback commitment with its free cash flow.

During this transition period, I have temporarily raised cash levels as I evaluate new stocks that meet my investment and valuation criteria. Though, since I assumed its management on February 1, Janus Enterprise Fund has trailed the S&P MidCap 400 Index, I am encouraged to see many of the recent additions performing well. Nonetheless, our goal is to outperform the Fund's benchmark, and the entire Janus research team is working diligently toward that objective.

Thank you for your investment in Janus Enterprise Fund.

(1)  Returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

22  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              84.1%                93.7%
  Foreign                                              3.2%                   --
Top 10 Equities                                       25.1%                34.0%
Number of Stocks                                         85                   70
Cash, Cash Equivalents and
  Fixed-Income Securities                             15.9%                 6.3%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Commercial Services - Finance                          5.4%                 8.2%
Medical Labs and Testing Services                      4.3%                 3.8%
Reinsurance                                            4.0%                 2.0%
Medical Instruments                                    3.7%                 1.5%
E-Commerce - Services                                  3.4%                 6.5%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Laboratory Corporation of
  America Holdings                                     3.0%                 2.3%
St. Jude Medical, Inc.                                 2.7%                 0.9%
eBay, Inc.                                             2.6%                 5.1%
Apollo Group, Inc. - Class A                           2.6%                 3.7%
Lamar Advertising Co.                                  2.6%                 1.6%
Berkshire Hathaway, Inc. - Class B                     2.4%                 2.0%
Electronic Arts, Inc.                                  2.4%                   --
Concord EFS, Inc.                                      2.3%                 2.7%
Kinder Morgan, Inc.                                    2.3%                 3.2%
Enzon, Inc.                                            2.2%                 2.8%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Since 9/1/92*
(30.83)%         7.03%             11.38%

Janus Enterprise
Fund
$28,332

S&P MidCap
400 Index
$43,574

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($28,332) as compared to the S&P MidCap 400 Index ($43,574).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P MidCap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 84.1%
Advertising Agencies - 1.0%
     823,695    Interpublic Group ...........................     $   25,435,702

Advertising Sales - 2.6%
   1,568,310    Lamar Advertising Co.* ......................         67,327,548

Airlines - 1.5%
   2,181,445    Southwest Airlines Co. ......................         39,724,113

Applications Software - 0.2%
     399,000    Keane, Inc.* ................................          6,240,360

Building - Mobile Home and Manufactured Housing - 0.4%
     591,725    Clayton Homes, Inc. .........................     $   10,118,497

Building - Residential and Commercial - 1.0%
      68,400    NVR, Inc.* ..................................         25,290,900

Cable Television - 1.2%
   1,097,690    USA Networks, Inc.* .........................         32,831,908

Casino Services - 0.8%
     346,470    International Game Technology* ..............         21,810,286

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Banks - 1.9%
     201,950    Commerce Bancorp, Inc. ......................     $    9,974,310
     109,375    M&T Bank Corp. ..............................          9,338,437
     683,520    National Commerce Financial Corp. ...........         19,131,725
     273,870    North Fork Bancorporation, Inc. .............         10,576,859

                                                                      49,021,331

Commercial Services - Finance - 5.4%
   1,897,280    Concord EFS, Inc.* ..........................         61,832,355
     670,735    Moody's Corp. ...............................         29,230,631
   1,388,056    Paychex, Inc. ...............................         51,816,130

                                                                     142,879,116

Containers - Metal and Glass - 0.5%
     264,095    Ball Corp. ..................................         12,557,717

Data Processing and Management - 0.6%
     376,250    Certegy, Inc.* ..............................         14,598,500

Disposable Medical Products - 0.2%
      99,305    C.R. Bard, Inc. .............................          5,455,817

Distribution and Wholesale - 0.7%
      54,580    Fastenal Co. ................................          4,565,071
     237,995    W.W. Grainger, Inc. .........................         13,344,380

                                                                      17,909,451

Diversified Operations - 1.8%
   2,341,430    Cendant Corp.* ..............................         42,122,326
      40,055    SPX Corp.* ..................................          5,393,406

                                                                      47,515,732

E-Commerce - Services - 3.4%
   1,298,835    eBay, Inc.* .................................         68,968,138
     680,095    TMP Worldwide, Inc.* ........................         20,518,466

                                                                      89,486,604

Electric - Generation - 0.6%
   1,946,545    AES Corp.* ..................................         15,611,291

Electronic Components - Miscellaneous - 0.3%
     275,860    Celestica, Inc. - New York Shares* ..........          7,641,322

Electronic Components - Semiconductors - 3.0%
     852,515    Cree, Inc.*,# ...............................         10,051,152
     598,495    National Semiconductor Corp.* ...............         18,864,562
   1,438,955    NVIDIA Corp.* ...............................         50,090,024

                                                                      79,005,738

Electronic Design Automation - 0.6%
     739,315    Cadence Design Systems, Inc.* ...............         15,141,171

Entertainment Software - 2.4%
   1,064,635    Electronic Arts, Inc.* ......................         62,866,697

Fiduciary Banks - 1.4%
     690,675    Northern Trust Corp. ........................         36,688,656

Finance - Credit Card - 0.6%
     268,650    Capital One Financial Corp. .................         16,089,449

Finance - Investment Bankers/Brokers - 1.0%
     446,445    Lehman Brothers Holdings, Inc. ..............         26,340,255

Financial Guarantee Insurance - 1.5%
     563,630    MGIC Investment Corp. .......................         40,220,637

Food - Dairy Products - 0.6%
     395,730    Dean Foods Co.* .............................     $   14,649,925

Health Care Cost Containment - 1.1%
   1,016,445    First Health Group Corp.* ...................         29,476,905

Hotels and Motels - 0.5%
     318,875    Starwood Hotels & Resorts Worldwide, Inc. ...         12,053,475

Human Resources - 0.7%
     740,600    Robert Half International, Inc.* ............         19,448,156

Industrial Gases - 0.2%
     100,890    Praxair, Inc. ...............................          5,760,819

Instruments - Scientific - 0.4%
     237,830    Millipore Corp. .............................          9,501,309

Internet Brokers - 0.9%
   1,396,665    Charles Schwab Corp. ........................         15,908,014
   1,050,250    E*TRADE Group, Inc.* ........................          7,918,885

                                                                      23,826,899

Investment Management and Advisory Services - 0.8%
     634,275    T. Rowe Price Group, Inc. ...................         22,244,024

Life and Health Insurance - 1.6%
   1,443,305    AFLAC, Inc. .................................         43,154,820

Medical - Biomedical and Genetic - 2.2%
   1,558,070    Enzon, Inc.* ................................         58,022,527

Medical - Drugs - 2.5%
     420,725    Forest Laboratories, Inc.* ..................         32,454,727
   1,014,855    King Pharmaceuticals, Inc.* .................         31,805,556

                                                                      64,260,283

Medical - HMO - 0.7%
     275,130    Anthem, Inc.* ...............................         18,763,866

Medical - Hospitals - 1.9%
     571,920    Community Health Care Corp.* ................         16,597,118
   1,552,535    Health Management Associates, Inc.
                  - Class A* ................................         33,131,097

                                                                      49,728,215

Medical Instruments - 3.7%
   1,072,885    Apogent Technologies, Inc.* .................         24,890,932
     853,805    St. Jude Medical, Inc.* .....................         71,045,114

                                                                      95,936,046

Medical Labs and Testing Services - 4.3%
     784,670    Laboratory Corporation of America Holdings* .         77,839,264
     379,450    Quest Diagnostics, Inc.* ....................         34,882,838

                                                                     112,722,102

Medical Products - 1.7%
     839,555    Stryker Corp. ...............................         44,924,588

Non-Hazardous Waste Disposal - 0.1%
     156,845    Allied Waste Industries, Inc.* ..............          1,904,098

Oil Companies - Exploration and Production - 2.2%
     793,865    EOG Resources, Inc. .........................         33,778,956
     200,830    Murphy Oil Corp. ............................         18,948,311
     261,130    Ocean Energy, Inc. ..........................          5,588,182

                                                                      58,315,449

Oil Field Machinery and Equipment - 0.5%
     203,830    Smith International, Inc.* ..................         14,278,292

See Notes to Schedules of Investments.

24  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Optical Supplies - 0.3%
     195,595    Alcon, Inc.* ................................     $    6,777,367

Pipelines - 2.3%
   1,241,145    Kinder Morgan, Inc. .........................         60,083,829

Printing - Commercial - 0.4%
     262,347    Valassis Communications, Inc.* ..............          9,809,154

Property and Casualty Insurance - 1.7%
     241,785    W. R. Berkley Corp. .........................         14,627,993
     322,700    XL Capital, Ltd. - Class A ..................         30,446,745

                                                                      45,074,738

Radio - 2.6%
     658,750    Cox Radio, Inc. - Class A* ..................         18,866,600
     368,550    Entercom Communications Corp.* ..............         19,256,738
     832,845    Hispanic Broadcasting Corp.* ................         22,336,903
     214,580    Westwood One, Inc.* .........................          7,724,880

                                                                      68,185,121

Reinsurance - 4.0%
      26,355    Berkshire Hathaway, Inc. - Class B* .........         64,121,715
     259,035    Everest Re Group, Ltd. ......................         17,588,477
     191,575    RenaissanceRe Holdings, Ltd. ................         22,452,590

                                                                     104,162,782

Retail - Restaurants - 0.9%
     360,340    Tricon Global Restaurants, Inc.* ............         22,723,040

Satellite Telecommunications - 1.6%
   1,551,890    EchoStar Communications Corp.* ..............         42,211,408

Schools - 3.3%
   1,760,998    Apollo Group, Inc. - Class A* ...............         67,516,663
     600,999    University of Phoenix Online, Inc.* .........         19,328,128

                                                                      86,844,791

Semiconductor Components/Integrated Circuits - 2.1%
   2,008,140    Integrated Device Technology, Inc.* .........         56,308,246

Semiconductor Equipment - 1.8%
     354,830    KLA-Tencor Corp.* ...........................         20,924,325
     135,437    Mykrolis Corp.* .............................          1,996,341
     486,795    Novellus Systems, Inc.* .....................         23,074,083

                                                                      45,994,749

Textile - Home Furnishings - 0.2%
      98,265    Mohawk Industries, Inc.* ....................          6,321,387

Transportation - Railroad - 0.1%
     100,745    CSX Corp. ...................................          3,643,947

Transportation - Services - 0.3%
     113,430    Expeditors International of Washington, Inc.           6,564,194

Wireless Equipment - 1.3%
   4,585,770    Crown Castle International Corp.* ...........         33,476,121
--------------------------------------------------------------------------------
Total Common Stock (cost $2,152,153,192) ....................      2,204,961,470
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Wireless Equipment - 0.1%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,552,797)      $    2,300,000
--------------------------------------------------------------------------------
Time Deposits - 9.0%
                Fifth Third Bancorp
 125,000,000      1.8125%, 5/1/02 ...........................        125,000,000
                Societe Generale, New York
 112,100,000      1.8125%, 5/1/02 ...........................        112,100,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $237,100,000) .....................        237,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 7.6%
                Federal Farm Credit Bank
 100,000,000      1.72%, 5/2/02 .............................         99,976,111
                Federal Home Loan Bank System:
  25,000,000      1.70%, 5/29/02 ............................         24,966,944
  25,000,000      1.69%, 7/24/02 ............................         24,906,250
                Freddie Mac
  50,000,000      1.70%, 5/9/02 .............................         49,981,556
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $199,826,028) ..........        199,830,861
--------------------------------------------------------------------------------
Total Investments (total cost $2,591,632,017) - 100.8% ......      2,644,192,331
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8%)     (20,648,792)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $2,623,543,539
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.7%         $   70,487,812
Canada                                               0.3%              7,641,322
Switzerland                                          0.3%              6,777,367
United States++                                     96.7%          2,559,285,830
--------------------------------------------------------------------------------
Total                                              100.0%         $2,644,192,331

++Includes Short-Term Securities (80.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND                 Thomas Malley, portfolio manager
(closed to new investors)

For the six-month period ended April 30, 2002, Janus Global Life Sciences Fund declined 6.49%, underperforming its benchmark, the S&P 500 Index, which gained 2.31%.(1)

During the recent downturn, healthcare stocks were favored as a haven of stable growth and predictable earnings. While the fundamentals supporting this sector remained in place during the period, their defensive appeal became less attractive to investors seeking cyclical exposure. Within the healthcare arena, questions over product pipeline strength and heightened competition shadowed many small and midsize pharmaceutical and biotechnology companies. Adding to the climate of uncertainty was the ongoing vacancy in the top seat at the Food and Drug Administration (FDA). While this lack of leadership has done little to hold up drug reviews, the FDA appears to be taking a more cautious approach, unexpectedly denying approval of several treatments.

[PHOTO]

One of our sharpest detractors was Sepracor, Inc., a research-based pharmaceuticals company that develops enhanced versions of existing drugs. Sepracor's shares plummeted in early March after U.S. regulators withheld approval of its new allergy drug, Soltara, due to safety concerns. Despite this setback, we remain upbeat on the company's research platform and its wide array of promising compounds in development. Consequently, we maintained a position in the stock.

We were less sanguine on the prospects for biotech firm Protein Design Labs, which was beset by a number of clinical trial disappointments. Most recently, its experimental treatment for the skin disorder psoriasis, Zenapax, failed to produce the desired results. Though the company has several other products awaiting review, including treatments addressing the sizeable asthma market, our concerns over the company's pipeline and near-term product potential led us to liquidate our position.

Meanwhile, market uncertainty weighed on shares of Teva Pharmaceuticals despite the strong fundamentals and positive developments associated with the stock. The generic drug manufacturer won approval to market a number of new products in the United States, including versions of Bristol-Myers' anti-anxiety drug BuSpar and Bayer's antibacterial treatment Cipro. Though Teva posted lackluster results, we believe that the generic market opportunity will only expand as consumers and healthcare organizations look to contain drug costs. Consequently, we maintained our exposure to select generic drug concerns such as Teva as a balance to our weighting in more traditional, branded pharmaceutical companies.

On that note, traditional drug holding Wyeth, formerly known as American Home Products, was a positive contributor to the Fund. Wyeth benefits from a wide array of well-received products, including its ulcer drug Protonix and antiarrhythmic medication Cordarone I.V., which was recently found to be an effective treatment for cardiac patients.

Illinois-based pharmaceutical powerhouse Baxter International also posted a strong gain in the period. Baxter is a leading provider of hemophilia and kidney disease treatments, as well as vaccines that utilize purer, higher-yielding formulations. The company continues to generate impressive financial results, reaffirming its 2002 forecasts for double-digit sales and earnings growth. Moreover, expectations are high for its Recombinant Factor VIII treatment, which improves the safety of blood transfusions. Working with Baxter to safeguard the blood supply is biomedical development company Cerus Corp., another strong performer. The company's proprietary Helix technology is integral to combating blood-borne viruses and bacteria and makes transfusions safer.

The Fund benefited from solid gains from a number of our other holdings. These included health maintenance organizations such as Oxford Health Plans, Inc., which surged on news of rising patient enrollments and strong fourth-quarter profits. Another standout was Laboratory Corporation of America, which runs a national network of independent laboratories. Lab Corp continues to capitalize on the outsourcing of diagnostic testing while leveraging its economies of scale in equipment and technology investment.

During the period, we remained on the lookout for opportunities to add exposure to promising life sciences franchises selling at attractive prices. These included drug maker Schering-Plough. We found a buying opportunity with Schering-Plough when its stock was pressured by news that the company plans to market an over-the-counter formulation of its blockbuster allergy medication Claritin. Despite this apparent concession to generic competition, we remain upbeat on Shering-Plough's impressive bench of products, including a promising new cholesterol-lowering drug, Zetia, which it is co-marketing with Merck & Co.

Going forward, we find the outlook for the life sciences market to be very encouraging. The aging population of the industrialized countries will continue to demand life-enhancing therapies, while the developing economies may serve as untapped markets for many of the world's top-selling drugs. At the same time, ongoing biotechnology advances, especially in the area of genomics, promise new therapies and treatments that could become the blockbuster drugs of tomorrow.

Thank you for your continued investment in Janus Global Life Sciences Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

26  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              93.6%                99.0%
  Foreign                                             19.7%                24.7%
Top 10 Equities                                       35.7%                33.4%
Number of Stocks                                         48                   60
Cash and Cash Equivalents                              6.4%                 1.0%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                       34.3%                37.6%
Medical - HMO                                         11.6%                 7.2%
Medical Products                                      10.0%                 9.3%
Medical - Hospitals                                    9.3%                 6.5%
Medical Instruments                                    5.9%                 5.9%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Laboratory Corporation of
  America Holdings                                     4.7%                 3.7%
Oxford Health Plans, Inc.                              4.3%                 2.0%
Sanofi-Synthelabo S.A.                                 4.0%                 4.3%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                           4.0%                 3.8%
Tenet Healthcare Corp.                                 3.7%                 2.4%
Baxter International, Inc.                             3.1%                 3.9%
Wyeth                                                  3.1%                   --
King Pharmaceuticals, Inc.                             3.0%                   --
HCA, Inc.                                              2.9%                 2.1%
Wellpoint Health Networks, Inc.                        2.9%                 2.3%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Since 12/31/98*
(6.43)%            14.89%

Janus Global Life
Sciences Fund
$15,873

S&P 500 Index
$9,133

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($15,873) as compared to the S&P 500 Index ($9,133).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 93.6%
Chemicals - Specialty - 1.5%
   1,576,740    Symyx Technologies, Inc.*,# .................     $   30,967,174

Diagnostic Equipment - 2.0%
   2,572,155    Cytyc Corp.* ................................         40,408,555

Health Care Cost Containment - 1.9%
     947,850    McKesson Corp. ..............................         38,283,662

Medical - Biomedical and Genetic - 3.6%
     584,675    Genzyme Corp.* ..............................     $   23,936,594
     813,905    Immunomedics, Inc.* .........................         10,710,990
     646,875    Immunomedics, Inc.*,ss. .....................          8,512,875
   1,389,955    Millennium Pharmaceuticals, Inc.* ...........         27,743,502

                                                                      70,903,961

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  27


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Drugs - 34.3%
     448,273    Altana A.G.** ...............................     $   25,083,792
   1,620,000    Daiichi Pharmaceutical Co., Ltd.** ..........         31,605,128
     563,600    Forest Laboratories, Inc.* ..................         43,476,104
   1,940,120    King Pharmaceuticals, Inc.* .................         60,803,361
     900,145    OSI Pharmaceuticals, Inc.*,ss. ..............         28,777,636
     898,690    Pfizer, Inc. ................................         32,667,382
     789,630    Pharmacia Corp.# ............................         32,556,445
   1,519,800    Priority Healthcare Corp. - Class B* ........         45,198,852
   1,240,439    Sanofi-Synthelabo S.A.** ....................         79,414,262
   1,009,225    Schering-Plough Corp. .......................         27,551,843
   1,450,035    Sepracor, Inc.* .............................         18,357,443
      46,044    Serono S.A. - Class B** .....................         35,241,163
   1,232,970    Shire Pharmaceuticals Group PLC (ADR)*,** ...         27,371,934
  23,224,156    SkyePharma PLC*,** ..........................         24,875,770
   1,413,120    Teva Pharmaceutical Industries, Ltd. (ADR) ..         79,148,851
   1,092,270    Wyeth .......................................         62,259,390
   1,169,000    Yamanouchi Pharmaceutical Company, Ltd.** ...         32,229,427

                                                                     686,618,783

Medical - Generic Drugs - 2.1%
   1,670,120    Pharmaceutical Resources, Inc.*,ss. .........         41,753,000

Medical - HMO - 11.6%
     504,810    Anthem, Inc.* ...............................         34,428,042
   1,872,390    Oxford Health Plans, Inc.* ..................         86,429,522
     626,565    UnitedHealth Group, Inc. ....................         55,018,673
     762,035    Wellpoint Health Networks, Inc.* ............         57,213,588

                                                                     233,089,825

Medical - Hospitals - 9.3%
   1,221,685    HCA, Inc. ...................................         58,384,326
   2,523,010    Health Management Associates, Inc.
                  - Class A* ................................         53,841,033
   1,022,445    Tenet Healthcare Corp.* .....................         75,016,790

                                                                     187,242,149

Medical - Wholesale Drug Distributors - 1.5%
     389,125    AmerisourceBergen Corp. .....................         30,157,188

Medical Instruments - 5.9%
     899,150    Guidant Corp.* ..............................         33,808,040
     764,115    Medtronic, Inc. .............................         34,148,299
     600,055    St. Jude Medical, Inc.* .....................         49,930,577

                                                                     117,886,916

Medical Labs and Testing Services - 4.7%
     952,625    Laboratory Corporation of America Holdings* .         94,500,400

Medical Products - 10.0%
   1,096,385    Baxter International, Inc. ..................         62,384,306
     620,535    Becton, Dickinson and Co. ...................         23,065,286
   1,357,215    Biomet, Inc. ................................         38,314,179
     122,110    Cerus Corp.* ................................          6,253,253
     700,000    Cerus Corp.*,ss. ............................         35,847,000
   6,130,757    Smith & Nephew PLC** ........................         34,888,669

                                                                     200,752,693

Optical Supplies - 1.3%
     721,815    Alcon, Inc.*,** .............................         25,010,890

Retail - Drug Store - 1.3%
     689,140    Walgreen Co. ................................     $   26,028,818

Therapeutics - 2.6%
   1,822,615    Cell Therapeutics, Inc.*,# ..................         22,636,878
     400,745    NPS Pharmaceuticals, Inc.* ..................         11,946,208
     608,055    NPS Pharmaceuticals, Inc.*,ss. ..............         18,126,119

                                                                      52,709,205
--------------------------------------------------------------------------------
Total Common Stock (cost $1,788,418,788) ....................      1,876,313,219
--------------------------------------------------------------------------------
Time Deposit - 1.8%
                Societe Generale, New York
$ 36,300,000      1.8125%, 5/1/02 (cost $36,300,000) ........         36,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,824,718,788) - 95.4% .......      1,912,613,219
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 4.6%         91,886,900
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $2,004,500,119
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
France                                               4.2%         $   79,414,262
Germany                                              1.3%             25,083,792
Israel                                               4.1%             79,148,851
Japan                                                3.3%             63,834,555
Switzerland                                          3.1%             60,252,053
United Kingdom                                       4.6%             87,136,373
United States++                                     79.4%          1,517,743,333
--------------------------------------------------------------------------------
Total                                              100.0%         $1,912,613,219

++Includes Short-Term Securities (77.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/24/02            12,100,000      $   17,605,174    $   (112,720)
British Pound 10/25/02            9,400,000          13,552,643         (90,903)
Euro 5/24/02                     18,000,000          16,199,962        (480,742)
Euro 6/21/02                     42,000,000          37,753,857      (1,772,877)
Euro 10/25/02                    29,000,000          25,942,663        (321,163)
Japanese Yen 5/10/02            500,000,000           3,896,492         (66,967)
Japanese Yen 5/24/02          3,900,000,000          30,419,031        (286,972)
Japanese Yen 6/21/02          1,400,000,000          10,935,763        (357,150)
Swiss Franc 10/25/02             23,800,000          14,731,825        (257,581)
--------------------------------------------------------------------------------
Total                                            $  171,037,410    $ (3,747,075)

See Notes to Schedules of Investments.

28  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND                          Mike Lu, portfolio manager
(closed to new investors)

For the six-month period ended April 30, 2002, Janus Global Technology Fund declined 7.94% and its benchmark, the S&P 500 Index, gained 2.31%.(1)

Economic news in the U.S. and abroad was mixed during the period. Predominantly dismal corporate earnings reports contrasted with a surprise 5.6% jump in first-quarter GDP and renewed activity in manufacturing and industrial segments. Given that the federal funds rate is still at a 40-year low of 1.75%, we're on the lookout for when business managements will regain enough confidence to ease out of their current cost containment modes and resume corporate investment.

[PHOTO]

Meanwhile, accounting-related concerns and still-weak corporate outlooks pressured the stock market for most of the period. Granted, many cyclical names received a boost at the end of 2001 and then again in March on investors' optimism for a turnaround, but stable, quarter-over-quarter earnings growth has yet to be seen. Therefore, we continue to closely monitor the evolving demand indications from Information Technology (IT) decision makers for early signs of a sustainable uptick.

Among our detractors was NVIDIA. The graphics chip maker's stock suffered on news that the SEC was investigating some of its accounting practices. From our analyses, we believe the revenue and expense recognition issues under investigation to be minor and immaterial. Furthermore, the company reported better-than-expected fourth-quarter results and enhanced its outlook for the remainder of the year. Also troubling investors was the company's perceived dependence on its partnership with Microsoft's Xbox. While the Xbox contract is certainly a testament of NVIDIA's technical prowess, what's more important is its continued ability to gain share in its core PC market segments. To that end, it has won some highly sought-after contracts, including those with Hewlett-Packard and Toshiba. Additionally, through our checks with various parts of NVIDIA's supply chain, we learned that fundamental demand levels remained very strong for the company's chipsets in spite of a weak near-term outlook in the overall PC market. Thus, we continue to be optimistic about the company's growth prospects in the years ahead but will keep close tabs on the scope of the SEC inquiries.

Microsoft also had some strong headwinds working against it as its antitrust suit dragged on and expectations for the PC market were lowered. Nonetheless, we have been encouraged by the software giant's increased willingness to negotiate with the remaining nine states involved in the lawsuit in an effort to bring the matter to a close as quickly as possible. Microsoft's subscription-based revenue stream continues to benefit from improving mix shifts as higher-priced Windows XP Professional becomes a more significant portion of the overall sales. The increasingly subscription-based revenue stream is one reason why Microsoft's financial performance is becoming more de-coupled with overall PC market growth. While our numerous demand-driven checks into the enterprise IT space indicated an overall lackluster spending pattern for 2002, the portion dedicated to Microsoft appears to be stable. We are also encouraged by the continued positive adoption trends with SQL Server and the .NET initiative.

On the positive side, Samsung SDI, the screen-display division of Samsung, gained substantial ground during the period. The Korean-based manufacturer of display screens - both large cathode ray tubes and super-twist LCD screens - have benefited from global demand growth in TVs, PC monitors and mobile devices. Samsung SDI is leading the innovation curve in low-cost, low-power, high-density color LCD screens for data-centric mobile phones and PDAs. We remain impressed with the company's focus, its ability to execute and its continued innovation.

Our decision-making process continues to be underpinned by the demand-driven research that we conduct with the ultimate end users of technology products and services - the IT decision makers in a variety of enterprises and service providers. Based on such feedback, our outlook remains one of cautious optimism. The overall corporate IT spending intentions remain relatively flat in 2002 as corporations from all segments of the economy continue their focus on cost rationalization and containment. Thus, we intend to maintain our emphasis on companies with stable revenue streams as well as those with secular drivers of demand that enable near- to medium-term earnings visibility.

The technology sector continues to face a difficult demand environment in the short term. However, I believe technological innovations remain the engine that will drive worldwide economic growth in the long term. We will intensify our search for the best-positioned, most innovative companies providing products and services that will best address existing and emerging demands.

Thank you for your investment in Janus Global Technology Fund.

(1)  Returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2002  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              83.5%                77.2%
  Foreign                                             26.3%                26.1%
    European                                          12.6%                14.7%
Top 10 Equities                                       30.9%                29.1%
Number of Stocks                                         69                   66
Cash, Cash Equivalents and
  Fixed-Income Securities                             16.5%                22.8%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Electronic Components
  - Semiconductors                                    15.0%                10.9%
Applications Software                                  8.3%                 8.7%
Telecommunication Equipment                            5.7%                 7.1%
Semiconductor Components/
  Integrated Circuits                                  5.5%                 4.9%
Entertainment Software                                 5.4%                 2.1%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Electronic Arts, Inc.                                  5.0%                 2.1%
Nokia Oyj                                              4.5%                 5.3%
Microsoft Corp.                                        4.5%                 6.0%
Cadence Design Systems, Inc.                           3.1%                 2.7%
Intuit, Inc.                                           3.0%                 2.1%
NVIDIA Corp.                                           2.9%                 2.5%
VERITAS Software Corp.                                 2.2%                 2.4%
Taiwan Semiconductor Manufacturing
  Company, Ltd.                                        2.0%                 0.5%
ARM Holdings PLC                                       1.9%                 1.7%
Mattel, Inc.                                           1.8%                 1.1%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Since 12/31/98*
(38.80)%            0.57%

Janus Global
Technology Fund
$10,190

S&P 500 Index
$9,133

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($10,190) as compared to the S&P 500 Index ($9,133).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 81.2%
Aerospace and Defense - 1.5%
   1,196,007    Embraer-Empresa Brasileira de Aeronautica
                  S.A. (ADR) ................................     $   27,544,041

Applications Software - 7.5%
   1,500,435    Intuit, Inc.* ...............................         58,787,043
   1,641,515    Microsoft Corp.* ............................         85,785,574

                                                                     144,572,617

Automotive - Cars and Light Trucks - 1.7%
   4,343,000    Nissan Motor Company, Ltd.** ................     $   33,418,087

Cellular Telecommunications - 1.7%
   1,331,785    China Mobile, Ltd. (ADR)*,** ................         22,120,949
       3,868    NTT DoCoMo, Inc.*,** ........................          9,850,744
         226    NTT DoCoMo, Inc.** ..........................            572,040

                                                                      32,543,733

Computer Aided Design - 1.7%
   1,731,630    Autodesk, Inc. ..............................         31,844,676

See Notes to Schedules of Investments.

30  Janus Equity Funds  April 30, 2002

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JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Computer Services - 2.4%
     397,030    Electronic Data Systems Corp. ...............     $   21,542,848
   2,182,322    Logica PLC** ................................         10,097,453
   3,670,077    Misys PLC** .................................         13,691,922

                                                                      45,332,223

Computers - 2.6%
     392,080    Dell Computer Corp.* ........................         10,327,387
     215,035    IBM Corp. ...................................         18,011,332
  25,102,000    Legend Group, Ltd.** ........................         10,138,464
   1,314,385    Sun Microsystems, Inc.* .....................         10,751,669

                                                                      49,228,852

Computers - Integrated Systems - 0.8%
     627,835    Brocade Communications Systems, Inc.* .......         16,066,298

Computers - Memory Devices - 3.2%
   1,367,595    Maxtor Corp.* ...............................          9,477,433
   1,491,930    VERITAS Software Corp.* .....................         42,281,296
   1,620,450    Western Digital Corp.* ......................         10,030,585

                                                                      61,789,314

Computers - Peripheral Equipment - 1.4%
   6,137,400    Hon Hai Precision Industry Company, Ltd. ....         26,871,913

Consulting Services - 0.9%
     779,245    Accenture, Ltd.* ............................         16,707,013

Distribution and Wholesale - 1.8%
     855,335    Ingram Micro, Inc. - Class A* ...............         12,710,278
     467,005    Tech Data Corp.* ............................         22,108,017

                                                                      34,818,295

E-Commerce/Products - 1.1%
   1,200,095    Amazon.com, Inc.* ...........................         20,029,586

E-Commerce/Services - 1.3%
     484,570    eBay, Inc.* .................................         25,730,667

Electronic Components - Miscellaneous - 2.2%
     716,965    Celestica, Inc. - New York Shares* ..........         19,859,930
     264,890    Samsung SDI Company, Ltd.** .................         23,028,573

                                                                      42,888,503

Electronic Components - Semiconductors - 13.9%
  11,478,601    ARM Holdings PLC*,** ........................         36,968,387
     657,955    Broadcom Corp. - Class A* ...................         22,699,447
     856,900    LSI Logic Corp.* ............................         11,011,165
     217,000    MediaTek, Inc. ..............................          4,081,723
     575,885    Micron Technology, Inc.* ....................         13,648,475
   1,953,905    Microtune, Inc.* ............................         21,786,041
   1,577,880    NVIDIA Corp.* ...............................         54,926,003
      49,300    Samsung Electronics Company, Ltd.** .........         14,553,224
     361,677    STMicroelectronics N.V.** ...................         11,243,435
     763,920    STMicroelectronics N.V. - New York Shares** .         23,521,097
     777,325    Texas Instruments, Inc. .....................         24,042,662
     797,310    Xilinx, Inc.* ...............................         30,106,426

                                                                     268,588,085

Electronic Design Automation - 3.5%
   2,884,485    Cadence Design Systems, Inc.* ...............         59,074,253
     183,345    Synopsys, Inc.* .............................          8,270,693

                                                                      67,344,946

Enterprise Software and Services - 3.5%
     715,050    Micromuse, Inc.* ............................     $    5,834,808
   1,255,775    Oracle Corp.* ...............................         12,607,981
     934,710    PeopleSoft, Inc.* ...........................         21,657,231
     815,010    SAP A.G. (ADR)** ............................         26,569,326

                                                                      66,669,346

Entertainment Software - 5.4%
     281,830    Activision, Inc.* ...........................          8,872,008
   1,616,015    Electronic Arts, Inc.* ......................         95,425,686

                                                                     104,297,694

Internet Security - 0.3%
     337,870    Check Point Software Technologies, Ltd.* ....          6,132,340

Life and Health Insurance - 1.0%
     623,860    AFLAC, Inc. .................................         18,653,414

Multimedia - 1.6%
   1,321,165    Walt Disney Co. .............................         30,624,605

Networking Products - 0.8%
     687,510    Cisco Systems, Inc.* ........................         10,072,021
     180,275    Emulex Corp.* ...............................          5,226,172
   2,307,692    Yipes Communication Group, Inc.ss.,# ........                  0

                                                                      15,298,193

Retail - Computer Equipment - 0.8%
     550,255    Electronics Boutique Holdings Corp.* ........         15,649,252

Semiconductor Components/Integrated Circuits - 5.5%
     988,535    Integrated Device Technology, Inc.* .........         27,718,521
     293,050    Marvell Technology Group, Ltd.* .............         10,549,800
     584,700    Maxim Integrated Products, Inc.* ............         29,118,060
  15,555,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................         39,205,648

                                                                     106,592,029

Semiconductor Equipment - 4.2%
   1,092,870    Applied Materials, Inc.* ....................         26,578,598
   1,266,500    ASM Lithography Holding N.V.
                  - New York Shares*,** .....................         28,280,945
     785,525    Teradyne, Inc.* .............................         25,883,049

                                                                      80,742,592

Telecommunication Equipment - 5.7%
     252,900    Nokia Oyj** .................................          4,092,740
   5,067,405    Nokia Oyj (ADR)** ...........................         82,396,005
     977,035    UTStarcom, Inc.* ............................         23,937,357

                                                                     110,426,102

Telecommunication Services - 0.3%
     237,950    Amdocs, Ltd.*,** ............................          5,170,653

Toys - 1.8%
   1,696,575    Mattel, Inc. ................................         35,017,308

Wireless Equipment - 1.1%
     718,090    QUALCOMM, Inc.* .............................         21,657,594
--------------------------------------------------------------------------------
Total Common Stock (cost $1,658,422,774) ....................      1,562,249,971
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  31

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JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 2.4%
Applications Software - 0.8%
$ 17,900,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07+ ............     $   15,438,750

Computers - Memory Devices - 0.4%
   8,000,000    VERITAS Software Corp., 1.856%
                  convertible discount notes, due 8/13/06 ...          7,700,000

Electronic Components - Semiconductors - 1.1%
   7,825,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................          7,306,594
  12,605,000    NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ..............................         13,471,594

                                                                      20,778,188

Networking Products - 0.1%
  31,700,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated debentures
                  due 5/1/03(omega),+,(delta) ...............          2,694,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $71,117,071) ....................         46,611,438
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Computer Services - 1.5%
     593,530    Electronic Data Systems Corp.
                  convertible, 7.625% .......................         28,548,793
Wireless Equipment - 0.8%
     748,335    Crown Castle International Corp.
                  convertible, 6.25% ........................         15,247,326
--------------------------------------------------------------------------------
Total Preferred Stock (cost $67,093,250) ....................         43,796,119
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.7%
                Citigroup, Inc.
$ 32,500,000      1.83%, 5/1/02
                  (amortized cost $32,500,000) ..............         32,500,000
--------------------------------------------------------------------------------
Time Deposits - 9.4%
                Societe Generale, New York
  90,000,000      1.8125%, 5/1/02 ...........................         90,000,000
                State Street Bank and Trust Co.
  90,000,000      1.875%, 5/1/02 ............................         90,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $180,000,000) .....................        180,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.3%
                Federal Home Loan Bank System:
  20,000,000      1.62%, 5/3/02 .............................         19,998,200
  25,000,000      1.69%, 7/24/02 ............................         24,906,250
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $44,899,616) ...........         44,904,450
--------------------------------------------------------------------------------
Total Investments (total cost $2,054,032,711) - 99.3% .......      1,910,061,978
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%         14,318,318
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,924,380,296
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.4%         $   27,256,813
Brazil                                               1.4%             27,544,041
Canada                                               1.0%             19,859,930
Finland                                              4.5%             86,488,745
Germany                                              1.4%             26,569,326
Hong Kong                                            1.7%             32,259,413
Israel                                               0.3%              6,132,340
Japan                                                2.3%             43,840,871
Netherlands                                          1.5%             28,280,945
South Korea                                          2.0%             37,581,797
Switzerland                                          1.8%             34,764,532
Taiwan                                               3.7%             70,159,284
United Kingdom                                       3.5%             65,928,415
United States++                                     73.5%          1,403,395,526
--------------------------------------------------------------------------------
Total                                              100.0%         $1,910,061,978

++Includes Short-Term Securities (60.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/10/02            10,600,000      $   15,437,109    $   (203,299)
British Pound 5/24/02             3,900,000           5,674,395            7,305
British Pound 10/25/02           11,000,000          15,859,476        (106,376)
Euro 5/10/02                     21,000,000          18,913,101            1,599
Euro 5/24/02                     33,000,000          29,699,931        (805,851)
Euro 10/25/02                     1,500,000           1,341,862         (16,612)
Hong Kong Dollar
  7/11/02                       236,000,000          30,256,953          (8,299)
Japanese Yen 5/10/02          3,200,000,000          24,937,552        1,574,462
Japanese Yen 5/24/02            200,000,000           1,559,950         (20,316)
South Korean Won
  7/16/02                    25,600,000,000          19,672,635        (611,111)
--------------------------------------------------------------------------------
Total                                            $  163,352,964    $   (188,498)

See Notes to Schedules of Investments.

32  Janus Equity Funds  April 30, 2002

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JANUS GLOBAL VALUE FUND                             Jason Yee, portfolio manager

For the six months ended April 30, 2002, the Janus Global Value Fund gained 20.97%, significantly outperforming the 3.29% return of its benchmark, the MSCI World Index. For the 10 months since its inception, the Fund has returned 17.22% versus the 9.87% loss of the MSCI World Index.(1) I am pleased with these results on both a relative and absolute return basis, especially in light of the challenging market conditions since the Fund's launch. And while I certainly strive for solid short-term performance, the three-year investment horizon and the buy-and-hold strategy of the Fund by definition emphasizes returns over longer periods of time.

[PHOTO]

In the aftermath of the September 11 tragedy, the world may be irrevocably changed, but the financial markets have seemingly returned to an almost disquieting sense of normalcy. The sharp rebound in the equity markets in late 2001 reflected a renewed sense of optimism in the enduring resilience of global business and finance. While worst-case fears of global instability and economic havoc have thankfully not become a reality, the current state of the world economies does warrant a certain degree of caution. Despite occasionally positive data points from around the globe, the certainty, magnitude and timing of a recovery remain altogether unclear. The U.S. economy continues to be sluggish with few clear signs of sustainable improvement, many parts of Europe remain teetering on the brink of recession, and Japan continues to be mired in its own protracted economic and political woes. More worrisome, however, is that overall market valuations in general are not wholly compelling. The outstanding investment opportunities so readily available in September and October of last year have virtually disappeared, offering investors a relatively unfavorable risk/reward environment for equities.

I would expect the resulting combination of economic uncertainty and extended equity valuations to present a challenging and volatile market environment in the near term. As such, the Fund continues to focus on individual companies that I believe not only can deliver good results in any economic environment, but whose valuations offer adequate downside protection. The performance of the Fund will be driven by our ability to find these advantageous risk/reward opportunities around the world rather than by broader economic, geographic or industry trends. But as these opportunities are relatively uncommon, we believe it is always prudent to have available cash to quickly take advantage of market inefficiencies. Or, as the great investor Warren Buffett more eloquently stated, "If you want to shoot rare, fast-moving elephants, you should always carry a gun."

Fortunately, the Fund was able to track down some of these rare, fast-moving elephants: Hilton Hotels is a perfect example and one of the Fund's strongest performers during the period. We were able to make our investment in Hilton at slightly above $7.00 per share, at a time when the marketplace was fearful as a result of the terrorist attacks and their consequent effect on travel patterns. Yet at that price level, it was trading well below even our most conservative estimates of intrinsic value and at a significant discount to the replacement cost of assets, or what it might cost to rebuild their hotel properties. Thus, in our opinion, the company's valuation was compelling by all measures and offered a good margin of safety, even under the most pessimistic outlook for the operating environment. The shares have since appreciated by nearly 100%, and we will continue to revisit our analysis of Hilton as the outlook for the travel industry and U.S. economy changes.

An important aspect of the investment process for the Fund is attempting to mitigate downside risk, and we were relatively successful in this regard. Our poorest performer was Kirin Brewery, a Japanese beverage company, which declined 12.7% during the period. Despite an undervaluation of its assets, the position was sold, as my confidence had deteriorated in management's willingness to work in the best interest of minority shareholders, and I felt that better risk/reward opportunities were available elsewhere in the world.

Investing is not about predicting the future. Rather than trying to do so, we are simply attempting to prepare for and respond to the future's uncertainty in a rational manner. We do this by searching the globe for well-managed companies that can thrive even in the context of difficult economic conditions. We do this by navigating through the fear and confusion in the markets and valuing companies based on their fundamental business economics. We do this by taking advantage of volatile stock prices and purchasing these businesses at what we believe to be significant discounts to their intrinsic worth. And, in doing so, we believe we are creating a compelling risk/reward profile for each individual holding as well as for the Fund overall.

Thank you for your continued support of Janus Global Value Fund.

(1) Returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2002  33

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Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              76.4%                86.5%
  Foreign                                             41.5%                53.0%
    European                                          29.9%                40.2%
Top 10 Equities                                       30.5%                37.2%
Number of Stocks                                         42                   38
Cash and Cash Equivalents                             23.6%                13.5%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Diversified Operations                                 7.3%                 9.5%
Machinery - Pumps                                      4.5%                 4.0%
Electronic Design Automation                           4.4%                 3.2%
Advertising Agencies                                   4.3%                   --
Reinsurance                                            4.0%                 4.7%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Pfeiffer Vacuum Technology A.G.                        4.5%                 4.0%
Berkshire Hathaway, Inc. - Class B                     4.0%                 4.7%
BBA Group PLC                                          3.4%                 3.9%
Smiths Group PLC                                       3.2%                 4.1%
Syngenta A.G.                                          2.8%                 1.9%
Koninklijke (Royal) Philips
  Electronics N.V.                                     2.7%                   --
EnCana Corp.                                           2.6%                   --
Synopsys, Inc.                                         2.5%                   --
Pioneer Natural Resources Co.                          2.4%                   --
Allied Waste Industries, Inc.                          2.4%                   --

Cumulative Total Return - for the period ended April 30, 2002

Since 6/29/01*
    17.22%

Janus Global Value
Fund
$11,722

Morgan Stanley
Capital
International
World Index
$9,013

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Value Fund and the Morgan Stanley Capital International World Index. Janus Global Value Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 29, 2001, through April 30, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Global Value Fund ($11,722) as compared to the Morgan Stanley Capital International World Index ($9,013).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. A fund's performance for very short time periods may not be indicative of future performance. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversifed" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 76.4%
Advertising Agencies - 4.3%
     199,000    Asatsu-Dk, Inc.** ...........................     $    4,556,540
     141,860    Interpublic Group of Companies, Inc. ........          4,380,637

                                                                       8,937,177

Advertising Services - 1.2%
     240,626    WPP Group PLC** .............................          2,552,838

Aerospace and Defense - 1.4%
       9,110    Dassault Aviation S.A.** ....................     $    2,973,212

Automotive - Cars and Light Trucks - 1.3%
     344,000    Nissan Motor Company, Ltd.** ................          2,646,977

Beverages - Wine and Spirits - 1.7%
     274,357    Diageo PLC** ................................          3,642,367

Building Products - Cement and Aggregate - 0.4%
      26,675    Cemex S.A. (ADR) ............................            845,597

See Notes to Schedules of Investments.

34  Janus Equity Funds  April 30, 2002

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JANUS GLOBAL VALUE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Casino Hotels - 0.9%
     155,495    Park Place Entertainment Corp.* .............     $    1,912,588

Chemicals - Diversified - 3.7%
      66,449    Akzo Nobel N.V.** ...........................          2,856,649
     148,870    Bayer A.G.** ................................          4,902,906

                                                                       7,759,555

Chemicals - Specialty - 2.8%
      95,568    Syngenta A.G. ...............................          5,898,859

Computer Services - 1.1%
     107,165    Ceridian Corp.* .............................          2,387,636

Diversified Operations - 7.3%
   1,570,364    BBA Group PLC** .............................          7,151,541
      73,075    Cendant Corp.* ..............................          1,314,619
     567,893    Smiths Group PLC** ..........................          6,711,763

                                                                      15,177,923

Electronic Components - Miscellaneous - 2.7%
     181,611    Koninlkijke (Royal) Philips Electronics N.V.**         5,608,094

Electronic Components - Semiconductors - 1.3%
       8,850    Samsung Electronics Company, Ltd. ...........          2,612,496

Electronic Design Automation - 4.4%
     198,655    Cadence Design Systems, Inc.* ...............          4,068,454
     113,260    Synopsys, Inc.* .............................          5,109,159

                                                                       9,177,613

Electronic Measuring Instruments - 2.4%
     194,715    Orbotech, Ltd.* .............................          5,054,801

Financial Guarantee Insurance - 1.1%
      31,855    MGIC Investment Corp. .......................          2,273,173

Home Decoration Products - 2.3%
     143,684    Hunter Douglas N.V.** .......................          4,790,371

Hotels and Motels - 1.5%
     119,060    Hilton Hotels Corp. .........................          1,947,822
      28,425    Marriott International, Inc. - Class A ......          1,248,994

                                                                       3,196,816

Machinery - Pumps - 4.5%
     256,431    Pfeiffer Vacuum Technology A.G.** ...........          9,288,714

Medical - Drugs - 3.4%
      86,925    Pharmacia Corp. .............................          3,583,918
     125,645    Schering-Plough Corp. .......................          3,430,109

                                                                       7,014,027

Medical Products - 1.1%
      63,430    Becton, Dickinson and Co. ...................          2,357,693

Non-Hazardous Waste Disposal - 2.4%
     416,520    Allied Waste Industries, Inc.* ..............          5,056,553

Oil Companies - Exploration and Production - 2.4%
     212,305    Pioneer Natural Resources Co.* ..............          5,093,197

Oil Companies - Integrated - 2.6%
     173,777    EnCana Corp. ................................          5,457,932

Property and Casualty Insurance - 0.9%
     497,000    Nipponkoa Insurance Company, Ltd.** .........          1,846,331

Publishing - Periodicals - 2.4%
     248,977    Wolters Kluwer N.V.** .......................     $    5,047,784

Radio - 2.1%
     126,000    Nippon Broadcasting System, Inc.** ..........          4,317,755

Reinsurance - 4.0%
       3,405    Berkshire Hathaway, Inc. - Class B* .........          8,284,365

Real Estate Investment Trusts - Hotels - 1.3%
     230,020    Host Marriott Corp. .........................          2,739,538

Retail - Restaurants - 2.2%
     162,850    McDonald's Corp. ............................          4,624,940

Retail - Toy Store - 1.1%
     133,605    Toys "R" Us, Inc.* ..........................          2,307,358

Rubber/Plastic Products - 0.9%
     159,000    Tenma Corp.** ...............................          1,890,910

Savings/Loan/Thrifts - 2.3%
     128,325    Washington Mutual, Inc. .....................          4,841,702

Television - 0.5%
     591,622    Granada PLC** ...............................          1,110,046

Toys - 0.5%
      54,770    Mattel, Inc. ................................          1,130,453
--------------------------------------------------------------------------------
Total Common Stock (cost $145,450,250) ......................        159,857,391
--------------------------------------------------------------------------------
Repurchase Agreement - 6.6%
$ 13,800,000    ABN AMRO Bank N.V., 1.91%
                  dated 4/30/02, maturing 5/1/02
                  to be repurchased at $13,800,732
                  collateralized by $13,335,338
                  in U.S. Government Agencies
                  0%-7.25%, 7/10/02-2/15/32
                  with a value of $14,076,001
                  (cost $13,800,000) ........................         13,800,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.7%
                Citigroup, Inc.
   9,800,000      1.83%, 5/1/02
                  (amortized cost $9,800,000) ...............          9,800,000
--------------------------------------------------------------------------------
Time Deposit - 4.7%
                State Street Bank and Trust Co.
   9,800,000      1.875%, 5/1/02 (cost $9,800,000) ..........          9,800,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.7%
                Federal Home Loan Bank System:
   9,000,000      1.62%, 5/3/02 .............................          8,999,190
   5,000,000      1.75%, 5/23/02 ............................          4,994,653
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $13,993,843) .         13,993,843
--------------------------------------------------------------------------------
Total Investments (total cost $192,844,093) - 99.1% .........        207,251,234
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%          1,782,720
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  209,033,954
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL VALUE FUND

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                               2.6%         $    5,457,932
France                                               1.4%              2,973,212
Germany                                              6.9%             14,191,620
Japan                                                7.4%             15,258,513
Mexico                                               0.4%                845,597
Netherlands                                          8.8%             18,302,898
South Korea                                          1.3%              2,612,496
Switzerland                                          2.8%              5,898,859
United Kingdom                                      10.2%             21,168,555
United States++                                     58.2%            120,541,552
--------------------------------------------------------------------------------
Total                                              100.0%         $  207,251,234

++Includes Short-Term Securities (35.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/10/02             2,250,000      $    3,276,745    $    (36,295)
British Pound 5/24/02             2,150,000           3,128,192         (32,067)
British Pound 10/25/02            3,000,000           4,325,311         (29,011)
Euro 5/10/02                      5,200,000           4,683,244          (7,644)
Euro 5/24/02                      7,800,000           7,019,984        (109,081)
Japanese Yen 5/10/02            255,000,000           1,987,211          125,465
Japanese Yen 5/24/02            370,000,000           2,885,908         (45,162)
Japanese Yen 10/25/02           285,000,000           2,243,755         (26,719)
--------------------------------------------------------------------------------
Total                                            $   29,550,350    $   (160,514)

See Notes to Schedules of Investments.

36  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND                    David Corkins, portfolio manager

For the six-month period ended April 30, 2002, Janus Growth and Income Fund advanced 2.42%, slightly beating the 2.31% return of its benchmark, the S&P 500 Index.(1) This performance earned the Fund a top-quartile ranking for the one-year period ended April 30, 2002, placing it 109th out of 796 large-cap growth funds tracked by Lipper, a Reuters Company and a leading mutual fund rating company.(2)

[PHOTO]

The enthusiasm that lifted equity markets during the last two months of 2001 was tempered in the new year by accounting concerns in the wake of Enron's collapse. Despite upbeat economic signs, including strong consumer confidence and noteworthy gains in both business inventories and industrial production, investors remained cautious, particularly with respect to corporate earnings. Nevertheless, the fledgling recovery proved a powerful enough tonic, propelling stocks to recoup losses and end the period in positive territory.

I am gratified to report that many of our core holdings rewarded us with solid results. Among them was U.S. Bancorp. Its stock slid late last year after the company boosted its loan loss reserves in anticipation of rising credit defaults after September 11th. I bought on the dip, taking the opportunity to add to our position at an attractive price. Since then, shares have bounced back nicely on the news that losses were less severe than initially expected. I am also pleased to see cost-cutting and other benefits of U.S. Bancorp's merger with Firstar begin to materialize and retail sales at the bank's newly acquired branches start to improve.

Another top performer during the period was Viacom. The entertainment powerhouse and owner of an impressive array of media properties, including MTV, CBS, Showtime, Nickelodeon and Infinity Radio, has struggled as a sluggish economy fueled the worst advertising slowdown in a decade. However, the yearlong slump appears to have hit bottom as signs of a recovery - including improving ad sales in both radio and in the spring "upfront" TV market - are emerging. As the economy climbs out of recession and advertising sales pick up, I expect the media giant to benefit.

Honeywell International also gained. The failure of the diversified manufacturer's highly anticipated merger with General Electric, as well as the overhang of potential asbestos litigation, hindered its stock until recently. After the GE deal fell apart last year, Honeywell coaxed respected former CEO Larry Bossidy out of retirement. Bossidy has reinvigorated the company, divesting its low-return divisions and focusing on Honeywell's core avionics business, which has enjoyed rising sales as defense budgets have been beefed up and commercial aviation spending has rebounded after the September terrorist attacks.

As I contemplated companies whose performance fell short of our expectations, I was reminded of an old Chinese adage: "The road to success is always under construction." Such is the case with General Electric. The stock gave ground as the weakening economy hampered sales at its short-cycle businesses including GE Plastics, Lighting, Appliances and NBC. Investors also took the industrial conglomerate to task for relying on short-term debt and acquisitions to drive its growth. Still, I continue to be impressed by GE's management and its diversified and well-balanced business mix - plus, the company generates substantial internal capital. Although I trimmed our position on the belief that sales at its Power Systems division have peaked after seeing enormous growth last year, GE remains among our top holdings.

Cable operator Comcast also fell due to investor concerns surrounding its planned acquisition of competitor AT&T Broadband. Although the proposed marriage appears fundamentally sound and is expected to receive regulatory approval, Comcast suffered in tandem with AT&T Broadband, which experienced near-term weakness. The fact is, Comcast has a successful history of integrating acquisitions and improving their operations. From my perspective, this merger will be no different, and I am confident that the combined company will create far-reaching synergies down the road.

Looking ahead, I am mindful of the words of ancient Chinese general and philosopher Sun Tzu, who said that "the essence of strategy is the close view of distant things and the distant view of close things," which I believe is illustrative of how I manage the Fund. When researching a company, I try to carefully scrutinize it from every possible angle. At the same time, I need to constantly remind myself to step back in order to maintain a fresh perspective. As I have learned recently, it is easy to get too close to a company and not sell when the time is right.

Thank you for your investment with Janus Growth and Income Fund.

(1)  Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invesment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of March 31, 2002, Lipper ranked Janus Growth and Income Fund 252 out of 805, 7 out of 306 and 1 out of 85 large-cap growth funds for the 1-, 5-, and 10-year periods, respectively. As of April 30, 2002, Lipper ranked Janus Growth and Income Fund 6 out of 306 and 1 out of 86 large-cap growth funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2002  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              82.1%                78.3%
  Foreign                                              4.8%                 6.9%
    European                                           2.5%                 3.9%
Fixed-Income Securities
  U.S. Government Obligations                          4.3%                 4.6%
  Corporate Bonds
    Investment Grade                                   2.1%                 2.7%
    High-Yield/High-Risk                               0.2%                 0.8%
Preferred Stock                                        4.4%                 2.2%
Top 10 Equities                                       25.1%                27.1%
Number of Stocks                                         76                   74
Cash and Cash Equivalents                              6.9%                11.4%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Diversified Operations                                 5.5%                 5.5%
Oil Companies - Integrated                             5.3%                 3.8%
Automotive - Cars and Light Trucks                     4.6%                 1.6%
Cable Television                                       4.5%                 4.1%
Diversified Financial Services                         4.1%                 4.5%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Citigroup, Inc.                                        4.1%                 4.5%
Exxon Mobil Corp.                                      2.8%                 2.6%
U.S. Bancorp                                           2.7%                 2.1%
General Electric Co.                                   2.4%                 1.9%
Household International, Inc.                          2.3%                 1.3%
Liberty Media Corp. - Class A                          2.3%                 2.4%
Viacom, Inc. - Class B                                 2.2%                 1.9%
Marsh & McLennan Companies, Inc.                       2.1%                 2.0%
J.P. Morgan Chase & Co.                                2.1%                 1.5%
Wyeth                                                  2.1%                   --

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Ten Year       Since 5/15/91*
(14.32)%        13.23%          14.71%            15.83%

Janus Growth and
Income Fund
$50,070

S&P 500 Index
$36,678

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1991, through April 30, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($50,070) as compared to the S&P 500 Index ($36,678).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 82.1%
Advertising Sales - 0.1%
     234,265    Lamar Advertising Co.* ......................     $   10,056,996

Aerospace and Defense - 0.4%
     316,690    General Dynamics Corp. ......................         30,747,432

Applications Software - 2.0%
   2,636,590    Microsoft Corp.* ............................        137,788,193

Automotive - Cars and Light Trucks - 0.7%
   1,284,273    BMW A.G.** ..................................     $   51,264,897

Automotive - Truck Parts and Equipment - 1.1%
   5,036,745    Delphi Automotive Systems Corp. .............         78,321,385

Beverages - Non-Alcoholic - 3.0%
   4,018,280    Coca-Cola Enterprises, Inc. .................         78,838,654
   2,510,747    PepsiCo, Inc. ...............................        130,307,769

                                                                     209,146,423

See Notes to Schedules of Investments.

38  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Brewery - 1.7%
   2,179,205    Anheuser-Busch Companies, Inc. ..............     $  115,497,865

Broadcast Services and Programming - 3.2%
   1,334,455    Clear Channel Communications, Inc.* .........         62,652,662
  14,928,979    Liberty Media Corp. - Class A* ..............        159,740,075

                                                                     222,392,737

Cable Television - 4.5%
      65,410    Comcast Corp. - Class A* ....................          1,843,908
   5,124,525    Comcast Corp. - Special Class A* ............        137,081,044
   2,692,995    Cox Communications, Inc. - Class A* .........         89,919,103
   2,647,780    USA Networks, Inc.* .........................         79,195,100

                                                                     308,039,155

Casino Hotels - 1.0%
   5,556,790    Park Place Entertainment Corp.* .............         68,348,517

Cellular Telecommunications - 0.1%
     874,220    AT&T Wireless Services, Inc.* ...............          7,824,269

Chemicals - Diversified - 2.0%
   3,151,700    E.I. du Pont de Nemours and Co. .............        140,250,650

Commercial Services - Finance - 1.0%
   1,850,515    Paychex, Inc. ...............................         69,079,725

Computer Services - 0.9%
   2,916,285    Ceridian Corp.* .............................         64,974,830

Computers - 1.2%
   3,281,450    Apple Computer, Inc.* .......................         79,640,791

Consulting Services - 0.5%
   1,606,310    Accenture, Ltd.* ............................         34,439,286

Cosmetics and Toiletries - 1.5%
     268,125    Colgate-Palmolive Co. .......................         14,213,306
   1,010,670    Procter & Gamble Co. ........................         91,223,074

                                                                     105,436,380

Diversified Financial Services - 4.1%
   6,578,731    Citigroup, Inc. .............................        284,859,052

Diversified Operations - 5.5%
     594,175    3M Co. ......................................         74,747,215
   5,175,785    General Electric Co. ........................        163,296,017
   3,821,265    Honeywell International, Inc. ...............        140,164,000

                                                                     378,207,232

Electric - Integrated - 1.1%
   1,906,965    Duke Energy Corp. ...........................         73,093,968

Electronic Components - Semiconductors - 0.5%
   3,191,900    Advanced Micro Devices, Inc.* ...............         35,685,442

Engineering - Research and Development - 1.2%
   2,082,785    Fluor Corp. .................................         86,081,504

Entertainment Software - 0.6%
     677,575    Electronic Arts, Inc.* ......................         40,010,804

Finance - Consumer Loans - 2.3%
   2,758,195    Household International, Inc. ...............        160,775,187

Finance - Investment Bankers/Brokers - 3.5%
     802,720    Goldman Sachs Group, Inc. ...................     $   63,214,200
   4,078,770    J.P. Morgan Chase & Co. .....................        143,164,827
     872,830    Merrill Lynch & Company, Inc. ...............         36,606,490

                                                                     242,985,517

Financial Guarantee Insurance - 1.0%
     918,845    MGIC Investment Corp. .......................         65,568,779

Food - Retail - 0.8%
   2,568,555    Kroger Co.* .................................         58,485,997

Hotels and Motels - 0.6%
   1,499,563    Fairmont Hotels & Resorts, Inc.
                  - New York Shares .........................         42,737,546

Insurance Brokers - 2.1%
   1,454,345    Marsh & McLennan Companies, Inc. ............        147,005,193

Internet Brokers - 0.4%
   2,671,745    Charles Schwab Corp. ........................         30,431,176

Internet Security - 0.1%
     360,885    VeriSign, Inc.* .............................          3,338,186

Investment Management and Advisory Services - 0.6%
   1,250,550    T. Rowe Price Group, Inc. ...................         43,856,788

Life and Health Insurance - 2.9%
   1,359,035    AFLAC, Inc. .................................         40,635,147
     549,355    CIGNA Corp. .................................         59,879,695
   1,640,630    John Hancock Financial Services, Inc. .......         63,328,318
   1,336,945    Principal Financial Group, Inc.* ............         37,167,071

                                                                     201,010,231

Medical - Biomedical and Genetic - 0.2%
     220,435    Amgen, Inc.* ................................         11,656,603

Medical - Drugs - 4.1%
   3,852,560    Pfizer, Inc. ................................        140,040,556
   2,486,805    Wyeth .......................................        141,747,885

                                                                     281,788,441

Medical Instruments - 1.4%
   2,107,630    Medtronic, Inc. .............................         94,189,985

Motorcycle and Motor Scooter Manufacturing - 0.6%
     749,670    Harley-Davidson, Inc. .......................         39,725,013

Multi-Line Insurance - 2.8%
   1,840,498    American International Group, Inc. ..........        127,215,222
   1,999,980    Prudential Financial, Inc.* .................         64,199,358

                                                                     191,414,580

Multimedia - 3.2%
     121,540    Gannett Company, Inc. .......................          8,908,882
   3,291,360    Viacom, Inc. - Class B* .....................        155,023,056
   2,362,420    Walt Disney Co. .............................         54,760,896

                                                                     218,692,834

Oil Companies - Integrated - 5.3%
   3,268,650    Conoco, Inc. ................................         91,685,633
   2,533,304    EnCana Corp. - New York Shares ..............         79,672,411
   4,829,105    Exxon Mobil Corp. ...........................        193,985,148

                                                                     365,343,192

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Optical Supplies - 1.2%
   1,213,210    Allergan, Inc. ..............................     $   79,962,671

Pipelines - 1.1%
   1,033,750    El Paso Corp. ...............................         41,350,000
     732,615    Kinder Morgan, Inc. .........................         35,465,892

                                                                      76,815,892

Printing - Commercial - 0.6%
   1,057,180    Valassis Communications, Inc.* ..............         39,527,960

Reinsurance - 1.3%
      38,110    Berkshire Hathaway, Inc. - Class B* .........         92,721,630

Retail - Discount - 0.4%
     608,230    Target Corp. ................................         26,549,240

Semiconductor Components/Integrated Circuits - 2.3%
   1,120,305    Linear Technology Corp. .....................         43,535,052
   2,306,055    Maxim Integrated Products, Inc.* ............        114,841,539

                                                                     158,376,591

Super-Regional Banks - 3.4%
     732,585    Bank of America Corp. .......................         53,097,761
   7,752,278    U.S. Bancorp ................................        183,728,989

                                                                     236,826,750

Telecommunication Equipment - 0.4%
   1,633,255    Nokia Oyj (ADR)** ...........................         26,556,726

Tools - Hand Held - 0.4%
     560,355    Stanley Works Co. ...........................         26,045,300

Toys - 1.2%
   3,964,250    Mattel, Inc. ................................         81,822,120
--------------------------------------------------------------------------------
Total Common Stock (cost $5,414,930,244) ....................      5,675,397,661
--------------------------------------------------------------------------------
Corporate Bonds - 2.3%
Advertising Sales - 0.1%
$  4,500,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............          4,893,750

Cellular Telecommunications - 0.1%
   8,100,000    Nextel Communications, Inc., 9.375%
                  senior notes, due 11/15/09 ................          5,670,000
   3,250,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................          3,510,000

                                                                       9,180,000

Finance - Investment Bankers/Brokers - 0.3%
                Merrill Lynch & Company, Inc.:
   9,600,000      6.15%, notes, due 1/26/06 .................          9,888,000
  12,600,000      5.36%, notes, due 2/1/07 ..................         12,489,750

                                                                      22,377,750

Oil Companies - Exploration and Production - 0.1%
  16,150,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......          7,772,188

Radio - 0%
   3,000,000    Chancellor Media Corp., 8.125%
                  senior subordinated notes, due 12/15/07 ...          3,108,750

Retail - Discount - 1.0%
$ 66,840,000    Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 .........................     $   67,842,600

Telephone - Integrated - 0.2%
   9,650,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................         10,048,063

Toys - 0.3%
                Mattel, Inc.:
   7,090,000      6.00%, notes, due 7/15/03 .................          7,116,588
  13,900,000      6.125%, notes, due 7/15/05 ................         13,587,250

                                                                      20,703,838

Transportation - Railroad - 0.2%
  15,000,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................         15,468,750
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $160,364,122) ...................        161,395,689
--------------------------------------------------------------------------------
Preferred Stock - 4.4%
Automotive - Cars and Light Trucks - 3.9%
   1,622,865    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................         91,334,842
   2,828,930    General Motors Corp. - Series B
                  convertible, 5.25% ........................         81,331,737
     211,654    Porsche A.G.** ..............................         93,831,918

                                                                     266,498,497

Electric - Integrated - 0.5%
   1,148,609    Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ............         38,047,673
--------------------------------------------------------------------------------
Total Preferred Stock (cost $295,690,885) ...................        304,546,170
--------------------------------------------------------------------------------
U.S. Government Obligations - 4.3%
                U.S. Treasury Notes:
$ 98,000,000      3.00%, due 1/31/04 ........................         97,922,580
 190,100,000      5.25%, due 5/15/04 ........................        197,584,237
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $290,643,692) .......        295,506,817
--------------------------------------------------------------------------------
Time Deposits - 6.2%
                Rabobank, London
 200,000,000      1.78125%, 5/1/02 ..........................        200,000,000
                Societe Generale, New York:
 100,000,000      1.78125%, 5/1/02 ..........................        100,000,000
 125,300,000      1.8125%, 5/1/02 ...........................        125,300,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $425,300,000) .....................        425,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 0.7%
                Federal Farm Credit Bank
  25,000,000      1.72%, 5/6/02 .............................         24,994,028
                Federal Home Loan Bank System
  25,000,000      1.69%, 7/24/02 ............................         24,906,250
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $49,895,444) ...........         49,900,278
--------------------------------------------------------------------------------
Total Investments (total cost $6,636,824,387) - 100% ........      6,912,046,615
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0% .          2,235,077
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $6,914,281,692
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

40  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.5%         $   34,439,286
Canada                                               1.8%            122,409,957
Finland                                              0.4%             26,556,726
Germany                                              2.1%            145,096,815
United States++                                     95.2%          6,583,543,831
--------------------------------------------------------------------------------
Total                                              100.0%         $6,912,046,615

++Includes Short-Term Securities (88.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 5/24/02                     92,900,000      $   83,609,805    $ (1,999,758)
Euro 10/25/02                    62,500,000          55,910,912        (692,163)
--------------------------------------------------------------------------------
Total                                            $  139,520,717    $ (2,691,921)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND                             Warren Lammert, portfolio manager

Janus Mercury Fund lost 5.44%, during the six month period ended April 30, 2002, trailing a 2.31% gain by its benchmark, the S&P 500 Index.(1)

These results came against a backdrop of continued stock market volatility and economic uncertainty. While GDP rose 5.6% in the first quarter, the increase was driven significantly by a rebuilding of inventories. Prospects for a recovery in capital spending remain unclear.

[PHOTO]

Our results in the period were hurt by the performance of three holdings: Enron, Tyco and Nokia.

Rapid growth often occurs in the context of change. The dynamics of change provide opportunities for companies to emerge and grow but also carry inherent risks. Amid the turbulence, apparent opportunities occasionally prove to be illusions, and so it was with Enron. We initiated a significant position in Enron in early 1999, impressed by the company's pioneering efforts in the newly deregulated natural gas and wholesale electricity trading markets. We were fortunate to have sold much of our stock in early 2000 and, on balance, the Fund benefited over the life of the position. However, we sold the last of our shares in November as we, and the market, lost confidence in Enron's accounting and disclosure.

Meanwhile, Tyco became a casualty of the increased focus on corporate disclosure that emerged from the Enron affair. We have not found evidence of impropriety in Tyco's accounting. However, our confidence in management's ability to execute was shaken by the company's on again, off again reorganization plan.

Shares of Nokia gave up gains won in late 2001 after concerns intensified regarding the sustainability of growth in the cellular handset and infrastructure markets. Against the broad and severe downturn in technology spending over the last 18 months, we have cut the Fund's technology exposure quite significantly, though we have admittedly not been ahead of the curve in doing so. Recognizing the increased challenges presented by the difficult industry environment, we have trimmed our Nokia position considerably even though we continue to be impressed by Nokia's competitive position and outstanding internal execution.

There was also good news in the portfolio during this period. Supplemental insurance provider AFLAC emerged as a clear standout. We purchased the stock after our analyst Dan Kozlowski became convinced that a stumble in the Japanese market - a country that accounted for more than 75% of AFLAC's consolidated revenue in fiscal 2001 - was temporary. We were rewarded this quarter as sales in Japan regained momentum.

Defense electronics leader Raytheon also gained. The company benefited from a dramatic improvement in sentiment surrounding the defense sector after September
11. Also important, however, was a substantial improvement in the company's operating performance that became apparent when Raytheon released fourth-quarter earnings in late January. While we sold a portion of our position late in the period to reflect the higher valuation, we have maintained significant exposure to the company. Electronics are expected to be the most rapidly growing sector within the defense industry, and we anticipate continued gains in Raytheon's internal operating performance over the next several years.

With respect to strategy, we are not making any major calls regarding the strength of the economic upturn. We are focusing on individual company fundamentals and are looking for attractive internal dynamics, earnings expectations that can be achieved and reasonable valuations. We are willing to buy growth where we can find it, but are taking a more flexible approach in positioning the portfolio. We recognize this has been a difficult period that has been dominated by the risks of investing in stocks. Despite our missteps, we continue to believe that our commitment to deep fundamental research will bear rewards over a longer period of time in the future as it has in the past.

Thank you for your investment in Janus Mercury Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

42  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              92.3%                92.8%
  Foreign                                             15.7%                16.0%
    European                                           4.9%                 6.9%
Top 10 Equities                                       30.8%                39.3%
Number of Stocks                                         62                   60
Cash and Cash Equivalents                              7.7%                 7.2%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                        7.9%                 7.9%
Cable Television                                       6.5%                10.2%
Broadcast Services and Programming                     5.1%                 3.7%
Diversified Financial Services                         4.7%                 4.3%
Telecommunication Equipment                            4.3%                 6.6%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Citigroup, Inc.                                        4.7%                 4.3%
Nokia Oyj (ADR)                                        4.3%                 6.6%
Liberty Media Corp.                                    3.9%                 3.7%
Pfizer, Inc.                                           3.6%                 4.5%
Berkshire Hathaway, Inc. - Class B                     2.9%                 2.5%
Tenet Healthcare Corp.                                 2.5%                 2.1%
Electronic Arts, Inc.                                  2.4%                 1.8%
Laboratory Corporation of
  America Holdings                                     2.3%                 1.7%
Analog Devices, Inc.                                   2.1%                 3.3%
Fannie Mae                                             2.1%                 1.6%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Since 5/3/93*
(31.05)%        11.33%            15.17%

Janus Mercury
Fund
$35,597

S&P 500 Index
$28,994

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($35,597) as compared to the S&P 500 Index ($28,994).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 92.3%
Aerospace and Defense - 1.6%
   2,646,695    Raytheon Co. ................................     $  111,955,199

Applications Software - 1.1%
   1,010,680    Infosys Technologies, Ltd. ..................         76,208,949

Broadcast Services and Programming - 5.1%
   3,740,312    Cablevision Systems Corp. - Rainbow
                  Media Group* ..............................     $   82,660,895
  25,198,113    Liberty Media Corp. - Class A* ..............        269,619,809

                                                                     352,280,704

Cable Television - 6.5%
   4,248,920    Cablevision Systems - Class A* ..............         99,849,620
   3,953,750    Charter Communications, Inc. - Class A* .....         32,381,213
   4,335,360    Comcast Corp. - Special Class A* ............        115,970,880
   3,345,715    Cox Communications, Inc. - Class A* .........        111,713,424
   3,071,970    USA Networks, Inc.* .........................         91,882,623

                                                                     451,797,760

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Computer Services - 0.5%
     647,660    Electronic Data Systems Corp. ...............     $   35,142,032

Computers - Integrated Systems - 0.6%
   1,693,955    Brocade Communications Systems, Inc.* .......         43,348,308

Consulting Services - 0.7%
   2,252,120    Accenture, Ltd.* ............................         48,285,453

Diversified Financial Services - 4.7%
   7,514,403    Citigroup, Inc. .............................        325,373,650

Diversified Operations - 3.1%
   3,831,370    Cendant Corp.* ..............................         68,926,346
   2,672,450    Honeywell International, Inc. ...............         98,025,466
   2,452,150    Tyco International, Ltd. ....................         45,242,168

                                                                     212,193,980

E-Commerce/Products - 1.7%
   7,120,995    Amazon.com, Inc.* ...........................        118,849,407

E-Commerce/Services - 1.8%
   1,333,935    eBay, Inc.* .................................         70,831,948
   1,830,875    TMP Worldwide, Inc.* ........................         55,237,499

                                                                     126,069,447

Electronic Components - Miscellaneous - 3.5%
   4,596,160    Celestica, Inc. - New York Shares* ..........        127,313,632
   8,485,585    Flextronics International, Ltd.* ............        117,525,352

                                                                     244,838,984

Electronic Components - Semiconductors - 1.4%
     968,390    Broadcom Corp. - Class A* ...................         33,409,455
   1,347,820    National Semiconductor Corp.* ...............         42,483,286
     590,800    NVIDIA Corp.* ...............................         20,565,748

                                                                      96,458,489

Entertainment Software - 2.4%
   2,832,610    Electronic Arts, Inc.* ......................        167,265,620

Finance - Consumer Loans - 0.8%
     959,955    Household International, Inc. ...............         55,955,777

Finance - Investment Bankers/Brokers - 2.9%
   1,435,900    Goldman Sachs Group, Inc. ...................        113,077,125
   2,488,115    J.P. Morgan Chase & Co. .....................         87,332,837

                                                                     200,409,962

Finance - Mortgage Loan Banker - 2.1%
   1,867,090    Fannie Mae ..................................        147,369,414

Food - Retail - 0.5%
     837,695    Safeway, Inc.* ..............................         35,141,305

Health Care Cost Containment - 1.9%
   3,289,905    McKesson Corp. ..............................        132,879,263

Internet Brokers - 0.8%
   7,450,560    E*TRADE Group, Inc.* ........................         56,177,222

Life and Health Insurance - 2.7%
   3,465,830    AFLAC, Inc. .................................        103,628,317
     756,440    CIGNA Corp. .................................         82,451,960

                                                                     186,080,277

Medical - Biomedical and Genetic - 2.0%
   1,844,495    Genzyme Corp.* ..............................     $   75,513,625
   3,151,895    Millennium Pharmaceuticals, Inc.* ...........         62,911,824

                                                                     138,425,449

Medical - Drugs - 7.9%
     936,560    Forest Laboratories, Inc.* ..................         72,246,238
   6,814,355    Pfizer, Inc. ................................        247,701,804
   3,780,865    Schering-Plough Corp. .......................        103,217,615
   2,245,335    Wyeth .......................................        127,984,095

                                                                     551,149,752

Medical - Hospitals - 2.5%
   2,334,030    Tenet Healthcare Corp.* .....................        171,247,781

Medical - Wholesale Drug Distributors - 1.2%
   1,189,200    Cardinal Health, Inc. .......................         82,352,100

Medical Labs and Testing Services - 2.3%
   1,627,805    Laboratory Corporation of America Holdings* .        161,478,256

Multi-Line Insurance - 1.8%
   3,074,570    Allstate Corp. ..............................        122,183,412

Multimedia - 4.2%
   3,611,254    AOL Time Warner, Inc.* ......................         68,686,051
   2,906,223    Viacom, Inc. - Class B* .....................        136,883,103
   3,655,480    Walt Disney Co. .............................         84,734,026

                                                                     290,303,180

Oil - Field Services - 1.7%
   3,169,595    BJ Services Co.* ............................        116,450,920

Oil Companies - Exploration and Production - 0.6%
     443,070    Murphy Oil Corp.* ...........................         41,803,655

Oil Companies - Integrated - 1.6%
   4,569,925    Petroleo Brasileiro S.A. (ADR) ..............        112,420,155

Oil Field Machinery and Equipment - 0.9%
     955,775    Smith International, Inc.* ..................         66,952,039

Property and Casualty Insurance - 3.2%
   3,164,695    ACE, Ltd. ...................................        137,727,526
     888,675    XL Capital, Ltd. - Class A ..................         83,846,486

                                                                     221,574,012

Reinsurance - 2.9%
      83,460    Berkshire Hathaway, Inc. - Class B* .........        203,058,180

Retail - Building Products - 1.3%
   1,903,965    Home Depot, Inc. ............................         88,286,857

Retail - Discount - 1.5%
   2,819,473    Dollar Tree Stores, Inc.* ...................        107,534,700

Retail - Jewelry - 0.5%
     795,915    Tiffany & Co. ...............................         31,637,621

Semiconductor Components/Integrated Circuits - 3.1%
   4,011,000    Analog Devices, Inc.* .......................        148,246,560
   1,310,180    Maxim Integrated Products, Inc.* ............         65,246,964

                                                                     213,493,524

Semiconductor Equipment - 0.6%
   1,715,503    ASM Lithography Holding N.V.
                  - New York Shares*,** .....................         38,307,182

Super-Regional Banks - 1.5%
   1,544,720    Fifth Third Bancorp .........................        105,952,345

See Notes to Schedules of Investments.

44  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Telecommunication Equipment - 4.3%
  18,420,580    Nokia Oyj (ADR)** ...........................     $  299,518,631

Tools - Hand Held - 0.3%
     412,310    Stanley Works Co. ...........................         19,164,169
--------------------------------------------------------------------------------
Total Common Stock (cost $6,814,776,086) ....................      6,407,375,122
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.1%
                Citigroup, Inc.
   4,500,000      1.83%, 5/1/02 (amortized cost $4,500,000) .          4,500,000
--------------------------------------------------------------------------------
Time Deposits - 4.3%
                SouthTrust Bank ETD
 300,000,000      1.8125%, 5/1/02 (cost $300,000,000) .......        300,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.4%
                Fannie Mae
  50,000,000      1.90%, 7/19/02 ............................         49,812,500
                Federal Home Loan Bank System
  50,000,000      1.79%, 5/14/02 ............................         49,969,847
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $99,761,375) ...........         99,782,347
--------------------------------------------------------------------------------
Total Investments (total cost $7,219,037,461) - 98.1% .......      6,811,657,469
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.9%        128,676,458
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $6,940,333,927
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              4.6%         $  315,101,633
Brazil                                               1.6%            112,420,155
Canada                                               1.9%            127,313,632
Finland                                              4.4%            299,518,631
India                                                1.1%             76,208,949
Netherlands                                          0.6%             38,307,182
Singapore                                            1.7%            117,525,352
United States++                                     84.1%          5,725,261,935
--------------------------------------------------------------------------------
Total                                              100.0%         $6,811,657,469

++Includes Short-Term Securities (78.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 5/10/02                      5,100,000      $    4,593,182    $    (24,525)
Euro 5/24/02                     26,850,000          24,164,944        (898,137)
Euro 6/21/02                     86,800,000          78,024,637      (2,716,637)
Euro 10/25/02                    41,400,000          37,035,388        (458,489)
--------------------------------------------------------------------------------
Total                                            $  143,818,151    $ (4,097,788)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND (closed to new investors)     Claire Young, portfolio manager

Janus Olympus Fund gained 7.38% for the six months ended April 30, 2002, outperforming its benchmark, the S&P 500 Index, which returned 2.31%.(1)

I am pleased with the improved performance of the Fund during this period. After a sharp downturn following September 11th, the stock market rebounded on investor optimism for an economic recovery. While fears of a slowdown in consumer spending initially proliferated, shoppers proved resilient as zero-percent financing spurred auto sales and low mortgage rates bolstered the housing market. Additionally, glimmers of economic stabilization were seen as factory orders appeared to be bottoming and inventories rose. Corporate IT spending, however, remained anemic as weak profits led to fiscal prudence by company executives.

[PHOTO]

Looking at Fund performance, many of the consumer-related stocks we bought opportunistically in September bounced as tighter cost controls were leveraged when demand returned. MGM Mirage, the Las Vegas hotel and casino operator, experienced an immediate fall-off in business as travel came to a standstill in October. In response, the company reduced its staff and decreased room rates to stimulate demand, leading to better-than-expected results as occupancy levels rebounded on a lower cost base. The jeweler, Tiffany, also continued to perform well as management tightly controlled expenses and maintained profit margins despite a significant drop in sales during the 2001 Christmas season. The company was rewarded as sales stabilized more quickly than expected toward the end of the period.

With 30-year mortgages hovering around 7%, the housing market remained firm as consumers bought new homes or refinanced existing mortgages to shore up their personal balance sheets. Fund holding MGIC Investment Corporation, the leading mortgage insurance provider, aggressively increased the number of policies it underwrote in this strong market. At the same time, the company is beginning to see underwriting costs decline as refinancings have slowed. Together, these two favorable trends supported MGIC's positive performance. Meanwhile, when Capital One Financial, a leading credit card lender, was caught in the downdraft of accounting fears over its securitization of receivables, we took the opportunity to buy the high-quality operator. The company is focusing its solicitations on "super-prime" consumers with excellent credit histories, enhancing the quality of its loan portfolio. As accounting fears subsided and loan losses stabilized, Capital One's stock rebounded.

On the corporate side of the economy, equities exposed to early economic cycles performed well. Manpower, the largest temporary help agency, is seeing the bottoming of its U.S. business while maintaining stable margins in France despite that country's weak economy. Elsewhere, Clear Channel Communications, the leading radio and billboard owner and operator in the United States, rose as advertising spending began to improve.

As investors rotated into more economically sensitive equities, pharmaceutical and biotechnology stocks saw selling pressure. Genentech, the biotechnology company focused on oncology, cardiovascular and immunological diseases, declined as two of its promising drugs, Xolair for adult asthma and Xanelim for psoriasis, required additional studies before gaining FDA approval. In addition, Pfizer, the largest pharmaceutical firm, was hit as other companies in the sector reduced earnings estimates due to R&D disappointments or generic drug competition.

The Fund was also hampered by the reverberations of the Enron bankruptcy as investors remained cautious of any hint of accounting impropriety. NVIDIA Corp., the leading graphics and multimedia chip supplier, was negatively impacted by news of an SEC investigation even while it reported record earnings. Nevertheless, we are maintaining a position in the company on the belief that its strong market position and earnings growth will eventually be rewarded. Tyco Corp., an industrial conglomerate, declined precipitously as well over allegations of aggressive accounting. During this period, the company experienced debt ratings downgrades and questions of financial viability. We elected to sell our Tyco position as resolution of the company's issues does not seem imminent.

Looking ahead, we continue to monitor signs of the nascent economic recovery. In the first quarter, strong productivity improvements, coupled with impressive GDP growth of 5.6% and low inflation, give us hope that we are firmly out of the recession. With inflation restrained, the Federal Reserve can postpone increasing interest rates until the economy shows signs of overheating. We believe that consumers may begin to slow their rate of spending; if so, corporate capital spending must commence in order to strengthen the economic recovery. In this environment, I continue to try to balance our investments between those equities that will benefit from the eventual spending upturn and those that will achieve high-quality earnings growth regardless of the economy.

Thank you for your investment in Janus Olympus Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

46  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              93.2%                95.3%
  Foreign                                              8.6%                 6.0%
    European                                           2.6%                 0.4%
Top 10 Equities                                       25.1%                30.9%
Number of Stocks                                         67                   65
Cash, Cash Equivalents and
  Fixed-Income Securities                              6.8%                 4.7%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Electronic Components
  - Semiconductors                                     4.7%                 4.9%
Medical - Drugs                                        4.7%                 3.7%
Medical - Biomedical and Genetic                       4.6%                 1.7%
Semiconductor Components/
  Integrated Circuits                                  4.5%                 3.9%
Food - Retail                                          3.1%                 3.1%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                        3.3%                 3.9%
Citigroup, Inc.                                        3.1%                 3.7%
MGIC Investment Corp.                                  2.6%                 1.9%
Walgreen Co.                                           2.4%                 3.0%
NVIDIA Corp.                                           2.4%                 3.2%
Applied Materials, Inc.                                2.3%                   --
Tiffany & Co.                                          2.3%                 2.1%
Clear Channel Communications, Inc.                     2.3%                 1.9%
Goldman Sachs Group, Inc.                              2.2%                 4.0%
Safeway, Inc.                                          2.2%                 2.5%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Since 12/29/95*
(21.11)%        14.14%             15.09%

Janus Olympus
Fund
$24,368

S&P 500 Index
$19,255

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($24,368) as compared to the S&P 500 Index ($19,255).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 92.5%
Aerospace and Defense - 1.4%
     436,225    General Dynamics Corp. ......................     $   42,353,085

Airlines - 1.8%
   3,045,420    Southwest Airlines Co. ......................         55,457,098

Applications Software - 0.9%
     524,505    Microsoft Corp.* ............................         27,410,631

Beverages - Non-Alcoholic - 0.8%
     457,500    Coca-Cola Co. ...............................     $   25,395,825

Broadcast Services and Programming - 2.3%
   1,506,525    Clear Channel Communications, Inc.* .........         70,731,349

Cable Television - 0.9%
     967,275    USA Networks, Inc.* .........................         28,931,195

Casino Hotels - 1.9%
   1,492,590    MGM Mirage, Inc.* ...........................         59,927,489

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Casino Services - 0.3%
     175,110    International Game Technology* ..............     $   11,023,175

Cellular Telecommunications - 0.1%
     212,780    Sprint Corp. (PCS Group)* ...................          2,385,264

Commercial Services - Finance - 2.0%
   1,857,595    Concord EFS, Inc.* ..........................         60,539,021

Computers - Memory Devices - 1.7%
   1,844,900    VERITAS Software Corp.* .....................         52,284,466

Cosmetics and Toiletries - 2.9%
     772,905    Colgate-Palmolive Co. .......................         40,971,694
     545,150    Procter & Gamble Co. ........................         49,205,239

                                                                      90,176,933

Data Processing and Management - 1.6%
   1,079,038    Fiserv, Inc.* ...............................         47,974,030

Diversified Financial Services - 3.1%
   2,205,955    Citigroup, Inc. .............................         95,517,852

E-Commerce/Services - 0.8%
     852,290    TMP Worldwide, Inc.* ........................         25,713,589

Electronic Components - Miscellaneous - 0.9%
     989,000    Celestica, Inc. - New York Shares*,** .......         27,395,300

Electronic Components - Semiconductors - 4.7%
   8,167,677    ARM Holdings PLC*,** ........................         26,305,108
   2,100,890    NVIDIA Corp.* ...............................         73,131,981
   1,239,345    Xilinx, Inc.* ...............................         46,797,667

                                                                     146,234,756

Entertainment Software - 1.9%
     995,735    Electronic Arts, Inc.* ......................         58,798,152

Fiduciary Banks - 2.4%
   1,437,060    Bank of New York Company, Inc. ..............         52,582,025
     383,195    Northern Trust Corp. ........................         20,355,318

                                                                      72,937,343

Finance - Credit Card - 1.9%
     988,975    Capital One Financial Corp. .................         59,229,713

Finance - Investment Bankers/Brokers - 2.2%
     880,775    Goldman Sachs Group, Inc. ...................         69,361,031

Finance - Mortgage Loan Banker - 1.8%
     690,465    Fannie Mae ..................................         54,498,403

Financial Guarantee Insurance - 2.6%
   1,116,965    MGIC Investment Corp. .......................         79,706,622

Food - Miscellaneous/Diversified - 0.7%
     853,690    ConAgra Foods, Inc. .........................         20,915,405

Food - Retail - 3.1%
   1,634,930    Safeway, Inc.* ..............................         68,585,314
     594,640    Whole Foods Market, Inc.* ...................         27,805,366

                                                                      96,390,680

Food - Wholesale/Distribution - 1.0%
   1,084,270    Sysco Corp. .................................         31,454,673

Health Care Cost Containment - 1.0%
     780,060    McKesson Corp. ..............................         31,506,623

Hotels and Motels - 0.9%
     740,020    Starwood Hotels & Resorts Worldwide, Inc. ...     $   27,972,756

Human Resources - 1.9%
     998,265    Manpower, Inc. ..............................         40,180,166
   1,325,762    Vedior N.V.** ...............................         18,361,089

                                                                      58,541,255

Insurance Brokers - 0.9%
     814,825    Brown & Brown, Inc. .........................         27,052,190

Life and Health Insurance - 1.3%
   1,299,050    AFLAC, Inc. .................................         38,841,595

Medical - Biomedical and Genetic - 4.6%
   1,177,580    Amgen, Inc.* ................................         62,270,430
     515,490    Enzon, Inc.* ................................         19,196,848
     817,730    Genentech, Inc.* ............................         29,029,415
     809,390    Genzyme Corp.* ..............................         33,136,427

                                                                     143,633,120

Medical - Drugs - 4.7%
     563,185    Forest Laboratories, Inc.* ..................         43,444,091
   1,550,670    Pfizer, Inc. ................................         56,366,855
     825,565    Teva Pharmaceutical Industries, Ltd. (ADR) ..         46,239,896

                                                                     146,050,842

Medical - HMO - 1.3%
     447,335    UnitedHealth Group, Inc. ....................         39,280,486

Medical - Hospitals - 1.9%
     808,820    Tenet Healthcare Corp.* .....................         59,343,123

Medical Instruments - 2.0%
   1,375,850    Medtronic, Inc. .............................         61,486,737

Medical Products - 1.1%
     955,895    Zimmer Holdings, Inc.* ......................         33,179,115

Motorcycle and Motor Scooter Manufacturing - 1.9%
   1,124,150    Harley-Davidson, Inc. .......................         59,568,709

Oil Companies - Exploration and Production - 1.4%
     776,820    Anadarko Petroleum Corp. ....................         41,808,452

Oil Companies - Integrated - 1.4%
   1,359,673    EnCana Corp.** ..............................         42,704,168

Optical Supplies - 1.1%
     993,180    Alcon, Inc.* ................................         34,413,687

Pipelines - 1.0%
     739,750    El Paso Corp. ...............................         29,590,000

Property and Casualty Insurance - 2.3%
     708,025    ACE, Ltd. ...................................         30,813,248
     435,435    XL Capital, Ltd. - Class A ..................         41,083,292

                                                                      71,896,540

Publishing - Newspapers - 0.1%
      92,820    New York Times Co. - Class A ................          4,321,699

Reinsurance - 1.0%
         417    Berkshire Hathaway, Inc. - Class A* .........         30,628,650

Resorts and Theme Parks - 0.6%
   1,063,425    Six Flags, Inc.* ............................         19,460,678

Retail - Drug Store - 2.4%
   1,997,695    Walgreen Co. ................................         75,452,940

Retail - Jewelry - 2.3%
   1,798,800    Tiffany & Co. ...............................         71,502,300

See Notes to Schedules of Investments.

48  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Retail - Video Rental - 1.1%
   1,190,325    Blockbuster, Inc. - Class A# ................     $   34,043,295

Savings/Loan/Thrifts - 1.2%
   1,024,430    Washington Mutual, Inc. .....................         38,651,744

Semiconductor Components/Integrated Circuits - 4.5%
   1,304,630    Integrated Device Technology, Inc.* .........         36,581,825
   2,051,130    Maxim Integrated Products, Inc.* ............        102,146,274

                                                                     138,728,099

Semiconductor Equipment - 2.3%
   2,940,280    Applied Materials, Inc.* ....................         71,507,610

Transportation - Services - 0.6%
     300,405    United Parcel Service, Inc. - Class B .......         18,036,316
--------------------------------------------------------------------------------
Total Common Stock (cost $2,650,130,261) ....................      2,861,945,809
--------------------------------------------------------------------------------
Corporate Bonds - 1.8%
Internet Brokers - 1.1%
$ 41,600,000    E*TRADE Group, Inc., 6.00%
                  convertible subordinated notes, due 2/1/07          33,020,000

Retail - Apparel and Shoe - 0.7%
  21,565,000    Gap, Inc., 5.625%
                  notes, due 5/1/03 .........................         21,349,350
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $57,286,672) ....................         54,369,350
--------------------------------------------------------------------------------
Preferred Stock - 0.7%
Automotive - Cars and Light Trucks - 0.7%
     366,290    Ford Motor Company Capital Trust II
                  convertible, 6.50% (cost $18,314,500) .....         20,614,801
--------------------------------------------------------------------------------
Time Deposits - 6.4%
                Fifth Third Bancorp
$150,000,000      1.8125%, 5/1/02 ...........................        150,000,000
                Societe Generale, New York
  49,400,000      1.8125%, 5/1/02 ...........................         49,400,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $199,400,000) .....................        199,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,925,131,433) - 101.4% ......      3,136,329,960
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Asstes - (1.4%)     (42,212,593)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,094,117,367
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.3%         $   71,896,540
Canada                                               2.2%             70,099,468
Israel                                               1.5%             46,239,896
Netherlands                                          0.6%             18,361,089
Switzerland                                          1.1%             34,413,687
United Kingdom                                       0.8%             26,305,108
United States++                                     91.5%          2,869,014,172
--------------------------------------------------------------------------------
Total                                              100.0%         $3,136,329,960

++Includes Short-Term Securities (85.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/25/02            8,900,000      $   12,831,757    $    (86,068)
Canadian Dollar 6/21/02           9,000,000           5,729,351        (113,476)
Euro 5/24/02                      7,000,000           6,299,985        (228,115)
--------------------------------------------------------------------------------
Total                                            $   24,861,093    $   (427,659)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND                                    Ron Sachs, portfolio manager

Janus Orion Fund performed strongly during the period, delivering a 6.33% gain versus a gain of 2.31% by its benchmark, the Standard & Poor's 500 Index. While I am disappointed by the Fund's performance since inception, I take some solace in the fact that our results during the six-month period enabled us to solidly outperform the S&P 500 for the past 12 months.(1) As a result, the Fund acheived a top-decile ranking for the one-year period ended April 30, 2002, placing 14th out of 445 multi-cap growth funds tracked by Lipper, a Reuters Company and a leading mutual fund-rating company.(2) I look forward to reporting better returns going forward. My optimism is fueled by my belief that the overall U.S. economy will recover in late 2002, driven by both continued consumer strength and a liquidity-driven revival in corporate investment.

[PHOTO]

The resiliency of the U.S. equity markets after September 11 seemed surprising, but in hindsight is explainable. There was a concerted effort by global central bankers and government officials to revive the global economy - the steps taken to revive confidence and inject liquidity into the system began to work. Fortunately, the Fund was well positioned for the turnaround. I had invested much of the large cash position held during the summer of 2001 in stocks I felt were undeservedly depressed by fears arising from both the September 11 tragedy and a protracted global recession.

Before discussing specific stocks that contributed positively or negatively to the Fund's performance, I thought it might be useful to speak generally about where we are finding opportunities in today's markets.

Currently, I do not find the overall U.S. market to be undervalued. In fact, some of the 'traditional' growth areas of technology, telecom and media are at relatively high valuation levels despite the fact they have been some of the worst-performing sectors since the market peaked in early 2000. We are, however, finding attractive opportunities in undiscovered growth areas and in broken-growth stocks.

Undiscovered growth areas are industries delivering strong earnings growth that is not widely recognized by the market. A prime example is the insurance industry where insurers are showing pricing power not seen for decades. Our two key holdings in this industry are Berkshire Hathaway and XL Capital.

I define broken-growth stocks as businesses with long-term secular winds at their backs that are facing crises in confidence, liquidity or management. In instances where we believe the market has overreacted to negative perceptions, we are taking advantage by buying potential long-term growth at attractive valuations. HealthSouth Corp. is an example. I decided to buy last year because of my confidence that concerns over the company's liquidity were overdone. That said, broken-growth stocks can be volatile, so we are sizing our positions appropriately and monitoring developments closely.

Media stocks proved the strongest contributors to the Fund. We have been longtime believers in the growth opportunity for media companies targeting the U.S. Hispanic market, particularly Hispanic Broadcasting. Because of the company's strong balance sheet, we believe it should be able to make acquisitions at attractive prices even if the ad market remains weak. Our confidence in Hispanic Broadcasting's operations was reinforced by recent visits to its headquarters in Dallas as well as by multiple conversations with its station managers and its competitors' station managers. Despite the stock's recent strength, we continue to believe Hispanic Broadcasting's business prospects are brighter than those implied by the current share price. This should be one of the fastest growing media companies for the next few years, in my opinion.

Ticketmaster Online, the dominant online ticketing, city guide and dating service was another important positive contributor. The company continues to gain share in its core ticketing business and is expanding this business into the high-margin secondary market for tickets. While we are excited by this new opportunity, the less-attractive risk-reward tradeoff at higher price levels led us to liquidate our position at a profit following the quick run in Ticketmaster's stock price during the period.

The primary disappointment during the period was Sepracor, which plunged on news that its critical product, Soltara, was rejected by the Food and Drug Administration. Sepracor was a large position in the Fund because we believed it was going to leverage off of the success of Soltara to develop a full sales and marketing capability. We have since learned not to assume anything is a certainty when dealing with the Food and Drug Administration. As such, we sold our position in Sepracor and reduced our exposure to emerging and established pharmaceutical companies.

While I remain optimistic about the prospects for an economic recovery in the U.S. in 2002 and 2003, I believe the Fund's holdings should deliver strong earnings growth in most any economic environment. As always, we continue to work to find investments that can grow earnings and value over the long term.

Thank you for your continued investment in Janus Orion Fund.

(1)  Returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of March 31, 2002, Lipper ranked Janus Orion Fund 24 out of 467 multi-cap growth funds for the 1-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

50  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              86.0%                83.1%
  Foreign                                             16.1%                11.1%
Top 10 Equities                                       42.2%                39.2%
Number of Stocks                                         37                   35
Cash, Cash Equivalents and
  Fixed-Income Securities                             14.0%                16.9%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Radio                                                  7.1%                 3.8%
Diversified Operations                                 6.0%                 2.9%
Food - Wholesale/Distribution                          5.3%                 0.7%
Reinsurance                                            5.2%                 5.8%
Oil Companies - Integrated                             4.4%                 1.9%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Performance Food Group Co.                             5.3%                 0.7%
Berkshire Hathaway, Inc. - Class B                     5.2%                 5.8%
Hispanic Broadcasting Corp.                            4.5%                 3.8%
EnCana Corp.                                           4.4%                 1.9%
Cendant Corp.                                          4.2%                 2.9%
HEALTHSOUTH Corp.                                      4.2%                   --
Flowserve Corp.                                        4.0%                   --
Embraer-Empresa Brasileira de
  Aeronautica S.A. (ADR)                               3.7%                 4.0%
XL Capital, Ltd. - Class A                             3.4%                 2.7%
Costco Wholesale Corp.                                 3.3%                 1.9%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Since 6/30/00*
(3.48)%           (27.43)%

Janus Orion Fund
$5,556

S&P 500 Index
$7,578

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund and the S&P 500 Index. Janus Orion Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($5,556) as compared to the S&P 500 Index ($7,578).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector. Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All returns reflect reinvested dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 86.0%
Aerospace and Defense - 3.7%
     953,687    Embraer-Empresa Brasileira de Aeronautica
                  S.A. (ADR) ................................     $   21,963,412

Broadcast Services and Programming - 3.0%
     386,670    Clear Channel Communications, Inc.* .........         18,154,157

Cable Television - 3.2%
     647,310    USA Networks, Inc.* .........................         19,361,042

Diversified Operations - 6.0%
   1,406,755    Cendant Corp.* ..............................     $   25,307,522
     562,830    Tyco International, Ltd. ....................         10,384,213

                                                                      35,691,735

Electric - Generation - 3.2%
   2,385,795    AES Corp.* ..................................         19,134,076

Fiduciary Banks - 2.3%
     380,625    Bank of New York Company, Inc. ..............         13,927,069

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Finance - Investment Bankers/Brokers - 3.9%
     231,375    Goldman Sachs Group, Inc. ...................     $   18,220,781
      91,510    Lehman Brothers Holdings, Inc. ..............          5,399,090

                                                                      23,619,871

Food - Wholesale/Distribution - 5.3%
     888,260    Performance Food Group Co.* .................         32,004,896

Human Resources - 0.4%
      97,930    Administaff, Inc.* ..........................          2,247,494

Insurance Brokers - 2.6%
     183,090    Arthur J. Gallagher & Co. ...................          6,609,549
     236,540    Hilb, Rogal and Hamilton Co. ................          8,699,941

                                                                      15,309,490

Internet Brokers - 2.4%
   1,945,350    E*TRADE Group, Inc.* ........................         14,667,939

Machinery - Pumps - 4.0%
     702,160    Flowserve Corp.* ............................         24,224,520

Medical - Generic Drugs - 0.3%
      91,515    Taro Pharmaceutical Industries, Ltd.* .......          2,008,388

Medical - HMO - 1.5%
     135,370    Anthem, Inc.* ...............................          9,232,234

Medical - Hospitals - 2.8%
     285,875    Community Health Systems, Inc.* .............          8,296,093
     116,830    Tenet Healthcare Corp.* .....................          8,571,817

                                                                      16,867,910

Medical Products - 2.6%
   2,741,676    Smith & Nephew PLC ..........................         15,602,221

Motion Pictures and Services - 1.5%
     549,605    Metro-Goldwyn-Mayer, Inc.* ..................          8,876,121

Oil - Field Services - 2.2%
     758,930    Halliburton Co. .............................         12,894,221

Oil Companies - Integrated - 4.4%
     841,233    EnCana Corp. ................................         26,421,173

Oil Refining and Marketing - 1.2%
     251,690    Premcor, Inc.* ..............................          7,110,242

Physical Therapy and Rehabilitation Centers - 4.2%
   1,650,430    HEALTHSOUTH Corp.* ..........................         24,921,493

Property and Casualty Insurance - 3.4%
     213,250    XL Capital, Ltd. - Class A ..................         20,120,138

Radio - 7.1%
   1,000,550    Hispanic Broadcasting Corp.* ................         26,834,751
     281,445    Radio One, Inc. - Class D* ..................          6,022,923
     183,080    Westwood One, Inc.* .........................          6,590,880
     247,430    XM Satellite Radio Holdings, Inc.- Class A* .          2,847,919

                                                                      42,296,473

Real Estate Management/Services - 2.1%
     341,175    LNR Property Corp. ..........................         12,487,005

Reinsurance - 5.2%
      12,855    Berkshire Hathaway, Inc. - Class B* .........         31,276,215

Retail - Bookstore - 1.3%
     257,130    Barnes & Noble, Inc.* .......................          7,770,469

Retail - Discount - 3.3%
     486,820    Costco Wholesale Corp.* .....................     $   19,570,164

Savings/Loan/Thrifts - 0.6%
     229,040    Sovereign Bancorp, Inc. .....................          3,305,047

Semiconductor Components/Integrated Circuits - 1.2%
   1,253,685    Vitesse Semiconductor Corp.* ................          7,497,036

Television - 1.1%
     164,765    Univision Communications, Inc. - Class A* ...          6,584,009
--------------------------------------------------------------------------------
Total Common Stock (cost $455,901,891) ......................        515,146,260
--------------------------------------------------------------------------------
Corporate Bonds - 0.5%
Medical - Drugs - 0.5%
$  4,580,000    Sepracor, Inc., 7.00%
                  convertible subordinated debentures
                  due 12/15/05 (cost $3,333,438) ............          3,177,375
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.8%
                Citigroup, Inc.
  29,000,000      1.83%, 5/1/02
                  (amortized cost $29,000,000) ..............         29,000,000
--------------------------------------------------------------------------------
Time Deposits - 5.0%
                Societe Generale, New York
  29,000,000      1.8125%, 5/1/02 ...........................         29,000,000
                State Street Bank and Trust Co.
     700,000      1.875%, 5/1/02 ............................            700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $29,700,000) ......................         29,700,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.2%
                Federal Home Loan Bank System:
  20,000,000      1.72%, 5/3/02 .............................         19,998,200
   5,000,000      1.75%, 5/23/02 ............................          4,994,653
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $24,992,853) .         24,992,853
--------------------------------------------------------------------------------
Total Investments (total cost $542,928,182) - 100.5% ........        602,016,488
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5%)      (2,841,505)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  599,174,983
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              5.1%         $   30,504,351
Brazil                                               3.6%             21,963,412
Canada                                               4.4%             26,421,173
Israel                                               0.3%              2,008,388
United Kingdom                                       2.6%             15,602,221
United States++                                     84.0%            505,516,943
--------------------------------------------------------------------------------
Total                                              100.0%         $  602,016,488

++Includes Short-Term Securities (70.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

52  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND                         Helen Young Hayes, portfolio manager
(closed to new investors)                          Brent Lynn, portfolio manager

Janus Overseas Fund returned 6.20% during the six months ended April 30, 2002, outpacing a 5.53% gain by its benchmark, the Morgan Stanley Capital International EAFE Index.(1)

International markets remained volatile as investors tried to assess the strength of the nascent economic recovery and its near-term impact on corporate profits. The Enron scandal dominated investor psychology, leading to a distaste for complex financial statements and a distrust for corporate managers and auditors alike. Rising violence in the Middle East and the very real threat of terrorism posed to the U.S. and other countries contributed to the volatility.

[PHOTO]

Despite this uncertainty, the economic outlook brightened as the period drew to a close, with inventories at more manageable levels and consumer confidence on the rise. Against this backdrop, the U.S. Federal Reserve and the European Central Bank left interest rates unchanged but hinted that the gradual nature of the anticipated expansion might forestall any near-term rate hikes.

[PHOTO]

In Japan, stocks were aided by some signs of stabilization, but recovery prospects there remained hampered by entrenched structural inefficiencies. Meanwhile, in the emerging markets, the promise of improved export growth and firmer commodity prices offset concerns over the Argentinean currency devaluation. But Argentina's problems only heightened the appeal of Latin America's more stable market economies, notably Mexico, which continues to benefit from its close trade ties with the United States.

Detracting from our results was Tyco International. Tyco is a diversified products company with business franchises that range from electronic components to fire detection devices. In the wake of the Enron accounting scandal, investors have a heightened sensitivity to companies that have complex financial statements or that have been acquisitive in nature. Tyco falls into both these categories. In response, Tyco announced an aggressive restructuring program in the company that would have broken the company into four separate units, a move we believed would unlock significant shareholder value. In late April, Tyco executives announced substantial changes to this plan, damaging management credibility and sending the stock lower. Despite achieving short-term cash-flow targets, the business disruptions from the now-canceled breakup plan have caused fundamentals to deteriorate. Consequently, we significantly cut our exposure to Tyco during the period.

Netherlands-based supermarket retailer Koninklijke Ahold was also impacted by the Enron debacle. Ahold has historically grown through a combination of organic growth and acquisitions, and thus was hurt by negative psychology toward acquisitions. Additionally, the devaluation of the Argentinean peso led to a non-cash write-down of the dollar-denominated debt held by Ahold's Argentinean subsidiary.

Our Israeli-based companies - Check Point Software and Teva Pharmaceuticals - suffered from the escalating violence in the region. Check Point was also hampered by the lack of tangible recovery in corporate information technology spending.

Helping to offset these declines was solid performance by many of our consumer products holdings benefiting from the prospect of a global economic recovery. Among the standouts were European luxury car-makers Porsche and BMW, together with leading Japanese automaker Nissan. Porsche continued to show strength in both revenues and productivity, and we look forward to a significant new product launch as they plan to enter the sports utility market later this year. Nissan continued to exceed expectations in its cost-cutting program as well as in the success of its new models in the United States, and was also helped by the weak yen.

Rising energy prices and rapid production growth aided our investments in major global oil companies, including France's TotalFinaElf, which continues to deliver on production growth, cost savings and cash flow. Petroleo Brasileiro, the leading energy company in Brazil, also performed well. Despite one of the fastest growth profiles among the large global oil companies, Petrobras trades at a substantial discount to its global peers.

Other positive contributors included a number of our media holdings, which have extended their rebound from lows reached in the aftermath of the September 11 terrorist attacks. One solid performer was Grupo Televisa, the largest media company in the Spanish-speaking world. Despite a difficult year in 2001, we expect an improvement in the Mexican television market, and longer term, we remain optimistic about the growth potential of Spanish-language media in Latin America and the United States.

We took advantage of recent market volatility to add exposure to other promising franchises with cyclical upside. These included the British advertising firm WPP and the British industrial gas manufacturer BOC Group. The industrial gas-pricing environment has improved recently, and the company is generating a high level of free cash flow.

Looking ahead, economic signals continue to paint a mixed picture of the worldwide economy. While consumer and housing activity remains robust, particularly in the U.S., we have yet to see signs of a sustained recovery in other segments of the global economy such as manufacturing. As a result, it is possible that any recovery in corporate profits could be modest and that equity markets will remain volatile. In light of this, we believe our efforts to balance the Fund between defensive franchises and stocks with more cyclical exposure have resulted in a well-balanced and diversified portfolio. Meanwhile, we continue to search for opportunities that combine reasonable valuations with sustainable growth prospects and improving returns.

Thank you for your continued investment.

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2002  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              90.2%                86.2%
  Foreign                                             89.2%                84.7%
Top 10 Equities/Preferred                             19.9%                24.9%
Number of Stocks                                        127                  120
Cash and Cash Equivalents                              9.8%                13.8%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Oil Companies - Integrated                             8.6%                 8.3%
Medical - Drugs                                        6.6%                 8.0%
Automotive - Cars and Light Trucks                     4.5%                 2.0%
Cellular Telecommunications                            3.9%                 7.0%
Diversified Operations                                 3.4%                 6.1%

Top 5 Countries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
United Kingdom                                        15.5%                13.6%
Japan                                                 10.6%                10.8%
France                                                 8.7%                 5.8%
Canada                                                 7.7%                 5.4%
Netherlands                                            7.1%                 8.8%

Top 10 Equity/Preferred Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Total Fina Elf                                         2.8%                 2.8%
Grupo Televisa S.A. (ADR)                              2.5%                 1.6%
Porsche A.G.                                           2.2%                 1.6%
Koninklijke Ahold N.V.                                 1.9%                 2.0%
EnCana Corp.                                           1.9%                   --
Reckitt Benckiser PLC                                  1.8%                 2.6%
China Mobile, Ltd.                                     1.8%                 1.7%
Interbrew S.A.                                         1.7%                 1.1%
STMicroelectronics N.V.                                1.7%                 1.4%
Petroleo Brasileiro S.A. (ADR)                         1.6%                 1.5%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Since 5/2/94*
(18.55)%         7.42%            11.70%

Janus Overseas
Fund
$24,224

Morgan Stanley
Capital
International
EAFE Index
$12,463

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($24,224) as compared to the Morgan Stanley Capital International EAFE Index ($12,463).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 86.4%
Advertising Services - 0.7%
   3,152,787    WPP Group PLC** .............................     $   33,448,394

Aerospace and Defense - 0.5%
   1,123,792    Embraer-Empresa Brasileira de Aeronautica
                  S.A. (ADR) ................................         25,880,930

Applications Software - 1.1%
     197,690    Infosys Technologies, Ltd. ..................     $   14,906,545
   6,954,456    Satyam Computer Services, Ltd. ..............         37,252,461

                                                                      52,159,006

Audio and Video Products - 1.5%
   1,305,400    Sony Corp.** ................................         70,149,973

See Notes to Schedules of Investments.

54  Janus Equity Funds  April 30, 2002

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JANUS OVERSEAS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Automotive - Cars and Light Trucks - 2.3%
     296,853    BMW A.G.** ..................................     $   11,849,613
   9,022,000    Nissan Motor Company, Ltd.** ................         69,421,593
   1,012,000    Toyota Motor Corp.** ........................         27,585,659

                                                                     108,856,865

Beverages - Wine and Spirits - 1.5%
   5,300,260    Diageo PLC** ................................         70,366,316

Brewery - 2.7%
   2,770,781    Interbrew S.A.** ............................         82,465,024
   5,897,000    Kirin Brewery Company, Ltd.** ...............         44,686,750

                                                                     127,151,774

Broadcast Services and Programming - 2.5%
   2,664,200    Grupo Televisa S.A. (ADR)*,** ...............        120,421,840

Building - Heavy Construction - 0.9%
     318,824    Technip-Coflexip S.A.** .....................         44,988,527

Cable Television - 1.1%
   3,251,114    Shaw Communications, Inc. - Class B** .......         51,779,885

Cellular Telecommunications - 3.9%
  25,337,000    China Mobile, Ltd.*,** ......................         83,004,068
      26,380    NTT DoCoMo, Inc.*,** ........................         67,182,684
         842    NTT DoCoMo, Inc.** ..........................          2,131,230
   1,128,030    Rogers Communications, Inc. - Class B*,** ...         13,704,406
  11,900,397    Vodafone Group PLC** ........................         19,206,775

                                                                     185,229,163

Chemicals - Diversified - 1.0%
     445,911    Akzo Nobel N.V.** ...........................         19,169,757
   1,786,977    BOC Group PLC** .............................         27,083,299

                                                                      46,253,056

Chemicals - Specialty - 0.9%
     725,920    Syngenta A.G.** .............................         44,806,834

Commercial Banks  - 1.2%
     170,298    Julius Baer Holding, Ltd.** .................         54,870,074

Computer Services - 1.3%
  20,391,879    Computershare, Ltd. .........................         28,577,346
   1,342,084    Tietoenator Oyj** ...........................         33,618,901

                                                                      62,196,247

Computers - 0.8%
  88,368,000    Legend Group, Inc.** ........................         35,691,012

Consulting Services - 1.3%
   2,084,885    Accenture, Ltd.* ............................         44,699,934
   4,302,336    Serco Group PLC** ...........................         16,709,013

                                                                      61,408,947

Cooperative Banks - 0.2%
     923,407    Banca Popolare di Verona Scrl** .............         11,474,042

Diversified Financial Services - 1.7%
     974,518    Deutsche Boerse A.G.**,+ ....................         43,088,853
   1,888,412    Euronext N.V.** .............................         39,153,662

                                                                      82,242,515

Diversified Minerals - 0.2%
     368,665    Companhia Vale do Rio Doce (ADR)* ...........         10,060,868

Diversified Operations - 3.4%
   8,081,144    BBA Group PLC** .............................     $   36,802,060
   3,290,605    Bombardier, Inc. - Class B** ................         28,300,779
     413,746    Siemens A.G.** ..............................         25,109,058
   2,159,444    Smiths Group PLC** ..........................         25,521,845
   2,494,755    Tyco International, Ltd. ....................         46,028,230

                                                                     161,761,972

Electronic Components - Miscellaneous - 1.1%
     571,765    Celestica, Inc. - New York Shares*,** .......         15,837,890
   1,325,400    Flextronics International, Ltd.* ............         18,356,790
     619,218    Koninlkijke (Royal) Philips Electronics N.V.**        19,121,268

                                                                      53,315,948

Electronic Components - Semiconductors - 2.7%
   3,239,567    ARM Holdings PLC*,** ........................         10,433,464
     137,600    Rohm Company, Ltd.** ........................         20,522,110
      56,280    Samsung Electronics Company, Ltd.** .........         16,613,701
   2,397,518    STMicroelectronics N.V.** ...................         74,531,521
     185,863    STMicroelectronics N.V. - New York Shares** .          5,722,722

                                                                     127,823,518

Electronic Security Devices - 1.2%
  22,455,251    Chubb PLC** .................................         57,267,105

Engineering - Research and Development - 0.3%
     271,190    Altran Technologies S.A.** ..................         14,172,964

Finance - Mortgage Loan Banker - 0.4%
   1,262,422    Housing Development Finance
                  Corporation, Ltd. .........................         16,779,402

Food - Diversified - 1.6%
     168,808    Groupe Danone** .............................         22,359,875
   1,536,579    Orkla A.S.A. ................................         27,968,344
     387,173    Unilever N.V.** .............................         24,944,231

                                                                      75,272,450

Food - Retail - 3.1%
     462,441    Carrefour S.A.** ............................         20,188,736
   3,615,962    Koninklijke Ahold N.V.** ....................         90,416,118
   8,026,362    Safeway PLC** ...............................         35,558,349

                                                                     146,163,203

Hotels and Motels - 1.8%
   1,442,425    Accor S.A.** ................................         58,305,768
   1,009,505    Fairmont Hotels & Resorts, Inc.** ...........         28,902,168

                                                                      87,207,936

Human Resources - 1.3%
   6,673,889    Capita Group PLC** ..........................         37,128,490
   1,788,755    Vedior N.V.** ...............................         24,773,293

                                                                      61,901,783

Instruments - Controls - 0.3%
     332,315    Mettler-Toledo International, Inc.* .........         12,777,512

Insurance Brokers - 0.3%
     549,675    Willis Group Holdings, Ltd.* ................         16,077,994

Internet Security - 0.2%
     565,952    Check Point Software Technologies, Ltd.* ....         10,272,029

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  55

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JANUS OVERSEAS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Investment Management and Advisory Services - 0.8%
     983,244    Amvescap PLC** ..............................     $   10,331,083
     477,666    MLP A.G.** ..................................         28,493,207

                                                                      38,824,290

Machinery - Electrical - 0.4%
     405,220    Schneider Electric S.A.** ...................         19,552,818

Medical - Drugs - 6.6%
     926,937    AstraZeneca Group PLC** .....................         43,469,588
   1,429,595    GlaxoSmithKline PLC** .......................         34,583,614
     429,898    Sanofi-Synthelabo S.A.** ....................         27,522,540
     399,270    Schering A.G.** .............................         24,320,494
      20,355    Serono S.A. - Class B** .....................         15,579,312
   1,546,000    Takeda Chemical Industries, Ltd.** ..........         67,667,575
     840,855    Teva Pharmaceutical Industries, Ltd. (ADR) ..         47,096,289
   1,837,000    Yamanouchi Pharmaceutical Company, Ltd.** ...         50,646,242

                                                                     310,885,654

Medical Products - 0.8%
   6,736,756    Smith & Nephew PLC** ........................         38,337,264

Metal - Aluminum - 0.4%
     426,623    Pechiney S.A.** .............................         20,643,226

Metal Processors and Fabricators - 1.2%
   4,125,356    Assa Abloy A.B. - Class B ...................         53,397,573
     135,900    SKF A.B. - Class B ..........................          3,339,560

                                                                      56,737,133

Money Center Banks - 2.5%
   6,121,398    Banco Bilbao Vizcaya Argentaria S.A.** ......         71,374,636
     185,452    Credit Suisse Group** .......................          6,610,572
   3,429,594    Standard Chartered PLC** ....................         42,232,684

                                                                     120,217,892

 Multi-Line Insurance - 1.2%
   1,268,813    Aegon N.V.** ................................         29,153,910
   1,248,018    Axa** .......................................         26,483,219

                                                                      55,637,129

Multimedia - 0.6%
   1,128,382    Corus Entertainment, Inc. - Class B*,** .....         27,137,009

Oil - Field Services - 0.9%
   3,600,780    Saipem S.p.A.** .............................         23,519,804
     378,830    Schlumberger, Ltd. ..........................         20,740,943

                                                                      44,260,747

Oil Companies - Integrated - 7.0%
   1,420,544    BP PLC** ....................................         12,120,788
   2,709,646    EnCana Corp.** ..............................         85,103,682
     149,982    EnCana Corp. - New York Shares** ............          4,716,934
     951,860    Eni S.p.A.** ................................         14,614,239
   3,231,570    Husky Energy, Inc.** ........................         32,939,911
      67,195    Petroleo Brasileiro S.A. (ADR) ..............          1,652,997
   1,256,433    Suncor Energy, Inc.** .......................         43,623,922
     891,213    Total Fina Elf** ............................        135,072,369

                                                                     329,844,842

Oil Refining and Marketing - 0.1%
     918,000    TonenGeneral Sekiyu K.K.** ..................          6,927,895

Optical Supplies - 0.6%
     358,800    Hoya Corp.** ................................     $   26,714,382

Petrochemicals - 1.6%
  13,441,617    Reliance Industries, Ltd.* ..................         76,548,264

Public Thoroughfares - 0.2%
     337,309    Autoroutes du Sud de la France S.A.*,**,+ ...          8,358,332

Publishing - Books - 1.0%
   2,283,180    Reed Elsevier N.V.** ........................         31,682,532
   1,537,495    Reed Elsevier PLC** .........................         15,056,785

                                                                      46,739,317

Publishing - Newspapers - 0.9%
   3,685,675    Pearson PLC** ...............................         44,365,599

Publishing - Periodicals - 0.8%
   1,831,744    Wolters Kluwer N.V.** .......................         37,136,956

Reinsurance - 1.9%
     140,461    Muenchener Rueckversicherungs
                  - Gesellschaft A.G.** .....................         34,805,467
     524,247    Swiss Re** ..................................         52,906,521

                                                                      87,711,988

Retail - Building Products - 0.2%
   1,799,144    Kingfisher PLC** ............................         10,054,965

Retail - Consumer Electronics - 0.3%
   3,643,380    Dixons Group PLC** ..........................         12,065,842

Retail - Jewelry - 0.2%
   1,214,899    Bulgari S.p.A.** ............................          9,447,350

Retail - Major Department Stores - 0.3%
     112,191    Pinault-Printemps-Redoute S.A.** ............         12,737,599

Security Services - 1.2%
   2,959,108    Securitas A.B. - Class B ....................         55,005,059

Semiconductor Components/Integrated Circuits - 0.4%
   8,525,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................         21,486,863

Semiconductor Equipment - 0.4%
     566,964    ASM Lithography Holding N.V.*,** ............         12,874,045
     266,741    ASM Lithography Holding N.V.
                  - New York Shares*,** .....................          5,956,327

                                                                      18,830,372

Soap and Cleaning Preparations - 1.8%
   4,823,146    Reckitt Benckiser PLC** .....................         85,399,622

Telecommunication Equipment - 0.8%
   6,724,921    Datacraft Asia, Ltd. ........................         13,718,839
   1,333,900    Nokia Oyj** .................................         21,586,817
     199,121    Nokia Oyj (ADR)** ...........................          3,237,707

                                                                      38,543,363

Telecommunication Services - 0.4%
     885,675    Amdocs, Ltd.*,** ............................         19,245,718

Telephone - Integrated - 2.3%
   4,309,753    Telefonica S.A.*,** .........................         46,134,714
   1,634,445    Telefonos de Mexico S.A. (ADR)** ............         61,847,399

                                                                     107,982,113

See Notes to Schedules of Investments.

56  Janus Equity Funds  April 30, 2002

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Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Television - 1.5%
  14,358,000    Television Broadcasts, Ltd.** ...............     $   70,877,430

Tobacco - 1.4%
       8,109    Japan Tobacco, Inc.** .......................         49,197,107
   2,157,999    Korea Tobacco & Ginseng Corp.**,+ ...........         15,300,213

                                                                      64,497,320

Transportation - Railroad - 0.7%
     249,935    Canadian National Railway Co.** .............         11,846,468
     430,690    Canadian National Railway Co.
                  - New York Shares** .......................         20,608,517

                                                                      32,454,985
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Total Common Stock (cost $3,858,746,066) ....................      4,095,439,422
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Preferred Stock - 3.8%
Automotive - Cars and Light Trucks - 2.2%
     232,931    Porsche A.G.** ..............................        103,264,586

Diversified Minerals - 0%
       3,210    Companhia Vale do Rio Doce (ADR) ............             86,189

Oil Companies - Integrated - 1.6%
   3,370,395    Petroleo Brasileiro S.A. (ADR) ..............         78,867,243
--------------------------------------------------------------------------------
Total Preferred Stock (cost $129,959,102) ...................        182,218,018
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Time Deposits - 5.8%
                Societe Generale, New York
$ 76,700,000      1.8125%, 5/1/02 ...........................         76,700,000
                SouthTrust Bank ETD
 200,000,000      1.8125%, 5/1/02 ...........................        200,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $276,700,000) .....................        276,700,000
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Total Investments (total cost $4,265,405,168) - 96.0% .......      4,554,357,440
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 4.0%        188,287,717
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $4,742,645,157
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Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Australia                                            0.6%         $   28,577,346
Belgium                                              1.8%             82,465,024
Bermuda                                              2.0%             90,728,164
Brazil                                               2.5%            116,548,226
Canada                                               8.0%            364,501,572
Finland                                              1.3%             58,443,425
France                                               9.0%            410,385,974
Germany                                              5.9%            270,931,278
Hong Kong                                            4.2%            189,572,511
India                                                3.2%            145,486,673
Israel                                               1.3%             57,368,317
Italy                                                1.3%             59,055,434
Japan                                               11.0%            502,833,200
Mexico                                               4.0%            182,269,239
Netherlands                                          7.3%            334,382,100
Norway                                               0.6%             27,968,344
Singapore                                            0.7%             32,075,629
South Korea                                          0.7%             31,913,914
Spain                                                2.6%            117,509,350
Sweden                                               2.5%            111,742,192
Switzerland                                          5.6%            255,027,557
Taiwan                                               0.5%             21,486,863
United Kingdom                                      16.2%            736,788,660
United States++                                      7.2%            326,296,448
--------------------------------------------------------------------------------
Total                                              100.0%         $4,554,357,440

++Includes Short-Term Securities (1.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/10/02            94,400,000      $  137,477,647    $ (2,355,281)
British Pound 5/24/02            49,800,000          72,457,656      (1,105,056)
British Pound 10/25/02           33,075,000          47,686,559        (319,852)
Canadian Dollar 5/10/02          14,300,000           9,109,035        (165,945)
Canadian Dollar 6/21/02          75,400,000          47,999,226        (405,414)
Euro 5/10/02                    323,400,000         291,261,723      (4,681,384)
Euro 5/24/02                     57,000,000          51,299,880        (591,117)
Euro 6/21/02                    200,200,000         179,960,050      (3,397,607)
Euro 10/25/02                    42,900,000          38,377,237        (240,952)
Hong Kong Dollar
  7/11/02                     1,225,000,000         157,054,101         (43,078)
Japanese Yen 5/10/02          2,250,000,000          17,534,217        (379,274)
Japanese Yen 5/24/02         10,395,000,000          81,078,419      (1,812,072)
Japanese Yen 6/21/02          3,100,000,000          24,214,903        (139,991)
Japanese Yen 10/25/02        26,250,000,000         206,661,634      (2,460,934)
Mexican Peso 7/16/02            182,400,000          19,270,388          219,915
South Korean Won
  7/16/02                    13,400,000,000          10,297,395        (286,386)
Swiss Franc 5/10/02              11,000,000           6,791,325         (70,920)
Swiss Franc 5/24/02              81,400,000          50,273,043        (725,799)
Swiss Franc 6/21/02              15,700,000           9,700,240        (293,410)
Swiss Franc 10/25/02             19,300,000          11,946,396        (184,943)
--------------------------------------------------------------------------------
Total                                            $1,470,451,074    $(19,439,500)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  57

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JANUS SPECIAL SITUATIONS FUND                    David Decker, portfolio manager

For the six-month period ended April 30, 2002, Janus Special Situations Fund returned 10.78%, compared to the 2.31% return of its benchmark, the S&P 500 Index.(1)

Following the events of September 11, the market has been extremely volatile, marked by fears of accounting ethics and continued uncertainty about the pace of an economic recovery. As I discussed in October 2001, the damage to valuations in the aftermath of the September 11 tragedy resulted in valuation discrepancies that are perfect for special situation investing. The Fund is designed to invest in high-quality companies when we believe the market value of the company has fallen substantially below the intrinsic value, often as a result of short-term thinking.

[PHOTO]

A significant move we made in the period was the purchase of Tyco International. We sold the position last year when the valuation no longer looked attractive to us. While the initial sale was the right move, our repurchase proved premature. After purchasing Tyco at an average price of $26 per share, the stock traded lower to its current level of nearly $20. I believe, however, Tyco is dramatically undervalued. In my view, it may remain so until the firm successfully disposes of its finance company, CIT. Despite the controversy, I have chosen to stick with the position, believing that the company and its businesses are sound, and its valuation relative to the free cash flow it can generate is too low.

As I have said in the past, our approach is to look for opportunities where others have abandoned them. We chose to purchase Blockbuster, Inc. after the market value of the company came under pressure early this calendar year. Concerns about DVD revenue sharing and expected rental weakness as a result of the Olympics pressured the stock to under $20 per share. Considering its free cash flow and other factors, we felt that this was far too cheap for this solid business and chose to aggressively purchase the stock. Blockbuster has since rebounded significantly to nearly $30, which, from our perspective, represents a valuation that more accurately approximates fair value.

Another significant addition to the Fund - now the largest position - is Liberty Media. This conglomerate owns a number of publicly traded companies, as well as interests in such powerful cable channels as Discovery, Stars/Encore and QVC. We believe the company is selling at a significant discount to its intrinsic value and have been aggressively purchasing shares.

Meanwhile, we reduced or eliminated our position in two media companies that we purchased following the September 11 tragedy. Both Viacom and Clear Channel Communications suffered substantial declines in market value due to fears about the events' impact on advertising. In our opinion, the decline was far in excess of the intrinsic value of both companies, and we therefore chose to purchase both companies. Since that time, however, the market value has rebounded, prompting us to pursue better opportunities elsewhere, including Liberty Media.

Three companies that performed rather poorly in the period were El Paso, Earthlink and E*TRADE. El Paso has suffered from increased scrutiny of merchant trading as a result of Enron's problems. Despite weak performance, we believe El Paso's asset-based strategy is sound and have chosen to maintain our position. Earthlink has come under severe pressure due to an inability to increase its dial-up subscriber base coincident with failed efforts to drive up broadband customers. Because the transition to high-speed will take much longer than anticipated, we chose to trim the position. Although E*TRADE has suffered from a very difficult trading environment, we think the company has put together a valuable franchise. In fact, we believe the current market value can be explained by the value of E*TRADE Bank alone, which suggests no value for the brokerage business. We have therefore chosen to maintain the position, despite the market pressure.

The Fund had some very strong performers as well. After aggressively buying more shares of Station Casinos, after its stock came under severe pressure last fall, the market value has since appreciated over 100%. Fears about the company's debt level and reduced visitor traffic in Las Vegas proved to be exaggerated and we took advantage of what we viewed as indiscriminant selling. While the company's valuation is close to fair value, we are maintaining our position because we are convinced that the company has an irreplaceable asset in the Las Vegas locals' market.

Another stock that supported our performance was Moody's. Moody's has an excellent business model that generates very strong and stable cash flow. It, too, is no longer dramatically undervalued. However, Moody's maintains an oligopoly position in the fixed-income ratings business with Standard & Poor's, and we look for growth in global financial markets to continue driving free cash flow and value creation.

On the international side, SK Corp. was a strong performer. We own the position because we believe that the company is dramatically undervalued given its ownership position in SK Telecom that exceeds its market value. The company is expected to sell a portion of that position, which we think will unlock the value of the remaining position.

The market has provided some excellent buying opportunities in the past six months and we have been very aggressive in capitalizing on them. While volatile markets unfortunately guarantee periods of underperformance, they also provide the unique opportunity to exploit short-term thinking.

Thank you for your continued investment in Janus Special Situations Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

58  Janus Equity Funds  April 30, 2002

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Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              98.6%               100.4%
  Foreign                                             12.2%                 9.5%
Top 10 Equities                                       46.5%                49.1%
Number of Stocks                                         38                   37
Cash, Cash Equivalents and
  Fixed-Income Securities                              1.4%               (0.4)%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Broadcast Services and Programming                     6.4%                 4.4%
Pipelines                                              6.2%                 6.2%
Computer Services                                      6.1%                 4.9%
Diversified Operations                                 5.6%                 0.7%
Electronic Design Automation                           5.2%                 6.3%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          6.4%                   --
Ceridian Corp.                                         6.1%                 4.9%
Cadence Design Systems, Inc.                           5.2%                 6.3%
El Paso Corp.                                          5.0%                 6.2%
Apple Computer, Inc.                                   4.5%                 4.0%
Viacom, Inc. - Class B                                 4.1%                 6.7%
Toys "R" Us, Inc.                                      4.0%                 2.8%
Moody's Corp.                                          3.9%                 3.6%
Bally Total Fitness Holding Corp.                      3.7%                 3.3%
Capital One Financial Corp.                            3.6%                   --

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Since 12/31/96*
(15.02)%        11.87%             12.77%

Janus Special
Situations Fund
$18,976

S&P 500 Index
$15,661

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($18,976) as compared to the S&P 500 Index ($15,661).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 98.6%
Advertising Agencies - 1.3%
     413,000    Interpublic Group of Companies, Inc. ........     $   12,753,440

Advertising Sales - 1.1%
     260,320    Lamar Advertising Co.* ......................         11,175,538

Agricultural Operations - 1.6%
     502,425    Monsanto Co. ................................         15,474,690

Apparel Manufacturers - 0.7%
     214,350    Liz Claiborne, Inc. .........................     $    6,707,012

Automotive - Truck Parts and Equipment - 2.5%
     477,485    Lear Corp.* .................................         24,547,504

Broadcast Services and Programming - 6.4%
   5,944,270    Liberty Media Corp. - Class A* ..............         63,603,689

Building Products - Cement and Aggregate - 0.5%
     156,090    Cemex S.A. (ADR) ............................          4,948,053

Casino Hotels - 2.2%
   1,201,970    Station Casinos, Inc.* ......................         22,236,445

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  59

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--------------------------------------------------------------------------------

JANUS SPECIAL SITUATIONS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Services - 3.5%
   1,002,321    Arbitron, Inc.* .............................     $   34,449,773

Commercial Services - Finance - 3.9%
     899,075    Moody's Corp. ...............................         39,181,689

Computer Services - 6.1%
   2,740,620    Ceridian Corp.* .............................         61,061,014

Computers - 4.5%
   1,835,620    Apple Computer, Inc.* .......................         44,550,497

Diversified Operations - 5.6%
     633,000    Honeywell International, Inc. ...............         23,218,440
   1,762,735    Tyco International, Ltd. ....................         32,522,461

                                                                      55,740,901

Electronic Components - Semiconductors - 2.5%
   2,219,500    Advanced Micro Devices, Inc.* ...............         24,814,010

Electronic Design Automation - 5.2%
   2,510,610    Cadence Design Systems, Inc.* ...............         51,417,293

Enterprise Software and Services - 1.6%
     852,665    Computer Associates International, Inc. .....         15,859,569

Finance - Credit Card - 3.6%
     600,670    Capital One Financial Corp. .................         35,974,126

Identification Systems and Devices - 0%
         970    Brady Corp. - Class A .......................             35,405

Internet Brokers - 2.3%
   3,054,556    E*TRADE Group, Inc.* ........................         23,031,352

Medical Information Systems - 2.6%
   1,254,635    IMS Health, Inc. ............................         25,858,027

Multimedia - 4.1%
     855,240    Viacom, Inc. - Class B* .....................         40,281,804

Oil Companies - Exploration and Production - 1.5%
   1,953,075    Magnum Hunter Resources, Inc.*,# ............         14,433,224

Oil Refining and Marketing - 3.5%
   2,322,930    SK Corp.** ..................................         34,645,144

Petrochemicals - 3.0%
   5,208,741    Reliance Industries, Ltd. ...................         29,663,104

Pipelines - 6.2%
   1,249,590    El Paso Corp. ...............................         49,983,600
     328,058    Kinder Morgan Management LLC* ...............         11,596,850

                                                                      61,580,450

Publishing - Periodicals - 1.2%
     916,900    Playboy Enterprises, Inc. - Class B* ........         12,038,897

Radio - 2.1%
     592,735    Westwood One, Inc.* .........................         21,338,460

Recreational Centers - 3.7%
   1,691,905    Bally Total Fitness Holding Corp.*,# ........         36,968,124

Retail - Drug Store - 1.7%
     500,000    CVS Corp. ...................................         16,740,000

Retail - Toy Store - 4.0%
   2,298,945    Toys "R" Us, Inc.* ..........................         39,702,780

Retail - Video Rental - 3.2%
   1,114,570    Blockbuster, Inc. - Class A .................     $   31,876,702

Television - 2.0%
   1,009,350    SBS Broadcasting S.A.* ......................         19,793,354

Tobacco - 0.9%
     439,155    Vector Group, Ltd. ..........................          9,288,128

Toys - 3.1%
   1,510,000    Mattel, Inc. ................................         31,166,400

Web Portals/Internet Service Providers - 0.7%
     950,280    EarthLink, Inc.* ............................          6,918,038
--------------------------------------------------------------------------------
Total Common Stock (cost $945,827,390) ......................        979,854,636
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Retail - Discount - 0%
$  6,700,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(pi)
                  (cost $3,139,242) .........................             67,000
--------------------------------------------------------------------------------
Warrants - 0%
Oil Companies - Exploration and Production - 0%
     390,615    Magnum Hunter Resources, Inc.
                  - expires 3/21/05* (cost $0) ..............            363,272
--------------------------------------------------------------------------------
Time Deposit - 0.6%
                Societe Generale, New York
$  6,300,000      1.8125%, 5/1/02 (cost $6,300,000) .........          6,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $955,266,632) - 99.2% .........        986,584,908
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%          7,736,908
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  994,321,816
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

60  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              3.3%         $   32,522,461
India                                                3.0%             29,663,104
Luxembourg                                           2.0%             19,793,354
Mexico                                               0.5%              4,948,053
South Korea                                          3.5%             34,645,144
United States++                                     87.7%            865,012,792
--------------------------------------------------------------------------------
Total                                              100.0%         $  986,584,908

++Includes Short-Term Securities (87.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  7/16/02                     41,600,000,000     $   31,968,032    $   (685,647)
--------------------------------------------------------------------------------
Total                                            $   31,968,032    $   (685,647)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS STRATEGIC VALUE FUND                       David Decker, portfolio manager

For the six-month period ended April 30, 2002, Janus Strategic Value Fund returned 11.82%, compared to a 2.31% return for its benchmark, the S&P 500 Index.(1)

Following the events of September 11, the market has been extremely volatile and marked by fears of accounting ethics and continued uncertainty about the pace of an economic recovery. In large part because of this volatility, we have been able to identify many new investments when we felt that short-term disruptions resulted in significant discrepancies between intrinsic value and market value.

[PHOTO]

An example is Berkshire Hathaway, a company we purchased after its market value suffered from fears of high insurance costs following September 11. Improving insurance pricing and Berkshire's growing stable of cash-generative noninsurance operating subsidiaries are changing the market's now outdated perception that Berkshire is simply an investment holding company of public equities. On the contrary, Berkshire is a strong insurance underwriter, and perhaps more important, an excellent allocator of capital. When we invest in a company, we are essentially buying into management's ability to create and then deploy excess capital at a high rate of return. Berkshire the operating company is creating huge cash flows, and its CEO, Warren Buffett, is developing additional value by deploying that cash into high-return opportunities.

Another significant addition to the Fund - now one of the largest positions - is Liberty Media. This conglomerate owns a number of publicly traded companies, as well as interests in such powerful cable channels as Discovery, Stars/Encore and QVC. We believe the company is selling at a significant discount to its intrinsic value and have been aggressively purchasing shares.

We also made a large investment in Tyco. Following a severe decline in its market value in February, we began building a position. Unfortunately, our purchase proved premature. While I believed our average purchase price of $26 per share was attractive, the stock has nonetheless traded lower to a current level of $20. I believe, however, the market value of Tyco is dramatically undervalued and may remain so until the firm successfully disposes of its finance company, CIT. Despite the controversy, I have chosen to stick with the position, believing that the businesses owned by Tyco are sound and that its valuation is low relative to its free cash-generation ability.

Meanwhile, we reduced or eliminated positions in two media companies that we purchased following the September 11 tragedy. As I discussed in my letter to you in October, both Viacom and Clear Channel Communications suffered substantial declines in market value due to fears about the impact on advertising. We believed that the decline was far in excess of the intrinsic value of both businesses, and we therefore chose to purchase the equity of both companies. Since that time, the market value has rebounded, prompting us to pursue better opportunities elsewhere, such as Liberty Media.

We also reduced our position in Teekay Shipping. We felt that at $26 per share, the market value of Teekay was substantially below what its vessels alone were worth. Since that time, Teekay has appreciated 50%, and the value discrepancy is not nearly as severe. In light of this, I would like to comment on our philosophy of how long we like to hold a position. While we believe that patience is important in buying undervalued companies, we will trim a position should the value recognition occur in a short period of time, as was the case in Teekay, Clear Channel and Viacom. However, because our goal is to invest in companies when the market value is well below intrinsic value, we are comfortable waiting for this recognition to take place.

An example of this is long time holding Cadence Design, a leading provider of electronic design automation software. Despite a very difficult market for Cadence's semiconductor customers, we strongly believe the company is materially undervalued relative to its cash flows. Cadence's fundamentals have performed remarkably well during the past two years and we are willing to wait for the market to recognize the value of this leading franchise.

The Fund had some very strong performers during the period. After aggressively buying more shares of Station Casinos when its stock came under severe pressure last fall, the market value has since appreciated more than 100%. Fears about the company's debt level and reduced visitor traffic in Las Vegas proved to be exaggerated and we took advantage of what we viewed as indiscriminant selling. While the company's valuation is close to fair value, we are maintaining our position because we believe Station Casinos has an irreplaceable asset in the Las Vegas locals' market.

Another stock that supported our performance was Moody's. Moody's has an excellent business model that generates very strong and stable cash flow. It, too, is no longer dramatically undervalued. However, Moody's maintains an oligopoly position in the fixed-income ratings business with Standard & Poor's, and we look for the growth in global financial markets to continue driving free cash flow and value creation.

Despite a market that has been, and may well remain, volatile, our team continues to search for high-quality companies selling for less than what we believe they are intrinsically worth.

Thank you for your continued investment in Janus Strategic Value Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

62  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              99.2%                98.4%
  Foreign                                             17.3%                14.1%
    European                                           1.1%                 1.0%
Top 10 Equities                                       47.6%                44.1%
Number of Stocks                                         42                   47
Cash, Cash Equivalents and
  Fixed-Income Securities                              0.4%                 1.6%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Pipelines                                              9.7%                11.8%
Building Products - Cement
  and Aggregate                                        6.0%                 4.8%
Diversified Operations                                 5.3%                 0.8%
Finance - Mortgage Loan Banker                         5.0%                   --
Broadcast Services and Programming                     5.0%                 2.0%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Cemex S.A. (ADR)                                       6.0%                 4.8%
El Paso Corp.                                          5.8%                 7.8%
Fannie Mae                                             5.0%                   --
Liberty Media Corp. - Class A                          5.0%                   --
Ceridian Corp.                                         5.0%                 3.7%
Cadence Design Systems, Inc.                           4.7%                 4.4%
Apple Computer, Inc.                                   4.2%                 3.7%
Valassis Communications, Inc.                          4.0%                 2.6%
Lear Corp.                                             4.0%                 1.7%
Packaging Corporation of America                       3.9%                 3.8%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Since 2/29/00*
(9.12)%            (1.66)%

Janus Strategic
Value Fund
$9,644

S&P 500 Index
$8,098

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Strategic Value Fund ($9,644) as compared to the S&P 500 Index ($8,098).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 99.2%
Advertising Agencies - 1.3%
     841,430    Interpublic Group of Companies, Inc. ........     $   25,983,358

Aerospace and Defense - 0.6%
     107,240    Alliant Techsystems, Inc.* ..................         11,549,748

Agricultural Operations - 0.5%
     306,815    Monsanto Co. ................................          9,449,902

Apparel Manufacturers - 0.7%
     443,030    Liz Claiborne, Inc. .........................     $   13,862,409

Automotive - Cars and Light Trucks - 3.5%
     450,000    General Motors Corp. ........................         28,867,500
   5,391,000    Nissan Motor Company, Ltd.** ................         41,482,133

                                                                      70,349,633

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  63

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--------------------------------------------------------------------------------

JANUS STRATEGIC VALUE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Automotive - Truck Parts and Equipment - 4.4%
   1,561,065    Lear Corp.* .................................     $   80,254,352
     519,975    Visteon Corp. ...............................          8,028,414

                                                                      88,282,766

Broadcast Services and Programming - 5.0%
   9,391,025    Liberty Media Corp. - Class A* ..............        100,483,967

Building Products - Cement and Aggregate - 6.0%
   3,835,355    Cemex S.A. (ADR) ............................        121,580,753

Casino Hotels - 1.4%
   1,574,890    Station Casinos, Inc.* ......................         29,135,465

Commercial Services - 0.7%
     405,990    Arbitron, Inc.* .............................         13,953,876

Commercial Services - Finance - 2.9%
   1,321,225    Moody's Corp. ...............................         57,578,985

Computer Services - 5.0%
   4,475,835    Ceridian Corp.* .............................         99,721,604

Computers - 4.2%
   3,485,260    Apple Computer, Inc.* .......................         84,587,260

Containers - Paper and Plastic - 3.9%
   4,014,305    Packaging Corporation of America* ...........         79,282,524

Diversified Operations - 5.3%
   1,465,295    Honeywell International, Inc. ...............         53,747,021
   2,821,010    Tyco International, Ltd. ....................         52,047,635

                                                                     105,794,656

Electronic Components - Semiconductors - 2.0%
   3,561,805    Advanced Micro Devices, Inc.* ...............         39,820,980

Electronic Design Automation - 4.7%
   4,569,170    Cadence Design Systems, Inc.* ...............         93,576,602

Enterprise Software and Services - 0.5%
     497,715    Computer Associates International, Inc. .....          9,257,499

Finance - Investment Bankers/Brokers - 0.6%
     216,635    Lehman Brothers Holdings, Inc. ..............         12,781,465

Finance - Mortgage Loan Banker - 5.0%
   1,278,245    Fannie Mae ..................................        100,891,878

Hotels and Motels - 0.6%
     784,625    Hilton Hotels Corp. .........................         12,836,465

Multimedia - 2.1%
     911,045    Viacom, Inc. - Class B* .....................         42,910,219

Oil Companies - Exploration and Production - 1.7%
     587,610    Apache Corp. ................................         34,275,291

Oil Refining and Marketing - 2.9%
   3,961,180    SK Corp.** ..................................         59,078,685

Paper and Related Products - 2.3%
     799,760    Rayonier, Inc. ..............................         46,921,919

Petrochemicals - 1.8%
   6,378,859    Reliance Industries, Ltd.* ..................         36,326,774

Pipelines - 9.7%
   2,927,152    El Paso Corp. ...............................     $  117,086,080
     605,405    Kinder Morgan, Inc. .........................         29,307,656
   1,378,510    Kinder Morgan Management LLC* ...............         48,730,329

                                                                     195,124,065

Printing - Commercial - 4.0%
   2,155,065    Valassis Communications, Inc.* ..............         80,577,880

Publishing - Newspapers - 0.6%
     257,755    New York Times Co. - Class A ................         12,001,073

Recreational Centers - 0.6%
     570,000    Bally Total Fitness Holding Corp.* ..........         12,454,500

Reinsurance - 3.6%
      30,140    Berkshire Hathaway, Inc. - Class B* .........         73,330,620

Retail - Toy Store - 3.4%
   3,974,600    Toys "R" Us, Inc.* ..........................         68,641,342

Retail - Video Rental - 1.2%
     875,770    Blockbuster, Inc. - Class A .................         25,047,022

Television - 1.1%
   1,088,270    SBS Broadcasting S.A.* ......................         21,340,975

Tobacco - 1.4%
   1,372,326    Vector Group, Ltd. ..........................         29,024,695

Toys - 3.2%
   3,095,000    Mattel, Inc. ................................         63,880,800

Transportation - Marine - 0.8%
     465,370    Teekay Shipping Corp. .......................         17,162,846
--------------------------------------------------------------------------------
Total Common Stock (cost $1,853,862,561) ....................      1,998,860,501
--------------------------------------------------------------------------------
Corporate Bonds - 0.4%
Retail - Discount - 0%
$ 10,225,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(pi) .............            102,250

Tobacco - 0.4%
  10,000,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ ..............................          8,575,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $14,761,403) ....................          8,677,250
--------------------------------------------------------------------------------
Time Deposit - 0.8%
                Societe Generale, New York
  16,100,000      1.8125%, 5/1/02 (cost $16,100,000) ........         16,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,884,723,964) - 100.4% ......      2,023,637,751
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)      (8,989,169)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $2,014,648,582
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

64  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bahamas                                              0.8%         $   17,162,846
Bermuda                                              2.6%             52,047,635
India                                                1.8%             36,326,774
Japan                                                2.0%             41,482,133
Luxembourg                                           1.1%             21,340,975
Mexico                                               6.0%            121,580,753
South Korea                                          2.9%             59,078,685
United States++                                     82.8%          1,674,617,950
--------------------------------------------------------------------------------
Total                                              100.0%         $2,023,637,751

++Includes Short-Term Securities (82.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Japanese Yen 5/10/02          4,100,000,000      $   31,951,239    $ (1,245,609)
Japanese Yen 5/24/02            670,000,000           5,225,833         (68,060)
South Korean Won
  7/16/02                    74,600,000,000          57,327,288      (1,307,041)
--------------------------------------------------------------------------------
Total                                            $   94,504,360    $ (2,620,710)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND (closed to new investors)   Scott Schoelzel, portfolio manager

For the six months ended April 30, 2002, Janus Twenty Fund lost 6.96%, while its benchmark, the S&P 500 Index, gained 2.31%.(1)

The financial markets continue to be challenging. Although the popular averages eked out small positive returns, there was a clear downward bias in the largest-capitalization issues. I cannot remember a time when so much weighed on the markets. The evolving war on terrorism, the ongoing terrorist threat, increasing tensions in the Middle East, rising energy prices, the continuing telecom meltdown, a "just say no to new drugs" policy at the Food and Drug Administration, increasingly aggressive asbestos litigation, and ever-widening accounting scandals have all converged to make this the toughest stock-picking environment in nearly 70 years. As a result of all of these factors, we have made some very deliberate changes to the Janus Twenty Fund.

[PHOTO]

The primary culprit for the Fund's relative underperformance was our continued investment in AOL Time Warner. We have held a large position in this company for many years, but during the past six months we reduced our position by about one-third. Much has been written and speculated about the size of our AOL position and our sale of the stock. Our average selling price during the period was nearly $31.00 per share, roughly 50% higher than the closing price on April 30.

So why didn't we sell it all? Despite the precipitous drop in the company's stock price, we still believe in its longer-term prospects. Most of AOL Time Warner's various businesses actually performed quite well during the past six months. Publishing (Time, Sports Illustrated and People magazine), filmed entertainment ("Harry Potter" and "The Lord of the Rings") and cable TV (Time Warner Cable), together with HBO, CNN and TNT, all reported relatively good results. It was the slowing in the AOL online service segment of the business that dominated investors' outlook for the stock. To be sure, the online service has problems. The service has gotten stale, the advertising scheme is annoying and the rate of subscriber growth has stalled at about 34 million users worldwide.

These woes remind me of the 1996-1997 timeframe when the AOL service frequently failed or was painfully slow and a handful of state attorneys general were suing the company on behalf of angry users - all while AOL was trying to fend off challenges from a whole host of competitors. It turns out that 1996 would have been a very good time to buy AOL's stock.

As in 1996, Bob Pittman has once again taken over the reins of the AOL division and is assembling a team to revitalize and reinvigorate the AOL service. Time will tell if he will be as successful as he was in 1996, but I have been impressed with the personnel changes he has made thus far and will be watching AOL's progress. It's definitely "show me" time for AOL.

Aside from AOL, we continued to meaningfully diversify the portfolio. We reduced our investments in Nokia, General Electric, Pfizer and Eli Lilly while adding to our existing positions in Citigroup, Exxon Mobil, Wells Fargo and Viacom.

We initiated new positions in United Healthcare, Bank of America and eBay. United Healthcare and Bank of America are mature companies and have emerged as clear leaders in their respective industries. Both have the financial muscle to not only fund their own operations, but also to buy back increasingly meaningful amounts of their own shares in the open marketplace. We believe that eBay has the potential to evolve into one of the great consumer-branded franchises. Contrary to popular belief, eBay has virtually nothing to do with technology (really!). The company is very conservatively financed (no debt) and is increasingly profitable. Furthermore, its auction businesses are scaling far beyond their early niche in the collectibles markets. Today there are over 8 million live auctions occurring daily throughout eBay's 1,500 distinct product categories.

Finally, over the past six months we sold more stock than we bought. As a result, our cash position was quite high at the end of the reporting period: over 30%. I want to emphasize that this is simply a residual of our investment process and not in any way a macro call on the market. Simply put, when we find companies we think have improving business and financial models, along with unquestioned managerial integrity, that are trading at compelling valuations, we will invest. When we aren't convinced that all of those characteristics exist, we are content to wait patiently and continue our search.

I know the past couple of years have been very disappointing, and we definitely deserve some of the criticism directed our way. We are a very proud and competitive group here at Janus, and we are working hard to improve our performance. I feel very good about the companies we are invested in and believe that in the long run we will be rewarded for our patience and perseverance.

Thank you for your continued investment in Janus Twenty Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

66  Janus Equity Funds  April 30, 2002

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--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              66.4%                77.9%
  Foreign                                              3.7%                12.2%
Top 10 Equities                                       53.0%                63.5%
Number of Stocks                                         21                   19
Cash, Cash Equivalents and
  Fixed-Income Securities                             33.6%                22.1%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                            13.0%                17.5%
Applications Software                                  7.7%                 7.4%
Oil Companies - Integrated                             6.9%                 6.7%
Multi-Line Insurance                                   5.4%                 6.1%
Diversified Financial Services                         4.9%                 3.8%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Microsoft Corp.                                        7.7%                 7.4%
Exxon Mobil Corp.                                      6.9%                 5.4%
AOL Time Warner, Inc.                                  6.6%                13.3%
Viacom, Inc. - Class B                                 6.4%                 4.2%
American International Group, Inc.                     5.4%                 6.1%
Citigroup, Inc.                                        4.9%                 3.8%
Home Depot, Inc.                                       4.7%                 2.9%
Goldman Sachs Group, Inc.                              4.4%                 3.7%
Nokia Oyj (ADR)                                        3.7%                 8.5%
eBay, Inc.                                             2.3%                   --

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Ten Year       Since 4/30/85*
(28.47)%         7.67%          11.40%            13.94%

Janus Twenty Fund
$91,979

S&P 500 Index
$92,903

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($91,979) as compared to the S&P 500 Index ($92,903).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

The Fund's cash position may increase when its portfolio manager believes market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 66.4%
Applications Software - 7.7%
  18,342,365    Microsoft Corp.* ............................     $  958,571,995

Beverages - Non-Alcoholic - 1.7%
   3,750,000    Coca-Cola Co. ...............................        208,162,500

Diversified Financial Services - 4.9%
  13,930,720    Citigroup, Inc. .............................        603,200,176

Diversified Operations - 2.2%
     422,260    3M Co. ......................................     $   53,120,308
   7,074,815    General Electric Co. ........................        223,210,413

                                                                     276,330,721

E-Commerce/Services - 2.3%
   5,393,975    eBay, Inc.* .................................        286,420,072

Finance - Investment Bankers/Brokers - 4.4%
   6,969,040    Goldman Sachs Group, Inc. ...................        548,811,900

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Finance - Mortgage Loan Banker - 0.9%
   1,398,240    Fannie Mae ..................................     $  110,363,083

Medical - Biomedical and Genetic - 0.7%
     868,715    Amgen, Inc.* ................................         45,937,649
   1,083,100    Genentech, Inc.* ............................         38,450,050

                                                                      84,387,699

Medical - Drugs - 3.4%
   4,072,730    Eli Lilly and Co. ...........................        269,003,817
   4,215,860    Pfizer, Inc. ................................        153,246,511

                                                                     422,250,328

Medical - HMO - 1.9%
   2,640,855    UnitedHealth Group, Inc. ....................        231,893,478

Multi-Line Insurance - 5.4%
   9,781,952    American International Group, Inc. ..........        676,128,522

Multimedia - 13.0%
  42,961,049    AOL Time Warner, Inc.* ......................        817,119,152
  16,998,418    Viacom, Inc. - Class B* .....................        800,625,488

                                                                   1,617,744,640

Oil Companies - Integrated - 6.9%
  21,279,055    Exxon Mobil Corp. ...........................        854,779,639

Retail - Building Products - 4.7%
  12,469,775    Home Depot, Inc. ............................        578,223,467

Super-Regional Banks - 2.6%
   2,075,130    Bank of America Corp. .......................        150,405,422
   3,454,635    Wells Fargo & Co. ...........................        176,704,580

                                                                     327,110,002

Telecommunication Equipment - 3.7%
  27,837,780    Nokia Oyj (ADR) .............................        452,642,303
--------------------------------------------------------------------------------
Total Common Stock (cost $7,656,356,766) ....................      8,237,020,525
--------------------------------------------------------------------------------
Corporate Bonds - 2.5%
Cable Television - 1.4%
$191,000,000    Charter Communications Holdings LLC
                  8.625%, senior notes, due 4/1/09 ..........        170,467,500

Medical - Drugs - 0.4%
  50,000,000    Eli Lilly and Co., 6.00%
                  notes, due 3/15/12 ........................         50,562,500

Telephone - Integrated - 0.7%
 190,000,000    Level 3 Communications, Inc., 9.125%
                  senior notes, due 5/1/08 ..................         83,600,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $430,017,126) ...................        304,630,000
--------------------------------------------------------------------------------
U.S. Government Obligation - 0.2%
  20,000,000    Fannie Mae, 6.23%
                  due 7/18/02 (cost $20,181,062) ............         20,180,400
--------------------------------------------------------------------------------
Repurchase Agreements - 10.4%
$286,000,000    ABN AMRO Bank N.V., 1.93%
                  dated 4/30/02, maturing 5/1/02
                  to be repurchased at $286,015,333
                  collateralized by $513,613,035
                  in Collateralized Mortgage Obligations
                  4.76%-6.72618%, 6/26/29-12/25/40
                  Aaa; $86,082,102 in U.S. Governement
                  Agencies, 6.50%-7.00%, 1/20/28-2/15/32
                  with respective values of $234,346,975
                  and $57,373,026 (cost $286,000,000) .......     $  286,000,000
 500,000,000    Bank of America Securities LLC., 1.94%
                  dated 4/30/02, maturing 5/1/02
                  to be repurchased at $500,026,944
                  collateralized by $1,229,770,343
                  in U.S. Government Agencies
                  0%-27.4867%, 1/25/06-4/15/32
                  with a value of $510,000,000
                  (cost $500,000,000) .......................        500,000,000
 498,700,000    Morgan Stanley & Company, Inc., 1.925%
                  dated 4/30/02, maturing 5/1/02
                  to be repurchased at $498,726,667
                  collateralized by $866,676,303
                  in U.S. Government Agencies
                  2.20%-22.446%, 5/1/07-4/1/32
                  with a value of $511,082,975
                  (cost $498,700,000) .......................        498,700,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $1,284,700,000) ...........      1,284,700,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.1%
                Comerica, Inc.
 135,000,000      1.80%, 5/31/02 ............................        134,797,750
                Wells Fargo & Co.:
  50,000,000      1.72%, 5/8/02 .............................         49,983,278
 100,000,000      1.71%, 5/10/02 ............................         99,957,250
 100,000,000      1.64%, 5/14/02 ............................         99,940,778
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $384,679,056)       384,679,056
--------------------------------------------------------------------------------
Time Deposits - 10.3%
                Canadian Imperial Bank of Commerce
 250,000,000      1.8125%, 5/1/02 ...........................        250,000,000
                Fifth Third Bank
 400,000,000      1.8125%, 5/1/02 ...........................        400,000,000
                Societe Generale, New York
 515,900,000      1.78125%, 5/1/02 ..........................        515,900,000
                SouthTrust Bank ETD
 117,500,000      1.78125%, 5/1/02 ..........................        117,500,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,283,400,000) ...................      1,283,400,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

68  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
U.S. Government Agencies - 6.1%
                Fannie Mae:
$ 50,000,000      1.75%, 5/7/02 .............................     $   49,985,417
  75,000,000      1.82%, 6/18/02 ............................         74,818,000
  80,000,000      1.84%, 8/7/02 .............................         79,600,000
                Federal Home Loan Bank System:
  50,000,000      1.72%, 5/8/02 .............................         49,983,278
 110,000,000      1.61%, 5/10/02 ............................        109,955,725
  50,000,000      1.70%, 5/15/02 ............................         49,966,944
  25,000,000      1.70%, 5/29/02 ............................         24,966,944
 100,000,000      1.70%, 6/11/02 ............................         99,806,389
  90,000,000      1.71%, 7/9/02 .............................         89,662,500
  50,000,000      1.69%, 7/24/02 ............................         49,812,500
                Freddie Mac
  75,000,000      1.86%, 9/4/02 .............................         74,531,250
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $753,101,594) ..........        753,088,947
--------------------------------------------------------------------------------
Total Investments (total cost $11,812,435,604) - 99.0% ......     12,267,698,928
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%        129,860,283
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $12,397,559,211
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Finland                                              3.7%         $  452,642,303
United States++                                     96.3%         11,815,056,625
--------------------------------------------------------------------------------
Total                                              100.0%        $12,267,698,928

++Includes Short-Term Securities (66.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  69

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--------------------------------------------------------------------------------

JANUS VENTURE FUND (closed to new investors)       Will Bales, portfolio manager

As consumer confidence ebbed and flowed during the last few months of 2001, the Federal Reserve slashed short-term interest rates to levels not seen since the early 1960s to help stimulate the economy. As 2002 unfolded, however, it was an extreme ride in both directions for stocks of all sizes. Investor moods swung between full-fledged optimism for an economic recovery and dire concerns for a delayed rebound.

Against this backdrop, the Fund offered a solid return of 18.55% for the six months ended April 30, 2002, and slightly trailed its benchmark, the Russell 2000 Index, which returned 20.03%.(1)

[PHOTO]

Positive contributors to the Fund included Ball Corporation, which makes metal and plastic food and beverage packaging. The Fund's largest holding, Ball's excellent cash flow model was further enhanced from a series of market-wide price increases in its beverage can lines. I'm also impressed with management's demonstrated desire to pay down debt and repurchase its stock.

Flow Serve, a newer holding, also advanced. The company, which makes high-pressure pumps and valves for cyclical industries such as chemical, power and water, is enjoying efficient synergies from two acquisitions in as many years. Moreover, the company's strong revenue outlook should further benefit from the up-tick in its cyclical customer base as a result of an expected improvement in the economy.

Accredo Health, a dominant player in specialized pharmacy delivery services, offered a solid return as well. A longtime holding, Accredo's focus on exclusive distribution contracts makes it one of only three players in this high-margin niche market.

The upturn in the advertising market helped lift our holdings in Getty Images, the world's largest library of stock image photography, and Radio One, the top broadcasting firm targeting African Americans. Their leading market shares make Getty and Radio One direct beneficiaries of an improving advertising space, which has resulted in their strong performance. Although we still consider both stocks properly valued, we took some profits in Radio One by trimming the Fund's position about 25% during its recent climb.

Insurance continues to represent an important theme in the Fund, particularly in the long wake of September 11. Our selective holdings include PMA Capital Corp, HCC Insurance Holdings, Berkley and IPC Holdings, which are incorporating dramatic and sustainable price increases that directly translate into higher profits and, eventually, higher share price appreciation.

Meanwhile, negative contributors to the Fund included Stellent, which declined with the broader technology market. Although Stellent plans to buy back up to $20 million in shares - a key fundamental in our view - we plan to watch this holding closely going forward.

Broadband systems maker Microtune and software enabler Numerical Technology also lost ground, but we continue to trust our research findings on these two holdings and added to our positions. Much of Microtune's setback is pinned on increased research and development expenses, which should pay off in the long term. Similarly, we think Numerical's products and industry alliances offer it strong market presence among companies that will ride the next generation of sub-wavelength semiconductors.

In contrast, we liquidated our position in Riverstone, which manufactures high-speed networking equipment for telecommunications companies that provide metro-area online services. After several disappointing earnings periods and a longstanding poor revenue picture, we felt the company may not be positioned to ride out the brutal telecom downturn.

Elsewhere, we recently acquired holdings in pharmaceutical firm Salix, a market-driven specialty pharmaceutical company focused on physicians specializing in gastroenterology. We also added TTM Technologies, whose short-run and prototype product niche we think helps buffer it from the commodity-like pressures inherent in the circuit board space. Movie rental franchise Hollywood Entertainment and arts and crafts retailer AC Moore also were introduced to the Fund, as we favor their quality consumer and cash rich models that serve a growing demand for home-based activities.

Going forward, we believe the outlook for small-cap stocks is very positive. Moreover, we believe the Fund is positioned with a broad range of market-driven, cash-rich holdings that should respond favorably to the eventual upturn. In any environment, we seek out small-cap companies that are more established than most, and which demonstrate a long track record of strong cash flow, high margins, deep market share and visionary leadership.

Thank you for your investment in Janus Venture Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

70  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              99.8%                97.5%
  Foreign                                              8.3%                 3.8%
    European                                             --                 0.8%
Top 10 Equities                                       27.1%                26.8%
Number of Stocks                                         88                   90
Cash and Cash Equivalents                              0.2%                 2.5%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Hospitals                                    8.1%                 6.3%
Radio                                                  6.3%                 6.9%
Human Resources                                        5.0%                 3.3%
Property and Casualty Insurance                        4.1%                   --
Pharmacy Services                                      4.0%                 2.4%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Ball Corp.                                             3.2%                 3.2%
Province Healthcare, Inc.                              3.1%                 2.4%
Flowserve Corp.                                        2.9%                   --
LifePoint Hospitals, Inc.                              2.7%                 2.3%
Career Education Corp.                                 2.6%                 1.9%
Accredo Health, Inc.                                   2.6%                 2.4%
Dynacare, Inc.                                         2.6%                   --
Insight Enterprises, Inc.                              2.5%                 2.8%
Getty Images, Inc.                                     2.5%                 1.1%
IPC Holdings, Ltd.                                     2.4%                 0.3%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Ten Year       Since 4/30/85*
(2.16)%         12.58%          10.74%            14.28%

Janus Venture
Fund
$96,780

Russell 2000
Index
$59,845

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($96,780) as compared to the Russell 2000 Index ($59,845).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

This Fund has been significantly impacted by investing in initial public offerings (IPOs), and may not experience similar performance in the future. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $417.1 million as of April 30, 2002. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 99.5%
Advertising Sales - 1.9%
     505,750    Lamar Advertising Co.* ......................     $   21,711,847

Advertising Services - 2.4%
     797,030    Getty Images, Inc.* .........................         27,744,614

Airlines - 0.7%
     414,544    WestJet Airlines, Ltd.*,** ..................          8,120,909

Building - Mobile Home and Manufactured Housing - 0.6%
     132,460    Winnebago Industries, Inc. ..................     $    6,185,882

Chemicals - Specialty - 1.1%
     612,035    Symyx Technologies, Inc.* ...................         12,020,367

Circuit Boards - 1.4%
   1,983,015    TTM Technologies, Inc.* .....................         16,298,400

Commercial Services - Finance - 1.1%
     735,020    Euronet Worldwide, Inc.* ....................         12,046,978

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  71

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--------------------------------------------------------------------------------

JANUS VENTURE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Computer Services - 1.0%
     294,440    CIBER, Inc.* ................................     $    2,061,080
     634,505    Tier Technologies, Inc. - Class B* ..........          9,549,300

                                                                      11,610,380

Computers - Voice Recognition - 1.2%
     865,255    TALX Corp.# .................................         14,103,656

Consulting Services - 2.5%
     530,350    Corporate Executive Board Co.* ..............         20,153,300
     237,680    FTI Consulting, Inc.* .......................          8,513,698

                                                                      28,666,998

Containers - Metal and Glass - 3.2%
     756,680    Ball Corp. ..................................         35,980,134

Data Processing and Management - 1.4%
     529,145    InterCept, Inc.* ............................         16,075,425

Diagnostic Kits - 0.4%
     139,700    Biosite, Inc.* ..............................          4,365,625

E-Commerce/Products - 0.5%
     480,845    Global Sports, Inc.* ........................          6,226,943

Electronic Components - Semiconductors - 3.2%
     403,005    Cree, Inc.* .................................          4,751,429
   1,900,450    Microtune, Inc.* ............................         21,190,017
     839,170    OmniVision Technologies, Inc.* ..............          9,969,340

                                                                      35,910,786

Electronic Design Automation - 1.7%
     241,265    Magma Design Automation, Inc.* ..............          4,330,707
   1,129,930    Numerical Technologies, Inc.* ...............         14,734,287

                                                                      19,064,994

Enterprise Software and Services - 1.8%
     542,070    Legato Systems, Inc.* .......................          3,740,283
     706,511    Retek, Inc.* ................................         16,672,953

                                                                      20,413,236

Finance - Mortgage Loan Banker - 0.3%
      93,405    Federal Agricultural Mortgage Corp.
                  - Class C* ................................          3,522,303

Hotels and Motels - 1.5%
     472,915    Fairmont Hotels & Resorts, Inc.*,** .........         13,539,575
     148,825    Orient-Express Hotel, Ltd. - Class A* .......          2,951,200

                                                                      16,490,775

Human Resources - 5.0%
     202,880    Administaff, Inc.* ..........................          4,656,096
     383,025    AMN Healthcare Services, Inc.* ..............         11,801,000
     267,225    Cross Country, Inc.* ........................          8,086,228
     919,300    Exult, Inc.* ................................          8,025,489
     765,640    Labor Ready, Inc.* ..........................          6,890,760
     477,955    Medical Staffing Network Holdings, Inc.* ....         11,585,629
     633,975    MPS Group, Inc.* ............................          5,705,775

                                                                      56,750,977

Industrial Automation and Robotics - 0.5%
     168,005    Brooks Automation, Inc.* ....................          5,989,378

Instruments - Controls - 1.0%
     306,880    Mettler-Toledo International, Inc.* .........     $   11,799,536

Insurance Brokers - 1.6%
     552,700    Brown & Brown, Inc. .........................         18,349,640

Internet Applications Software - 0.5%
     984,360    Stellent, Inc.*,# ...........................          5,187,577

Internet Content - Information/News - 1.3%
     766,375    SkillSoft Corp.* ............................         14,721,297

Lasers - Systems and Components - 0.8%
     189,390    Cymer, Inc.* ................................          8,952,465

Machinery - Pumps - 2.9%
     961,055    Flowserve Corp.* ............................         33,156,398

Medical - Biomedical and Genetic - 1.8%
     549,625    Enzon, Inc.* ................................         20,468,035

Medical - Drugs - 2.0%
     450,850    Priority Healthcare Corp. - Class B* ........         13,408,279
     637,820    Salix Pharmaceuticals, Ltd.* ................          9,451,855

                                                                      22,860,134

Medical - Generic Drugs - 0.4%
     195,035    Taro Pharmaceutical Industries, Ltd.* .......          4,280,238

Medical - HMO - 1.6%
     292,215    Centene Corp.* ..............................          7,536,225
     279,305    Mid Atlantic Medical Services, Inc.* ........         10,175,081

                                                                      17,711,306

Medical - Hospitals - 8.1%
     737,330    LifePoint Hospitals, Inc.* ..................         30,967,860
     691,430    Medcath Corp.* ..............................         12,480,311
     907,845    Province Healthcare Co.* ....................         34,961,111
     459,825    United Surgical Partners International, Inc.*         13,288,942

                                                                      91,698,224

Medical - Outpatient and Home Medical Care - 1.9%
     809,425    Apria Healthcare Group, Inc.* ...............         21,036,956

Medical Information Systems - 1.5%
   1,058,435    Eclipsys Corp.* .............................         16,946,603

Medical Instruments - 0.8%
     737,375    MedSource Technologies, Inc.* ...............          9,578,501

Medical Labs and Testing Services - 2.6%
   1,728,110    Dynacare, Inc.*,# ...........................         29,187,778

Medical Products - 1.9%
     250,000    Cerus Corp.*,ss. ............................         12,802,500
      35,370    Cooper Companies, Inc. ......................          1,874,610
     378,465    Wright Medical Group, Inc.* .................          7,175,696

                                                                      21,852,806

Multi-Line Insurance - 1.8%
     772,715    HCC Insurance Holdings, Inc. ................         20,090,590

Oil Field Machinery and Equipment - 0.6%
     254,545    Universal Compression Holdings, Inc.* .......          6,249,080

Optical Recognition Equipment - 0.7%
     556,885    Optimal Robotics Corp.* .....................          8,308,724

Pharmacy Services - 4.0%
     450,950    Accredo Health, Inc.* .......................         29,189,994
     920,880    MIM Corp.* ..................................         16,391,664

                                                                      45,581,658

See Notes to Schedules of Investments.

72  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Physical Therapy and Rehabilitation Center - 1.1%
     461,290    RehabCare Group, Inc.* ......................     $   12,293,378

Property and Casualty Insurance - 4.1%
     460,925    Arch Capital Group, Ltd.* ...................         13,449,792
     922,410    PMA Capital Corp. ...........................         22,110,168
     176,645    W. R. Berkley Corp. .........................         10,687,023

                                                                      46,246,983

Radio - 6.3%
     397,995    Cox Radio, Inc. - Class A* ..................         11,398,577
     326,770    Cumulus Media, Inc. - Class A* ..............          6,120,402
     244,690    Entercom Communications Corp.* ..............         12,785,053
     781,800    Radio One, Inc.* ............................         17,512,320
   1,095,970    Radio One, Inc. - Class D* ..................         23,453,758

                                                                      71,270,110

Reinsurance - 2.4%
     811,830    IPC Holdings, Ltd. ..........................         27,683,403

Resorts and Theme Parks - 1.2%
     725,585    Six Flags, Inc.* ............................         13,278,206

Retail - Apparel and Shoe - 0.3%
     106,880    Talbots, Inc. ...............................          3,676,672

Retail - Arts and Crafts - 1.2%
     285,915    A.C. Moore Arts & Crafts, Inc.* .............         13,169,245

Retail - Bedding - 1.0%
     311,145    Linens 'N Things, Inc.* .....................         10,796,732

Retail - Computer Equipment - 2.5%
   1,092,545    Insight Enterprises, Inc.* ..................         28,515,425

Retail - Office Supplies - 1.7%
     684,995    School Specialty, Inc.*,# ...................         19,433,308

Retail - Video Rental - 1.1%
     598,525    Hollywood Entertainment Corp.* ..............         12,353,556

Schools - 2.6%
     653,030    Career Education Corp.* .....................         29,353,699

Security Services - 0.3%
     160,010    Kroll, Inc.* ................................          2,966,585

Semiconductor Equipment - 0.5%
     111,935    Varian Semiconductor Equipment
                  Associates, Inc.* .........................          5,229,603

Telecommunication Equipment - 0.4%
     320,935    CommScope, Inc.* ............................          5,096,448

Transportation - Services - 0.6%
     367,850    UTI Worldwide, Inc. .........................          7,357,000

Transportation - Truck - 0.1%
      72,474    Heartland Express, Inc.* ....................          1,419,766

Wireless Equipment - 0.9%
     610,700    Crown Castle International Corp.* ...........          4,458,110
     493,060    Powerwave Technologies, Inc.* ...............          5,887,136

                                                                      10,345,246
--------------------------------------------------------------------------------
Total Common Stock (cost $939,194,559) ......................      1,127,803,518
--------------------------------------------------------------------------------
Preferred Stock - 0.3%
Internet Infrastructure Software - 0.3%
         416,667  Plumtree Software, Inc. - Series E ss.
                  (cost $4,000,003) .........................     $    4,000,003
--------------------------------------------------------------------------------
Time Deposit - 0.9%
$ 10,100,000    State Street Bank and Trust Co.
                  1.875%, 5/1/02 (cost $10,100,000) .........         10,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $953,294,562) - 100.7% ........      1,141,903,521
--------------------------------------------------------------------------------
Liabilities, net of Cash Receivables and
  Other Assets - (0.7%) .....................................        (8,498,539)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,133,404,982
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.7%         $   30,634,603
Canada                                               5.2%             59,156,986
Israel                                               0.4%              4,280,238
United States++                                     91.7%          1,047,831,694
--------------------------------------------------------------------------------
Total                                              100.0%         $1,141,903,521

++Includes Short-Term Securities (90.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 6/21/02           8,700,000      $    5,538,372    $    (70,130)
--------------------------------------------------------------------------------
Total                                            $    5,538,372    $    (70,130)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND                        Helen Young Hayes, portfolio manager
(closed to new investors)                      Laurence Chang, portfolio manager

Janus Worldwide Fund gained 2.17% for the six months ended April 30, 2002, slightly underperforming a 3.29% gain by its benchmark, the Morgan Stanley Capital International World Index.(1)

Performance by the world's equity markets was mixed throughout the period as investors tried to assess the strength of the nascent economic recovery and to distinguish between short-term rebuilding efforts following September 11 and true improvements in industrial spending. Also weighing on investor sentiment was the Enron scandal, in which both corporate management and outside auditors were implicated; Enron contributed to a growing distrust of financial statements and rising risk premia. Escalating tensions in the Middle East and a continuing threat of terrorism added to the volatility.

[PHOTO]

[PHOTO]

Although corporate earnings remained depressed, the brighter economic outlook suggested that profitability could improve in the second half of the year. Against this backdrop, both the U.S. Federal Reserve and the European Central Bank left interest rates unchanged. In Japan, signs that the economy may be stabilizing helped the Nikkei 225 Index gain despite continued concerns over that country's entrenched structural inefficiencies. Meanwhile, an improved U.S. economic climate and firming commodity prices buoyed the outlook for the emerging markets, helping to dispel the cloud cast by Argentina's recent credit default and currency devaluation.

Hindering our results was a sharp decline in shares of Tyco International. In the wake of the Enron accounting scandal, corporate accounting methods came under scrutiny and Tyco faced questions about its aggressive acquisition strategy and increasing debt position. Tyco responded to these and other concerns in late January by announcing an aggressive restructuring program that would have broken the company into four separate units, a move that our "sum-of-the-parts" analysis showed would unlock significant shareholder value. In late April, Tyco executives announced substantial changes to this plan, damaging management credibility and sending the stock lower. Despite achieving short-term cash-flow targets, the business disruptions from the now-canceled breakup plan damaged current business trends and reduced Tyco's earnings outlook. Consequently, we significantly cut our exposure to Tyco during the period.

Also working against us were declines in a number of our pharmaceutical holdings, including Pfizer in the U.S., Japan's Takeda Chemical and Israel's Teva Pharmaceuticals.

Although looming patent expirations and regulatory foot-dragging pressured virtually the entire pharmaceutical sector during the period, we remain upbeat on the long-term potential of the drug companies we own. We believe these are powerful franchises with established research and marketing platforms that will help them capitalize on growing demand as the global population ages and new markets are accessed. In many cases, valuations are more attractive today than they have been in several years.

On a positive note, several of our consumer staples stocks supported the Fund's performance. One standout was U.K.-based Diageo PLC, the world's leading distiller and distributor of premium beverages. Diageo boasts a stable of powerhouse brands that include Smirnoff vodka and Guinness beer. Its management continues to spin off underperforming businesses while intensifying its focus on its core spirits business. Other strong performers were Reckitt Benckiser and Unilever, both of which posted solid revenue gains and strong margin improvement.

Helping to support our results were solid gains by leading Japanese export firms benefiting from a weak yen, such as electronics and media giant Sony. Other examples included recent portfolio additions Nissan and Toyota Motor, both of which enjoyed stronger-than-expected automotive sales, most notably in the highly profitable U.S market.

The Fund also benefited from our earlier decision to use last year's retreat in media stocks to add exposure to some strong U.S.-based companies. These included media powerhouse Viacom, which we believe will capitalize on the anticipated rebound in advertising spending, and Interpublic Group of Companies, Inc., one of the world's leading advertising agency groups. Interpublic Group's new management has worked diligently to lower costs, improve efficiency and attract new clients. These efforts helped the company weather the recent advertising slump and position it for strong bottom-line profitability once the ad market rebounds.

To fund these and other additions, we trimmed or eliminated our exposure to several telecommunications holdings, including Japan's NTT DoCoMo and U.K.-based Vodafone PLC. This decision reflects our view that the growth opportunities in wireless communications will plateau as the market matures and competition intensifies.

As we look into the future, we continue to see mixed signals in the global economic environment. Although consumer spending and housing remain robust, particularly in the U.S., there have been few signs of any sustained uptick in the manufacturing sector anywhere in the world. As a result, the anticipated earnings recovery could be muted and the environment for equities could remain volatile. In light of this, we have built a well-balanced and diversified portfolio, combining defensive franchises with more cyclical names. We continue to search for opportunities that combine reasonable valuations with sustainable growth prospects and improving returns.

Thank you for your continued investment.

(1) Both returns include reinvested dividends and distributions. Net dividends reivested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

74  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              89.5%                88.1%
  Foreign                                             51.3%                51.6%
    European                                          33.6%                30.3%
Top 10 Equities/Preferred                             19.7%                23.5%
Number of Stocks                                        144                  130
Cash and Cash Equivalents                             10.5%                11.9%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                       10.3%                12.2%
Oil Companies - Integrated                             6.9%                 7.7%
Multimedia                                             4.0%                 4.1%
Broadcast Services and Programming                     4.0%                 2.7%
Diversified Operations                                 3.4%                 7.3%

Top 5 Countries
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
United States                                         38.1%                36.4%
United Kingdom                                        10.0%                 7.8%
Japan                                                  7.0%                 6.8%
Netherlands                                            5.7%                 6.9%
Switzerland                                            5.0%                 4.6%

Top 10 Equity/Preferred Holdings
                                             April 30, 2002     October 31, 2001
--------------------------------------------------------------------------------
Citigroup, Inc.                                        2.9%                 2.9%
Pfizer, Inc.                                           2.2%                 2.4%
Clear Channel Communications, Inc.                     2.2%                 1.7%
STMicroelectronics N.V.                                2.1%                 1.7%
Koninklijke Ahold N.V.                                 2.0%                 1.7%
Total Fina Elf                                         1.8%                 2.0%
Unilever N.V.                                          1.7%                 1.7%
Petroleo Brasileiro S.A. (ADR)                         1.7%                 1.4%
Grupo Televisa S.A. (ADR)                              1.6%                 1.1%
GlaxoSmithKline PLC                                    1.5%                 0.2%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Ten Year       Since 5/15/91*
(20.40)%         6.97%          12.61%           13.85%

Janus Worldwide
Fund
$41,452

Morgan Stanley
Capital
International
World Index
$22,535

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($41,452) as compared to the Morgan Stanley Capital International World Index ($22,535).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 86.9%
Advertising Agencies - 0.6%
   3,786,695    Interpublic Group of Companies, Inc. ........     $  116,933,142

Advertising Services - 0.5%
   9,224,285    WPP Group PLC** .............................         97,861,835

Aerospace and Defense - 1.3%
   1,343,515    General Dynamics Corp. ......................     $  130,441,871
   2,566,835    Raytheon Co. ................................        108,577,121

                                                                     239,018,992

Applications Software - 1.2%
   4,496,240    Microsoft Corp.* ............................        234,973,502

Audio and Video Products - 1.5%
   5,367,200    Sony Corp.** ................................        288,424,187

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Automotive - Cars and Light Trucks - 2.6%
   3,929,700    BMW A.G.** ..................................     $  156,863,585
  19,652,000    Nissan Motor Company, Ltd.** ................        151,216,265
   6,945,000    Toyota Motor Corp.** ........................        189,310,674

                                                                     497,390,524

Beverages - Non-Alcoholic - 0.3%
   1,157,020    Coca-Cola Co. ...............................         64,226,180

Beverages - Wine and Spirits - 1.4%
  20,716,267    Diageo PLC** ................................        275,029,412

Broadcast Services and Programming - 4.0%
   8,818,587    Clear Channel Communications, Inc.* .........        414,032,660
   6,860,790    Grupo Televisa S.A. (ADR)*,**,# .............        310,107,708
   3,571,730    Liberty Media Corp. - Class A* ..............         38,217,511

                                                                     762,357,879

Cable Television - 0.9%
   2,516,773    Comcast Corp. - Special Class A* ............         67,323,678
   3,539,755    USA Networks, Inc.* .........................        105,874,072

                                                                     173,197,750

Cellular Telecommunications - 2.1%
  79,350,050    China Mobile, Ltd.*,** ......................        259,950,940
      56,116    NTT DoCoMo, Inc.*,** ........................        142,912,187
       1,188    NTT DoCoMo, Inc.** ..........................          3,007,008

                                                                     405,870,135

Chemicals - Diversified - 1.4%
   1,453,536    Akzo Nobel N.V.** ...........................         62,487,654
   2,110,299    Bayer A.G.** ................................         69,500,893
   8,469,659    BOC Group PLC** .............................        128,365,562

                                                                     260,354,109

Commercial Banks - 0.4%
     522,839    Banco Popular Espanol S.A.** ................         21,440,446
   1,150,371    Danske Bank A/S .............................         20,774,735
   3,831,881    Westpac Banking Corporation, Ltd. ...........         33,413,516

                                                                      75,628,697

Computer Services - 1.2%
   1,387,410    BISYS Group, Inc.* ..........................         47,449,422
   3,204,670    Electronic Data Systems Corp. ...............        173,885,394

                                                                     221,334,816

Cosmetics and Toiletries - 0.9%
   4,568,255    Estee Lauder Companies, Inc. - Class A ......        165,142,418

Data Processing and Management - 1.5%
     984,575    Automatic Data Processing, Inc. .............         50,055,793
   1,457,455    First Data Corp. ............................        115,853,098
   2,522,765    Fiserv, Inc.* ...............................        112,162,132

                                                                     278,071,023

Diversified Financial Services - 2.9%
  12,938,473    Citigroup, Inc. .............................        560,235,881

Diversified Minerals - 0.2%
   1,522,505    Companhia Vale do Rio Doce (ADR)* ...........         41,549,161

Diversified Operations - 3.4%
   5,270,380    Cendant Corp.* ..............................     $   94,814,136
   7,249,938    General Electric Co. ........................        228,735,544
   3,842,530    Honeywell International, Inc. ...............        140,944,000
  10,145,190    Tyco International, Ltd. ....................        187,178,756

                                                                     651,672,436

Electronic Components - Miscellaneous - 0.7%
   2,048,695    Celestica, Inc. - New York Shares*,** .......         56,748,852
   5,451,665    Flextronics International, Ltd.* ............         75,505,560

                                                                     132,254,412

Electronic Components - Semiconductors - 2.7%
     245,600    Rohm Company, Ltd.** ........................         36,629,581
     300,280    Samsung Electronics Company, Ltd.** .........         88,641,829
   8,890,387    STMicroelectronics N.V.** ...................        276,375,012
   3,773,576    STMicroelectronics N.V. - New York Shares** .        116,188,405

                                                                     517,834,827

Enterprise Software and Services - 0.4%
   7,098,035    Oracle Corp.* ...............................         71,264,271

Entertainment Software - 0.4%
   1,307,875    Electronic Arts, Inc.* ......................         77,230,019

Fiduciary Banks - 2.5%
   6,026,955    Bank of New York Company, Inc. ..............        220,526,283
   1,905,055    Mellon Financial Corp. ......................         71,934,877
   1,791,190    Northern Trust Corp. ........................         95,148,013
   1,671,695    State Street Corp. ..........................         85,440,331

                                                                     473,049,504

Finance - Credit Card - 0.6%
   2,891,085    American Express Co. ........................        118,563,396

Finance - Investment Bankers/Brokers - 0.7%
   1,707,050    Goldman Sachs Group, Inc. ...................        134,430,188

Finance - Mortgage Loan Banker - 1.1%
   2,609,880    Fannie Mae ..................................        205,997,828

Food - Diversified - 2.2%
     696,285    Groupe Danone** .............................         92,228,127
   5,124,903    Unilever N.V.** .............................        330,179,955

                                                                     422,408,082

Food - Retail - 2.7%
   1,478,659    Carrefour S.A.** ............................         64,553,653
  14,806,834    Koninklijke Ahold N.V.** ....................        370,240,742
  17,642,066    Safeway PLC** ...............................         78,157,793

                                                                     512,952,188

Food - Wholesale/Distribution - 0.3%
   1,802,450    Sysco Corp. .................................         52,289,075

Health Care Cost Containment - 0.3%
   1,467,180    McKesson Corp. ..............................         59,259,400

Human Resources - 0.2%
   8,361,903    Capita Group PLC** ..........................         46,519,328

Insurance Brokers - 0.9%
   1,696,045    Marsh & McLennan Companies, Inc. ............        171,436,229

Internet Security - 0.2%
   2,232,015    Check Point Software Technologies, Ltd.* ....         40,511,072

See Notes to Schedules of Investments.

76  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Life and Health Insurance - 0.9%
   1,637,220    CIGNA Corp. .................................     $  178,456,980

Machinery - Electrical - 0.5%
   2,172,850    Schneider Electric S.A.** ...................        104,845,123

Medical - Biomedical and Genetic - 0.8%
   1,811,989    Amgen, Inc.* ................................         95,817,978
   1,508,040    Genentech, Inc.* ............................         53,535,420

                                                                     149,353,398

Medical - Drugs - 10.3%
   2,606,680    Abbott Laboratories .........................        140,630,386
   2,839,322    AstraZeneca Group PLC** .....................        133,152,692
  12,024,235    GlaxoSmithKline PLC** .......................        290,880,633
     999,630    Novartis A.G.** .............................         41,926,078
     491,020    OSI Pharmaceuticals, Inc.* ..................         15,697,909
  11,508,966    Pfizer, Inc. ................................        418,350,914
   1,580,456    Sanofi-Synthelabo S.A.** ....................        101,182,523
      83,256    Serono S.A. - Class B** .....................         63,722,488
   6,227,000    Takeda Chemical Industries, Ltd.** ..........        272,552,386
   3,192,705    Teva Pharmaceutical Industries, Ltd. (ADR) ..        178,823,407
   2,430,200    Wyeth .......................................        138,521,400
   6,136,000    Yamanouchi Pharmaceutical Company, Ltd.** ...        169,170,028

                                                                   1,964,610,844

Medical - HMO - 0.4%
     779,530    UnitedHealth Group, Inc. ....................         68,450,529

Medical - Wholesale Drug Distributors - 0.2%
     535,615    Cardinal Health, Inc. .......................         37,091,339

Medical Instruments - 0.9%
   3,913,560    Medtronic, Inc. .............................        174,896,996

Medical Products - 0.5%
     721,500    Baxter International, Inc. ..................         41,053,350
     975,210    Johnson & Johnson ...........................         62,276,911

                                                                     103,330,261

Metal Processors and Fabricators - 0.9%
  13,477,716    Assa Abloy A.B. - Class B ...................        174,452,176

Money Center Banks - 2.9%
  15,357,095    Banco Bilbao Vizcaya Argentaria S.A.** ......        179,061,558
   3,582,888    Barclays PLC** ..............................         31,380,291
   2,777,869    Credit Suisse Group** .......................         99,019,162
     681,553    Royal Bank of Scotland Group PLC** ..........         19,518,328
  11,674,893    Standard Chartered PLC** ....................        143,766,891
   1,802,037    UBS A.G.** ..................................         86,870,083

                                                                     559,616,313

Mortgage Banks - 0.4%
   4,653,436    Abbey National PLC** ........................         73,985,695

Multi-Line Insurance - 0.8%
   1,813,934    Aegon N.V.** ................................         41,679,325
   2,573,285    Allstate Corp. ..............................        102,262,346

                                                                     143,941,671

Multimedia - 3.9%
   5,808,326    AOL Time Warner, Inc.* ......................     $  110,474,361
   2,401,975    McGraw-Hill Companies, Inc. .................        153,702,380
   5,464,061    News Corporation, Ltd. ......................         35,675,762
     276,030    News Corporation, Ltd. (ADR) ................          7,281,671
   3,956,105    Viacom, Inc. - Class B* .....................        186,332,546
  11,174,345    Walt Disney Co. .............................        259,021,317

                                                                     752,488,037

Oil - Field Services - 0.4%
   1,400,970    Schlumberger, Ltd. ..........................         76,703,108

Oil Companies - Exploration and Production - 0.8%
   2,429,510    Anadarko Petroleum Corp. ....................        130,756,228
  16,094,000    CNOOC, Ltd.** ...............................         21,254,677

                                                                     152,010,905

Oil Companies - Integrated - 5.2%
  23,107,116    BP PLC** ....................................        198,261,537
   6,512,736    EnCana Corp.** ..............................        204,549,899
     315,289    EnCana Corp. - New York Shares** ............          9,915,839
   6,656,587    Eni S.p.A.** ................................        102,200,902
 526,490,200    PetroChina Company, Ltd.** ..................        107,334,837
     699,160    Petroleo Brasileiro S.A. (ADR) ..............         17,199,336
   2,270,942    Total Fina Elf** ............................        344,184,292

                                                                     983,646,642

Optical Supplies - 0.4%
   1,078,000    Hoya Corp.** ................................         80,262,274

Petrochemicals - 0.4%
  15,419,806    Reliance Industries, Ltd.* ..................         87,813,794

Publishing - Books - 0.7%
   4,541,469    Reed Elsevier N.V.** ........................         63,019,665
   6,310,631    Reed Elsevier PLC** .........................         61,800,405

                                                                     124,820,070

Publishing - Newspapers - 0.8%
     526,995    New York Times Co. - Class A ................         24,536,887
  10,432,873    Pearson PLC** ...............................        125,583,687

                                                                     150,120,574

Publishing - Periodicals - 0.7%
   7,036,527    Wolters Kluwer N.V.** .......................        142,659,234

Reinsurance - 2.0%
     486,680    Muenchener Rueckversicherungs
                  - Gesellschaft A.G.** .....................        120,596,639
   2,624,280    Swiss Re** ..................................        264,839,906

                                                                     385,436,545

Retail - Building Products - 0.5%
   1,616,250    Home Depot, Inc. ............................         74,945,513
   3,683,614    Kingfisher PLC** ............................         20,586,795

                                                                      95,532,308

Retail - Consumer Electronics - 0.2%
   8,875,387    Dixons Group PLC** ..........................         29,392,766

Retail - Discount - 0.9%
     586,670    Costco Wholesale Corp.* .....................         23,584,134
   1,115,325    Target Corp. ................................         48,683,936
   1,839,070    Wal-Mart Stores, Inc. .......................        102,730,450

                                                                     174,998,520

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Retail - Drug Store - 0.2%
   1,117,770    Walgreen Co. ................................     $   42,218,173

Retail - Major Department Stores - 0.2%
     276,732    Pinault-Printemps-Redoute S.A.** ............         31,418,753

Security Services - 1.1%
  10,968,313    Securitas A.B. - Class B ....................        203,883,298

Semiconductor Components/Integrated Circuits - 0.8%
  60,487,600    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................        152,456,160

Semiconductor Equipment - 0.4%
   1,696,595    ASM Lithography Holding N.V.*,** ............         38,524,564
   1,757,008    ASM Lithography Holding N.V.
                  - New York Shares*,** .....................         39,233,989

                                                                      77,758,553

Soap and Cleaning Preparations - 0.4%
   3,904,251    Reckitt Benckiser PLC** .....................         69,129,477

Telecommunication Equipment - 0.5%
   3,078,919    Nokia Oyj** .................................         49,826,870
   2,375,121    Nokia Oyj (ADR)** ...........................         38,619,467

                                                                      88,446,337

Telecommunication Services - 0.4%
   3,793,375    Amdocs, Ltd.*,** ............................         82,430,039

Telephone - Integrated - 1.3%
   6,506,630    Telefonica S.A.*,** .........................         69,651,675
   4,651,290    Telefonos de Mexico S.A. (ADR)** ............        176,004,814

                                                                     245,656,489

Tobacco - 0.7%
   2,377,775    Philip Morris Companies, Inc. ...............        129,422,293

Transportation - Services - 0.3%
   1,041,235    United Parcel Service, Inc. - Class B .......         62,515,749
--------------------------------------------------------------------------------
Total Common Stock (cost $15,760,952,179) ...................     16,599,523,321
--------------------------------------------------------------------------------
Preferred Stock - 2.6%
Automotive - Cars and Light Trucks - 0.8%
     333,781    Porsche A.G.** ..............................        147,974,107

Diversified Minerals - 0%
      13,790    Companhia Vale do Rio Doce (ADR) ............            370,262

Multimedia - 0.1%
   2,528,276    News Corporation, Ltd. ......................         13,928,232

Oil Companies - Integrated - 1.7%
  14,088,860    Petroleo Brasileiro S.A. (ADR) ..............        329,679,324
--------------------------------------------------------------------------------
Total Preferred Stock (cost $444,122,213) ...................        491,951,925
--------------------------------------------------------------------------------
Money Market - 0.4%
                Janus Money Market Fund
$ 87,000,000      1.89% (cost $87,000,000) ..................     $   87,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 4.8%
 200,000,000    Bank of America Securities LLC, 1.85%
                  dated 4/30/02, maturing 5/1/02
                  to be repurchased at $200,010,278
                  collateralized by $491,908,137
                  in U.S. Government Agencies
                  0%-27.4867%, 1/25/06-4/15/32
                  with a value of $204,000,000 ..............        200,000,000

 722,300,000    Bank of America Securities LLC, 1.94%
                  dated 4/30/02, maturing 5/1/02
                  to be repurchased at $722,338,924
                  collateralized by $1,776,526,237
                  in U.S. Government Agencies
                  0%-27.4867%, 1/25/06-4/15/32
                  with a value of $736,746,000 ..............        722,300,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $922,300,000) .............        922,300,000
--------------------------------------------------------------------------------
Time Deposit - 3.6%
                Societe Generale, New York
 684,100,000      1.78125%, 5/1/01 (cost $684,100,000) ......        684,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $17,898,474,392) - 98.3% ......     18,784,875,246
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.7%        315,234,968
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $19,100,110,214
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

78  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Australia                                            0.5%         $   90,299,181
Bermuda                                              1.0%            187,178,756
Brazil                                               2.1%            388,798,083
Canada                                               1.4%            271,214,590
Denmark                                              0.1%             20,774,735
Finland                                              0.5%             88,446,337
France                                               3.9%            738,412,471
Germany                                              2.6%            494,935,224
Hong Kong                                            2.1%            388,540,454
India                                                0.5%             87,813,794
Israel                                               1.2%            219,334,479
Italy                                                0.5%            102,200,902
Japan                                                7.1%          1,333,484,590
Mexico                                               2.6%            486,112,522
Netherlands                                          5.8%          1,088,025,128
Singapore                                            0.4%             75,505,560
South Korea                                          0.5%             88,641,829
Spain                                                1.4%            270,153,679
Sweden                                               2.0%            378,335,474
Switzerland                                          5.1%            948,941,134
Taiwan                                               0.8%            152,456,160
United Kingdom                                      10.1%          1,905,803,166
United States++                                     47.8%          8,979,466,998
--------------------------------------------------------------------------------
Total                                              100.0%        $18,784,875,246

++Includes Short-Term Securities (38.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/10/02           270,600,000      $  394,083,171      (6,458,056)
British Pound 5/24/02            72,400,000         105,340,047      (1,845,747)
British Pound 10/25/02          105,100,000         151,530,079      (1,016,371)
Canadian Dollar 6/21/02          53,600,000          34,121,466        (350,834)
Euro 5/10/02                    615,500,000         554,333,892      (6,536,711)
Euro 5/24/02                    192,400,000         173,159,596      (2,300,414)
Euro 6/21/02                    425,700,000         382,662,305      (7,268,117)
Euro 10/25/02                   100,400,000          89,815,263        (621,814)
Hong Kong Dollar
  7/11/02                     2,086,500,000         267,504,801         (73,373)
Japanese Yen 5/10/02         20,650,000,000         160,925,142      (3,546,590)
Japanese Yen 5/24/02         34,000,000,000         265,191,557      (5,595,558)
Japanese Yen 6/21/02         13,460,000,000         105,139,548      (1,741,657)
Japanese Yen 10/25/02        39,800,000,000         313,338,401      (3,731,245)
Mexican Peso 7/16/02            525,100,000          55,476,319          633,100
South Korean Won
  7/16/02                    72,700,000,000          55,867,210      (1,345,053)
Swiss Franc 5/10/02              34,500,000          21,300,065        (217,211)
Swiss Franc 5/24/02              95,500,000          58,981,273      (1,302,014)
Swiss Franc 6/21/02              77,500,000          47,883,350      (1,448,359)
Swiss Franc 10/25/02            195,800,000         121,197,115      (1,516,137)
--------------------------------------------------------------------------------
Total                                            $3,357,850,600    $(46,282,161)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2002  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  Janus                       Janus         Janus
As of April 30, 2002 (unaudited)                                    Janus          Core         Janus         Global        Global
(all numbers in thousands               Janus         Janus        Balanced       Equity      Enterprise  Life Sciences   Technology
except net asset value per share)        Fund         Fund 2         Fund          Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $18,609,546   $   323,896   $ 4,334,826   $   854,061   $ 2,591,632   $ 1,824,719   $ 2,054,033

Investments at value                 $22,582,505   $   329,762   $ 4,389,329   $   898,038   $ 2,644,192   $ 1,912,613   $ 1,910,062
  Cash                                     1,566         1,516         1,051         1,154         1,549         4,568         1,543
  Receivables:
    Investments sold                     352,823        10,590        10,924         4,057         5,659       113,202        39,787
    Fund shares sold                      10,415           494         5,756         1,732         3,512           430         1,328
    Dividends                             10,448            54         1,180           343           301           865           892
    Interest                                   6            --        33,387           199            79             2           449
  Other assets                                99             1             9            --             1             1             4
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                          22,957,862       342,417     4,441,636       905,523     2,655,293     2,031,681     1,954,065
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                206,197         2,847         8,735         5,487        19,365        18,198        23,606
    Fund shares repurchased               49,039           919        11,015         1,226         8,785         2,491         3,427
    Advisory fees                         12,723           191         2,388           484         1,429         1,112         1,101
    Transfer agent fees
      and expenses                         4,039            57           645           156           743           676           428
  Accrued expenses                         3,129           212           260           437         1,427           957           935
  Forward currency contracts                 125            --            --            --            --         3,747           188
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                        275,252         4,226        23,043         7,790        31,749        27,181        29,685
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                           $22,682,610   $   338,191   $ 4,418,593   $   897,733   $ 2,623,544   $ 2,004,500   $ 1,924,380
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)          987,712        51,471       226,611        49,929        92,222       126,386       192,975

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $     22.96   $      6.57   $     19.50   $     17.98   $     28.45   $     15.86   $      9.97
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

80  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Janus         Janus                                                                 Janus
As of April 30, 2002 (unaudited)        Global        Growth        Janus         Janus         Janus         Janus        Special
(all numbers in thousands               Value       and Income     Mercury       Olympus        Orion        Overseas     Situations
except net asset value per share)        Fund          Fund          Fund          Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $   192,844   $ 6,636,824   $ 7,219,037   $ 2,925,131   $   542,928   $ 4,265,405   $   955,267

Investments at value                 $   207,251   $ 6,912,047   $ 6,811,657   $ 3,136,330   $   602,016   $ 4,554,357   $   986,585
  Cash                                     1,551         6,031         1,097         1,089         1,057         1,060         2,553
  Receivables:
    Investments sold                          18        36,779       169,253        28,973        15,699       173,448        18,672
    Fund shares sold                       5,276        11,391        11,949         2,220           881        63,536         3,324
    Dividends                                500         2,027         6,317         1,626           228        17,651           132
    Interest                                   1         7,496            15         1,243           123            14            --
  Other assets                                 1            17            16             3             1            10             2
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                             214,598     6,975,788     7,000,304     3,171,484       620,005     4,810,076     1,011,268
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                  4,963        44,138        35,797        69,140        19,182        35,578        13,680
    Fund shares repurchased                  306         9,263        13,063         4,522           735         8,551         1,158
    Advisory fees                             93         3,814         3,928         1,715           331         2,588           558
    Transfer agent fees
      and expenses                            13           989         1,498           472           138           718           314
  Accrued expenses                            28           610         1,586         1,090           444           556           550
  Forward currency contracts                 161         2,692         4,098           428            --        19,440           686
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                          5,564        61,506        59,970        77,367        20,830        67,431        16,946
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                           $   209,034   $ 6,914,282   $ 6,940,334   $ 3,094,117   $   599,175   $ 4,742,645   $   994,322
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)           17,887       242,076       384,273       117,665       108,176       243,581        68,170

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $     11.69   $     28.56   $     18.06   $     26.30   $      5.54   $     19.47   $     14.59
------------------------------------------------------------------------------------------------------------------------------------

                                        Janus
As of April 30, 2002 (unaudited)      Strategic       Janus         Janus         Janus
(all numbers in thousands               Value         Twenty       Venture      Worldwide
except net asset value per share)        Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $ 1,884,724   $11,812,436   $   953,295   $17,898,474

Investments at value                 $ 2,023,638   $12,267,699   $ 1,141,904   $18,784,875
  Cash                                     4,589         1,565         1,526         1,541
  Receivables:
    Investments sold                      19,800       226,444         2,198       511,438
    Fund shares sold                       3,890         4,003           119        33,361
    Dividends                                832         1,298            27        48,497
    Interest                                 185        10,889             1            88
  Other assets                                 3            63            18            44
------------------------------------------------------------------------------------------
Total Assets                           2,052,937    12,511,961     1,145,793    19,379,844
------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                 31,340        76,074        10,811       180,051
    Fund shares repurchased                2,197        25,023           417        37,240
    Advisory fees                          1,108         6,971           607        10,637
    Transfer agent fees
      and expenses                           418         2,097           198         2,686
  Accrued expenses                           604         4,237           285         2,838
  Forward currency contracts               2,621            --            70        46,282
------------------------------------------------------------------------------------------
Total Liabilities                         38,288       114,402        12,388       279,734
------------------------------------------------------------------------------------------
Net Assets                           $ 2,014,649   $12,397,559   $ 1,133,405   $19,100,110
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)          214,502       370,329        25,845       465,535

------------------------------------------------------------------------------------------
Net Asset Value Per Share            $      9.39   $     33.48   $     43.85   $     41.03
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2002  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                                             Janus
For the six months ended                                                                      Janus           Core          Janus
April 30, 2002 (unaudited)                                      Janus          Janus         Balanced        Equity       Enterprise
(all numbers in thousands)                                       Fund          Fund 2          Fund           Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                   $     2,868    $       211    $    55,091    $       879    $     3,595
  Dividends                                                       72,854            667         15,681          4,963          2,471
  Foreign tax withheld                                             (574)             --           (55)           (27)             --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                           75,148            878         70,717          5,815          6,066
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                   80,129          1,235         14,360          2,689          9,431
  Transfer agent fees and expenses                                21,410            583          3,975            926          3,543
  Registration fees                                                   29             24             35             20             19
  Postage and mailing expenses                                       982             60            104             60            282
  Custodian fees                                                     688             30            121             38             73
  Printing expenses                                                1,242             83            121             90            385
  Audit fees                                                          19             11             11              7             11
  Trustees' fees and expenses                                         60              2             11              3             11
  Other expenses                                                     101              9             29             10             19
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                   104,660          2,037         18,767          3,843         13,774
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (1,426)           (83)          (350)          (109)          (460)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                     103,234          1,954         18,417          3,734         13,314
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    (28,086)        (1,076)         52,300          2,081        (7,248)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions      (1,637,544)       (39,846)      (115,485)       (13,056)      (824,586)
  Net realized gain/(loss) from foreign
    currency transactions                                            627            175              3             --             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations           2,657,391         26,922        164,933         66,265        718,647
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments         1,020,474       (12,749)         49,451         53,209      (105,939)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                            $   992,388    $  (13,825)    $   101,751    $    55,290    $ (113,187)
------------------------------------------------------------------------------------------------------------------------------------

                                                                Janus          Janus
For the six months ended                                        Global         Global
April 30, 2002 (unaudited)                                  Life Sciences    Technology
(all numbers in thousands)                                       Fund           Fund

---------------------------------------------------------------------------------------
Investment Income:
  Interest                                                   $        59    $     3,510
  Dividends                                                        4,192          5,695
  Foreign tax withheld                                             (127)          (348)
---------------------------------------------------------------------------------------
Total Investment Income                                            4,124          8,857
---------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                    7,262          7,584
  Transfer agent fees and expenses                                 2,243          2,544
  Registration fees                                                   23             27
  Postage and mailing expenses                                       222            303
  Custodian fees                                                     171            161
  Printing expenses                                                  289            405
  Audit fees                                                          15             19
  Trustees' fees and expenses                                          8              7
  Other expenses                                                      17             18
---------------------------------------------------------------------------------------
Total Expenses                                                    10,250         11,068
---------------------------------------------------------------------------------------
Expense and Fee Offsets                                            (112)          (116)
---------------------------------------------------------------------------------------
Net Expenses                                                      10,138         10,952
---------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                     (6,014)        (2,095)
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions           19,005      (348,621)
  Net realized gain/(loss) from foreign
    currency transactions                                        (2,637)          4,013
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations           (154,420)        187,084
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments         (138,052)      (157,524)
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                            $ (144,066)    $ (159,619)
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

82  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                Janus          Janus
For the six months ended                                        Global         Growth         Janus          Janus          Janus
April 30, 2002 (unaudited)                                      Value        and Income      Mercury        Olympus         Orion
(all numbers in thousands)                                       Fund           Fund           Fund           Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                   $       201    $    17,979    $     4,118    $     3,657    $       782
  Dividends                                                          814         34,052         31,179          8,782          1,546
  Foreign tax withheld                                              (92)          (158)          (720)           (75)           (73)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                              923         51,873         34,577         12,364          2,255
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                      352         22,795         25,729         10,697          2,109
  Transfer agent fees and expenses                                   129          7,043          8,961          3,371          1,006
  Registration fees                                                   18             43             46             30             27
  Postage and mailing expenses                                         9            334            681            376            115
  Custodian fees                                                      26            226            230             92             44
  Printing expenses                                                   14            446            815            478            157
  Audit fees                                                          12             14             15             11              8
  Trustees' fees and expenses                                         --             18             23             11              3
  Other expenses                                                       7             32             40             20             15
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                       567         30,951         36,540         15,086          3,484
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                             (11)          (468)          (587)          (400)          (123)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                         556         30,483         35,953         14,686          3,361
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                         367         21,390        (1,376)        (2,322)        (1,106)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions            1,472      (343,601)    (1,170,029)       (84,539)        (2,352)
  Net realized gain/(loss) from foreign
    currency transactions                                             44          2,040          6,544          (259)            (3)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations              16,216        467,738        780,796        321,323         43,706
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments            17,732        126,177      (382,689)        236,525         41,351
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                            $    18,099    $   147,567    $ (384,065)    $   234,203    $    40,245
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Janus          Janus
For the six months ended                                        Janus         Special       Strategic        Janus          Janus
April 30, 2002 (unaudited)                                     Overseas      Situations       Value          Twenty        Venture
(all numbers in thousands)                                       Fund           Fund           Fund           Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                   $     3,187    $        45    $       320    $    49,776    $       164
  Dividends                                                       32,169          3,736          8,790         47,414            542
  Foreign tax withheld                                           (3,294)          (315)          (466)        (1,808)            (1)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                           32,062          3,466          8,644         95,382            705
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                   16,280          3,269          6,558         46,291          3,586
  Transfer agent fees and expenses                                 4,262          1,320          2,654         12,604          1,044
  Registration fees                                                   16             31             31             41             23
  Postage and mailing expenses                                       126            118            258            616             85
  Custodian fees                                                   1,462             59            111            265             49
  Printing expenses                                                  144            162            308            848            123
  Audit fees                                                          23              9             13             14             14
  Trustees' fees and expenses                                         15              4              7             41              4
  Other expenses                                                      31             12             15             70             12
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                    22,359          4,984          9,955         60,790          4,940
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                            (281)          (171)          (242)          (402)           (60)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                      22,078          4,813          9,713         60,388          4,880
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                       9,984        (1,347)        (1,069)         34,994        (4,175)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions        (166,309)       (14,150)       (12,466)        173,969         30,206
  Net realized gain/(loss) from foreign
    currency transactions                                         37,762           (41)           (59)            (2)            202
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations             443,823        115,436        237,592    (1,120,304)        158,426
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments           315,276        101,245        225,067      (946,337)        188,834
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                            $   325,260    $    99,898    $   223,998    $ (911,343)    $   184,659
------------------------------------------------------------------------------------------------------------------------------------

For the six months ended                                        Janus
April 30, 2002 (unaudited)                                     Worldwide
(all numbers in thousands)                                       Fund

------------------------------------------------------------------------
Investment Income:
  Interest                                                   $    12,645
  Dividends                                                      115,960
  Foreign tax withheld                                           (8,021)
------------------------------------------------------------------------
Total Investment Income                                          120,584
------------------------------------------------------------------------
Expenses:
  Advisory fees                                                   66,662
  Transfer agent fees and expenses                                17,238
  Registration fees                                                  104
  Postage and mailing expenses                                       538
  Custodian fees                                                   3,427
  Printing expenses                                                  681
  Audit fees                                                          30
  Trustees' fees and expenses                                         52
  Other expenses                                                      87
------------------------------------------------------------------------
Total Expenses                                                    88,819
------------------------------------------------------------------------
Expense and Fee Offsets                                          (1,356)
------------------------------------------------------------------------
Net Expenses                                                      87,463
------------------------------------------------------------------------
Net Investment Income/(Loss)                                      33,121
------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions        (784,835)
  Net realized gain/(loss) from foreign
    currency transactions                                        106,222
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations           1,145,465
------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments           466,852
------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                            $   499,973
------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2002  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 2002 (unaudited)                                Janus                           Janus
and for the fiscal year or period ended October 31, 2001                            Fund                           Fund 2
(all numbers in thousands)                                                  2002            2001            2002           2001(1)

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $   (28,086)    $   (55,825)    $    (1,076)    $      (545)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (1,636,917)     (6,974,186)        (39,671)       (172,328)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                       2,657,391    (12,624,524)          26,922        (21,056)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              992,388    (19,654,535)        (13,825)       (193,929)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                          --              --              --              --
  Net realized gain from investment transactions*                                 --     (4,625,372)             --               --
  Tax return of capital*                                                          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                     --     (4,625,372)             --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              1,069,597       3,371,412          88,053         797,289
  Reinvested dividends and distributions                                          --       4,488,568              --              --
  Shares repurchased                                                     (2,892,811)     (6,534,384)       (106,470)       (232,927)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (1,823,214)       1,325,596        (18,417)         564,362
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      (830,826)    (22,954,311)        (32,242)         370,433
Net Assets:
  Beginning of period                                                     23,513,436      46,467,747         370,433              --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                         $ 22,682,610    $ 23,513,436    $    338,191    $    370,433
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $ 27,510,762    $ 29,333,976    $    545,404    $    563,821
  Accumulated net investment income/(loss)*                                 (28,041)              45         (1,076)              --
  Accumulated net realized gain/(loss) from investments*                 (8,772,946)     (7,136,029)       (212,003)       (172,332)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                          3,972,835       1,315,444           5,866        (21,056)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        $ 22,682,610    $ 23,513,436    $    338,191    $    370,433
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 44,143         108,690          12,194          81,489
  Reinvested distributions                                                        --         128,723              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         44,143         237,413          12,194          81,489
------------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                       (119,805)       (230,139)        (14,980)        (27,232)
Net Increase/(Decrease) in Fund Shares                                      (75,662)           7,274         (2,786)          54,257
Shares Outstanding, Beginning of Period                                    1,063,374       1,056,100          54,257              --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            987,712       1,063,374          51,471          54,257
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                               $  3,966,544    $ 16,868,264    $    397,759    $  1,580,894
  Proceeds from sales of securities                                     $  5,861,534      18,028,778         404,202       1,041,577
  Purchases of long-term U.S. government obligations                              --              --              --              --
  Proceeds from sales of long-term U.S. government obligations                    --              --              --              --

                                                                                   Janus
For the six months ended April 30, 2002 (unaudited)                               Balanced
and for the fiscal year or period ended October 31, 2001                            Fund
(all numbers in thousands)                                                  2002            2001

----------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $     52,300    $    130,285
  Net realized gain/(loss) from investment and
    foreign currency transactions                                          (115,482)       (207,983)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                         164,933       (356,940)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              101,751       (434,638)
----------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (49,893)       (135,718)
  Net realized gain from investment transactions*                                 --       (216,441)
  Tax return of capital*                                                          --              --
----------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (49,893)       (352,159)
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                529,050       1,435,862
  Reinvested dividends and distributions                                      48,853         344,351
  Shares repurchased                                                       (621,408)     (1,356,557)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     (43,505)         423,656
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                          8,353       (363,141)
Net Assets:
  Beginning of period                                                      4,410,240       4,773,381
----------------------------------------------------------------------------------------------------
  End of period                                                         $  4,418,593    $  4,410,240
----------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $  4,669,266    $  4,712,771
  Accumulated net investment income/(loss)*                                   15,320          12,913
  Accumulated net realized gain/(loss) from investments*                   (320,496)       (205,014)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                             54,503       (110,430)
----------------------------------------------------------------------------------------------------
                                                                        $  4,418,593    $  4,410,240
----------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 26,968          69,406
  Reinvested distributions                                                     2,515          16,599
----------------------------------------------------------------------------------------------------
Total                                                                         29,483          86,005
----------------------------------------------------------------------------------------------------
  Shares repurchased                                                        (31,697)        (66,245)
Net Increase/(Decrease) in Fund Shares                                       (2,214)          19,760
Shares Outstanding, Beginning of Period                                      228,825         209,065
----------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            226,611         228,825
----------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                               $  1,069,466    $  3,300,872
  Proceeds from sales of securities                                        1,003,008       2,858,566
  Purchases of long-term U.S. government obligations                         836,646       1,684,922
  Proceeds from sales of long-term U.S. government obligations               851,718       1,980,124

(1) Fiscal period from December 29, 2000 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

84  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                   Janus                           Janus
For the six months ended April 30, 2002 (unaudited)                             Core Equity                      Enterprise
and for the fiscal year or period ended October 31, 2001                            Fund                            Fund
(all numbers in thousands)                                                  2002            2001            2002            2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $      2,081    $      7,456    $    (7,248)    $   (26,495)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                           (13,056)       (108,515)       (824,586)     (2,903,394)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                          66,265       (114,106)         718,647     (1,581,463)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations               55,290       (215,165)       (113,187)     (4,511,352)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     (4,035)         (5,617)              --              --
  Net realized gain from investment transactions*                                 --       (105,882)              --              --
  Tax return of capital*                                                          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                (4,035)       (111,499)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                240,917         347,259         365,445       2,193,574
  Reinvested dividends and distributions                                       3,872         106,992              --              --
  Shares repurchased                                                       (131,260)       (421,141)       (700,532)     (2,694,968)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                      113,529          33,110       (335,087)       (501,394)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                        164,784       (293,554)       (448,274)     (5,012,746)
Net Assets:
  Beginning of period                                                        732,949       1,026,503       3,071,818       8,084,564
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                         $    897,733    $    732,949    $  2,623,544    $  3,071,818
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $    974,420    $    860,891    $  6,929,997    $  7,265,084
  Accumulated net investment income/(loss)*                                    1,232           3,186         (7,248)              --
  Accumulated net realized gain/(loss) from investments*                   (121,898)       (108,842)     (4,351,766)     (3,527,180)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                             43,979        (22,286)          52,561       (666,086)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        $    897,733    $    732,949    $  2,623,544    $  3,071,818
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 13,376          17,726          12,225          49,057
  Reinvested distributions                                                       221           5,248              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         13,597          22,974          12,225          49,057
------------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                         (7,338)        (21,632)        (23,523)        (63,712)
Net Increase/(Decrease) in Fund Shares                                         6,259           1,342        (11,298)        (14,655)
Shares Outstanding, Beginning of Period                                       43,670          42,328         103,520         118,175
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             49,929          43,670          92,222         103,520
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                               $    413,929    $    899,852    $  1,072,306    $  3,946,533
  Proceeds from sales of securities                                          296,151         876,107       1,642,880       4,407,859
  Purchases of long-term U.S. government obligations                           6,221          32,825              --              --
  Proceeds from sales of long-term U.S. government obligations                11,932          25,710              --              --

                                                                                Janus Global                    Janus Global
For the six months ended April 30, 2002 (unaudited)                            Life Sciences                     Technology
and for the fiscal year or period ended October 31, 2001                            Fund                            Fund
(all numbers in thousands)                                                  2002            2001            2002            2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $    (6,014)    $    (9,398)    $    (2,095)    $     21,943
  Net realized gain/(loss) from investment and
    foreign currency transactions                                             16,368       (448,036)       (344,608)     (1,824,335)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                       (154,420)       (546,739)         187,084     (2,363,212)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            (144,066)     (1,004,173)       (159,619)     (4,165,604)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                          --         (3,081)              --        (42,160)
  Net realized gain from investment transactions*                                 --              --              --              --
  Tax return of capital*                                                          --              --              --        (44,371)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                     --         (3,081)              --        (86,531)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                 72,666         356,580         186,817         703,507
  Reinvested dividends and distributions                                          --           2,992              --          83,844
  Shares repurchased                                                       (339,186)     (1,204,690)       (378,509)     (1,824,017)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    (266,520)       (845,118)       (191,692)     (1,036,666)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      (410,586)     (1,852,372)       (351,311)     (5,288,801)
Net Assets:
  Beginning of period                                                      2,415,086       4,267,458       2,275,691       7,564,492
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                         $  2,004,500    $  2,415,086    $  1,924,380    $  2,275,691
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $  2,809,860    $  3,076,380    $  4,452,442    $  4,644,134
  Accumulated net investment income/(loss)*                                  (6,014)              --         (3,362)         (1,267)
  Accumulated net realized gain/(loss) from investments*                   (883,519)       (899,887)     (2,380,548)     (2,035,940)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                             84,173         238,593       (144,152)       (331,236)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        $  2,004,500    $  2,415,086    $  1,924,380    $  2,275,691
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                  4,355          19,062          15,896          40,335
  Reinvested distributions                                                        --             148              --           3,767
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                          4,355          19,210          15,896          44,102
------------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                        (20,368)        (67,232)        (33,082)       (109,580)
Net Increase/(Decrease) in Fund Shares                                      (16,013)        (48,022)        (17,186)        (65,478)
Shares Outstanding, Beginning of Period                                      142,399         190,421         210,161         275,639
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            126,386         142,399         192,975         210,161
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                               $    581,824    $  2,406,721    $    653,554    $  2,163,912
  Proceeds from sales of securities                                          966,628       3,069,083         673,381       3,270,692
  Purchases of long-term U.S. government obligations                              --              --              --              --
  Proceeds from sales of long-term U.S. government obligations                    --              --              --              --

                                                                                   Janus
For the six months ended April 30, 2002 (unaudited)                             Global Value
and for the fiscal year or period ended October 31, 2001                            Fund
(all numbers in thousands)                                                  2002           2001(2)

----------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $        367    $        120
  Net realized gain/(loss) from investment and
    foreign currency transactions                                              1,516              29
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                          16,216         (1,962)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations               18,099         (1,813)
----------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       (123)              --
  Net realized gain from investment transactions*                               (97)              --
  Tax return of capital*                                                          --              --
----------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  (220)              --
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                192,661          88,987
  Reinvested dividends and distributions                                         215              --
  Shares repurchased                                                        (65,146)        (23,749)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                      127,730          65,238
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                        145,609          63,425
Net Assets:
  Beginning of period                                                         63,425              --
----------------------------------------------------------------------------------------------------
  End of period                                                         $    209,034    $     63,425
----------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $    192,968    $     65,238
  Accumulated net investment income/(loss)*                                      367             123
  Accumulated net realized gain/(loss) from investments*                       1,445              26
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                             14,254         (1,962)
----------------------------------------------------------------------------------------------------
                                                                        $    209,034    $     63,425
----------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 17,174           9,010
  Reinvested distributions                                                        21              --
----------------------------------------------------------------------------------------------------
Total                                                                         17,195           9,010
----------------------------------------------------------------------------------------------------
  Shares repurchased                                                         (5,857)         (2,461)
Net Increase/(Decrease) in Fund Shares                                        11,338           6,549
Shares Outstanding, Beginning of Period                                        6,549              --
----------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             17,887           6,549
----------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                               $     94,049    $     56,876
  Proceeds from sales of securities                                            6,947              --
  Purchases of long-term U.S. government obligations                              --              --
  Proceeds from sales of long-term U.S. government obligations                    --              --

(2) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2002  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                   Janus                           Janus
For the six months ended April 30, 2002 (unaudited)                          Growth and Income                    Mercury
and for the fiscal year ended October 31, 2001                                      Fund                            Fund
(all numbers in thousands)                                                  2002            2001            2002            2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $     21,390    $     74,581    $    (1,376)    $     17,987
  Net realized gain/(loss) from investment and
    foreign currency transactions                                          (341,561)       (217,461)     (1,163,485)     (4,190,555)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                         467,738     (2,438,313)         780,796     (3,177,828)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              147,567     (2,581,193)       (384,065)     (7,350,396)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (26,312)        (80,987)        (17,962)        (10,751)
  Net realized gain from investment transactions*                                 --       (366,055)              --     (1,759,634)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (26,312)       (447,042)        (17,962)     (1,770,385)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              1,031,581       1,834,291         731,608       2,624,338
  Reinvested dividends and distributions                                      25,430         433,991          16,761       1,639,530
  Shares repurchased                                                       (839,265)     (1,970,601)     (1,316,490)     (3,580,540)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                      217,746         297,681       (568,121)         683,328
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                        339,001     (2,730,554)       (970,148)     (8,437,453)
Net Assets:
  Beginning of period                                                      6,575,281       9,305,835       7,910,482      16,347,935
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                         $  6,914,282    $  6,575,281    $  6,940,334    $  7,910,482
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $  7,222,437    $  7,004,691    $ 12,821,961    $ 13,390,082
  Accumulated net investment income/(loss)*                                    6,666          11,588         (1,365)          17,973
  Accumulated net realized gain/(loss) from investments*                   (587,373)       (245,812)     (5,468,784)     (4,305,299)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                        272,552       (195,186)       (411,478)     (1,192,274)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        $  6,914,282    $  6,575,281    $  6,940,334    $  7,910,482
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 34,910          55,639          36,790          97,016
  Reinvested distributions                                                       866          12,340             823          51,917
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         35,776          67,979          37,613         148,933
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (28,584)        (60,742)        (66,564)       (138,465)
Net Increase/(Decrease) in Fund Shares                                         7,192           7,237        (28,951)          10,468
  Shares Outstanding, Beginning of Period                                    234,884         227,647         413,224         402,756
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            242,076         234,884         384,273         413,224
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                               $  1,651,618    $  3,969,456    $  2,868,438    $  8,899,237
  Proceeds from sales of securities                                        1,165,488       3,915,859       3,417,294       8,266,257
  Purchases of long-term U.S. government obligations                          98,184         193,577              --              --
  Proceeds from sales of long-term U.S. government obligations               104,439         196,886              --              --

                                                                                   Janus
For the six months ended April 30, 2002 (unaudited)                               Olympus
and for the fiscal year ended October 31, 2001                                      Fund
(all numbers in thousands)                                                  2002            2001

----------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $    (2,322)    $     16,022
  Net realized gain/(loss) from investment and
    foreign currency transactions                                           (84,798)     (1,536,613)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                         321,323     (2,129,633)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              234,203     (3,650,224)
----------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (13,411)        (34,686)
  Net realized gain from investment transactions*                                 --        (57,716)
----------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (13,411)        (92,402)
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                184,644         704,758
  Reinvested dividends and distributions                                      13,092          89,940
  Shares repurchased                                                       (398,728)     (1,673,539)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    (200,992)       (878,841)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                         19,800     (4,621,467)
Net Assets:
  Beginning of period                                                      3,074,317       7,695,784
----------------------------------------------------------------------------------------------------
  End of period                                                         $  3,094,117    $  3,074,317
----------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $  4,532,302    $  4,733,294
  Accumulated net investment income/(loss)*                                  (2,322)          13,411
  Accumulated net realized gain/(loss) from investments*                 (1,646,632)     (1,561,834)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                        210,769       (110,554)
----------------------------------------------------------------------------------------------------
                                                                        $  3,094,117    $  3,074,317
----------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                  6,792          20,030
  Reinvested distributions                                                       482           2,081
----------------------------------------------------------------------------------------------------
Total                                                                          7,274          22,111
----------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (14,652)        (49,471)
Net Increase/(Decrease) in Fund Shares                                       (7,378)        (27,360)
  Shares Outstanding, Beginning of Period                                    125,043         152,403
----------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            117,665         125,043
----------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                               $  1,397,417    $  5,049,452
  Proceeds from sales of securities                                        1,692,130       5,106,471
  Purchases of long-term U.S. government obligations                              --              --
  Proceeds from sales of long-term U.S. government obligations                    --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

86  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                   Janus                           Janus
For the six months ended April 30, 2002 (unaudited)                                Orion                          Overseas
and for the fiscal year ended October 31, 2001                                      Fund                            Fund
(all numbers in thousands)                                                  2002            2001            2002            2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $    (1,106)    $      (494)    $      9,984    $     53,233
  Net realized gain/(loss) from investment and
    foreign currency transactions                                            (2,355)       (627,022)       (128,547)       (959,793)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                          43,706         164,704         443,823     (2,335,413)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations               40,245       (462,812)         325,260     (3,241,973)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                          --         (2,740)        (26,693)        (53,439)
  Net realized gain from investment transactions*                                 --              --              --       (998,947)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                     --         (2,740)        (26,693)     (1,052,386)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                126,543         326,303       2,183,754       3,946,820
  Reinvested dividends and distributions                                          --           2,669          25,428       1,005,590
  Shares repurchased                                                       (169,916)       (388,745)     (2,753,741)     (5,049,722)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     (43,373)        (59,773)       (544,559)        (97,312)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                        (3,128)       (525,325)       (245,992)     (4,391,671)
Net Assets:
  Beginning of period                                                        602,303       1,127,628       4,988,637       9,380,308
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                         $    599,175    $    602,303    $  4,742,645    $  4,988,637
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $  1,188,448    $  1,231,821    $  5,617,335    $  6,161,894
  Accumulated net investment income/(loss)*                                  (1,103)               3           8,194          24,903
  Accumulated net realized gain/(loss) from investments*                   (647,260)       (644,905)     (1,152,713)     (1,024,166)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                         59,090          15,384         269,829       (173,994)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        $    599,175    $    602,303    $  4,742,645    $  4,988,637
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 21,926          49,464         111,730         166,468
  Reinvested distributions                                                        --             369           1,310          36,916
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         21,926          49,833         113,040         203,384
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (29,410)        (62,198)       (140,039)       (213,306)
Net Increase/(Decrease) in Fund Shares                                       (7,484)        (12,365)        (26,999)         (9,922)
  Shares Outstanding, Beginning of Period                                    115,660         128,025         270,580         280,502
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            108,176         115,660         243,581         270,580
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                               $    476,179    $  1,325,728    $  1,246,972    $  3,898,770
  Proceeds from sales of securities                                          499,836       1,442,333       1,557,672       4,368,849
  Purchases of long-term U.S. government obligations                              --              --              --              --
  Proceeds from sales of long-term U.S. government obligations                    --              --              --              --

                                                                                   Janus                           Janus
For the six months ended April 30, 2002 (unaudited)                          Special Situations               Strategic Value
and for the fiscal year ended October 31, 2001                                      Fund                            Fund
(all numbers in thousands)                                                  2002            2001            2002            2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $    (1,347)    $    (1,987)    $    (1,069)    $      7,736
  Net realized gain/(loss) from investment and
    foreign currency transactions                                           (14,191)       (253,972)        (12,525)       (381,570)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                         115,436       (300,787)         237,592       (314,346)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations               99,898       (556,746)         223,998       (688,180)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       (706)              --         (5,454)         (4,735)
  Net realized gain from investment transactions*                                 --       (101,051)              --        (63,224)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  (706)       (101,051)         (5,454)        (67,959)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                161,812         329,281         162,501         636,568
  Reinvested dividends and distributions                                         687          98,300           5,315          66,182
  Shares repurchased                                                       (206,289)       (531,178)       (326,378)     (1,118,892)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     (43,790)       (103,597)       (158,562)       (416,142)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                         55,402       (761,394)          59,982     (1,172,281)
Net Assets:
  Beginning of period                                                        938,920       1,700,314       1,954,667       3,126,948
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                         $    994,322    $    938,920    $  2,014,649    $  1,954,667
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $  1,241,202    $  1,284,992    $  2,282,610    $  2,441,172
  Accumulated net investment income/(loss)*                                  (2,291)           (238)         (1,433)           5,090
  Accumulated net realized gain/(loss) from investments*                   (275,222)       (261,031)       (402,831)       (390,306)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                         30,633        (84,803)         136,303       (101,289)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        $    994,322    $    938,920    $  2,014,649    $  1,954,667
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 10,874          18,775          17,337          61,255
  Reinvested distributions                                                        48           5,557             598           6,501
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         10,922          24,332          17,935          67,756
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (14,073)        (31,719)        (35,516)       (112,590)
Net Increase/(Decrease) in Fund Shares                                       (3,151)         (7,387)        (17,581)        (44,834)
  Shares Outstanding, Beginning of Period                                     71,321          78,708         232,083         276,917
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             68,170          71,321         214,502         232,083
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                               $    437,393    $  1,478,623    $    803,173    $  2,024,781
  Proceeds from sales of securities                                          501,966       1,679,974         960,980       2,515,878
  Purchases of long-term U.S. government obligations                              --              --              --              --
  Proceeds from sales of long-term U.S. government obligations                    --              --              --              --

                                                                                   Janus
For the six months ended April 30, 2002 (unaudited)                                Twenty
and for the fiscal year ended October 31, 2001                                      Fund
(all numbers in thousands)                                                  2002            2001

----------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $     34,994    $    128,351
  Net realized gain/(loss) from investment and
    foreign currency transactions                                            173,967     (4,007,491)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                     (1,120,304)    (10,470,952)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            (911,343)    (14,350,092)
----------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   (131,262)             --
  Net realized gain from investment transactions*                                 --       (760,204)
----------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (131,262)       (760,204)
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                616,008       2,567,807
  Reinvested dividends and distributions                                     128,042         742,316
  Shares repurchased                                                     (1,682,339)     (4,829,640)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    (938,289)     (1,519,517)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (1,980,894)    (16,629,813)
Net Assets:
  Beginning of period                                                     14,378,453      31,008,266
----------------------------------------------------------------------------------------------------
  End of period                                                         $ 12,397,559    $ 14,378,453
----------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $ 15,744,122    $ 16,682,411
  Accumulated net investment income/(loss)*                                   32,052         128,320
  Accumulated net realized gain/(loss) from investments*                 (3,833,878)     (4,007,845)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                        455,263       1,575,567
----------------------------------------------------------------------------------------------------
                                                                        $ 12,397,559    $ 14,378,453
----------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 16,473          53,023
  Reinvested distributions                                                     3,353          12,270
----------------------------------------------------------------------------------------------------
Total                                                                         19,826          65,293
----------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (45,527)       (105,548)
Net Increase/(Decrease) in Fund Shares                                      (25,701)        (40,255)
  Shares Outstanding, Beginning of Period                                    396,030         436,285
----------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            370,329         396,030
----------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                               $  1,960,527    $  8,206,403
  Proceeds from sales of securities                                        3,940,995      11,022,989
  Purchases of long-term U.S. government obligations                          20,288              --
  Proceeds from sales of long-term U.S. government obligations                    --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2002  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                   Janus                           Janus
For the six months ended April 30, 2002 (unaudited)                               Venture                        Worldwide
and for the fiscal year ended October 31, 2001                                      Fund                            Fund
(all numbers in thousands)                                                  2002            2001            2002            2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                          $    (4,175)    $    (4,689)    $     33,121    $    147,975
  Net realized gain/(loss) from investment and
    foreign currency transactions                                             30,408       (254,656)       (678,613)     (3,999,127)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                         158,426       (493,334)       1,145,465     (9,146,957)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              184,659       (752,679)         499,973    (12,998,109)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                          --              --         (6,067)       (216,419)
  Net realized gain from investment transactions*                                 --       (377,370)              --     (3,433,186)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                     --       (377,370)         (6,067)     (3,649,605)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                 27,711          72,253       1,814,179       4,400,917
  Reinvested dividends and distributions                                          --         354,857           5,915       3,556,158
  Shares repurchased                                                        (88,243)       (210,432)     (3,545,273)     (8,753,221)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     (60,532)         216,678     (1,725,179)       (796,146)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                        124,127       (913,371)     (1,231,273)    (17,443,860)
Net Assets:
  Beginning of period                                                      1,009,278       1,922,649      20,331,383      37,775,243
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                         $  1,133,405    $  1,009,278    $ 19,100,110    $ 20,331,383
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $  1,176,292    $  1,236,824    $ 23,133,122    $ 24,858,301
  Accumulated net investment income/(loss)*                                  (4,174)               1          33,368           6,314
  Accumulated net realized gain/(loss) from investments*                   (227,252)       (257,660)     (4,906,807)     (4,228,194)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                        188,539          30,113         840,427       (305,038)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        $  1,133,405    $  1,009,278    $ 19,100,110    $ 20,331,383
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                    658           1,505          42,710          85,230
  Reinvested distributions                                                        --           6,959             140          60,334
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                            658           8,464          42,850         145,564
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                         (2,099)         (4,515)        (83,395)       (173,452)
Net Increase/(Decrease) in Fund Shares                                       (1,441)           3,949        (40,545)        (27,888)
  Shares Outstanding, Beginning of Period                                     27,286          23,337         506,080         533,968
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             25,845          27,286         465,535         506,080
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                               $    540,506    $    871,695    $  5,966,790    $ 19,655,930
  Proceeds from sales of securities                                          581,849         924,919       7,169,603      23,685,720
  Purchases of long-term U.S. government obligations                              --              --              --              --
  Proceeds from sales of long-term U.S. government obligations                    --              --              --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

88  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                            Janus Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     22.11   $     44.00   $     42.78   $     27.97   $     29.36   $     26.65
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.03)            --            --            --         (.02)           .15
  Net gains/(losses) on securities
  (both realized and unrealized)                           .88       (17.50)          6.44         15.63          3.70          5.69
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .85       (17.50)          6.44         15.63          3.68          5.84
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --         (.23)         (.21)
  Distributions (from capital gains)*                       --        (4.39)        (5.22)         (.82)        (4.84)        (2.92)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --        (4.39)        (5.22)         (.82)        (5.07)        (3.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     22.96   $     22.11   $     44.00   $     42.78   $     27.97   $     29.36
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           3.84%      (43.42)%        15.60%        56.75%        15.12%        24.18%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $22,682,610   $23,513,436   $46,467,747   $35,834,730   $20,721,262   $19,029,334
Average Net Assets for the Period
  (in thousands)                                   $24,859,836   $34,254,548   $45,103,049   $28,993,305   $20,777,322   $17,515,216
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.85%         0.84%         0.85%         0.85%         0.87%         0.87%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.84%         0.83%         0.84%         0.84%         0.86%         0.86%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.23)%       (0.16)%       (0.19)%       (0.14)%            --         0.85%
Portfolio Turnover Rate***                                 33%           51%           65%           63%           70%          132%

For a share outstanding during the
six months ended April 30, 2002 (unaudited)               Janus Fund 2
and through the period ended October 31                2002         2001(2)

----------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      6.83   $     10.00
----------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.02)            --
  Net gains/(losses) on securities
  (both realized and unrealized)                         (.24)        (3.17)
----------------------------------------------------------------------------
Total from Investment Operations                         (.26)        (3.17)
----------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --
  Distributions (from capital gains)*                       --            --
----------------------------------------------------------------------------
Total Distributions                                         --            --
----------------------------------------------------------------------------
Net Asset Value, End of Period                     $      6.57   $      6.83
----------------------------------------------------------------------------
Total Return**                                         (3.95)%      (31.70)%
----------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   338,191   $   370,433
Average Net Assets for the Period
  (in thousands)                                   $   383,211   $   464,753
Ratio of Gross Expenses to
  Average Net Assets***(1)                               1.07%         1.06%
Ratio of Net Expenses to
  Average Net Assets***(1)                               1.03%         1.00%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.57)%       (0.14)%
Portfolio Turnover Rate***                                227%          276%

(1)  See "Explanation of Charts and Tables."
(2) Fiscal period from December 29, 2000 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2002  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                       Janus Balanced Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     19.27   $     22.83   $     21.79   $     17.22   $     16.73   $     15.20
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .23           .56           .61           .42           .33           .36
  Net gain/(loss) on securities
  (both realized and unrealized)                           .22        (2.48)          1.33          4.69          2.00          2.88
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .45        (1.92)          1.94          5.11          2.33          3.24
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.22)         (.61)         (.58)         (.43)         (.35)         (.36)
  Distributions (from capital gains)*                       --        (1.03)         (.32)         (.11)        (1.49)        (1.35)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.22)        (1.64)         (.90)         (.54)        (1.84)        (1.71)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     19.50   $     19.27   $     22.83   $     21.79   $     17.22   $     16.73
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           2.34%       (8.83)%         8.93%        29.89%        15.48%        23.38%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 4,418,593   $ 4,410,240   $ 4,773,381   $ 2,929,769   $   830,049   $   360,159
Average Net Assets for the Period
  (in thousands)                                   $ 4,455,928   $ 4,663,032   $ 4,072,183   $ 1,953,809   $   536,524   $   283,220
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.85%         0.85%         0.87%         0.92%         1.03%         1.12%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.83%         0.83%         0.85%         0.91%         1.01%         1.10%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        2.37%         2.79%         2.92%         2.37%         2.34%         2.63%
Portfolio Turnover Rate***                                 93%          117%           87%           64%           73%          139%

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                      Janus Core Equity Fund
and through each fiscal year ended October 31          2002          2001          2000          1999         1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     16.78   $     24.25   $     22.57   $     15.59   $     13.98   $     11.29
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .04           .17           .15           .14           .05           .09
  Net gain/(loss) on securities
    (both realized and unrealized)                        1.25        (4.98)          2.25          7.17          2.47          3.11
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.29        (4.81)          2.40          7.31          2.52          3.20
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.09)         (.13)         (.14)         (.15)         (.03)         (.12)
  Distributions (from capital gains)*                       --        (2.53)         (.58)         (.18)         (.88)         (.39)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.09)        (2.66)         (.72)         (.33)         (.91)         (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     17.98   $     16.78   $     24.25   $     22.57   $     15.59   $     13.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           7.64%      (21.70)%        10.65%        47.22%        19.21%        29.46%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   897,733   $   732,949   $ 1,026,503   $   781,319   $   200,782   $    74,325
Average Net Assets for the Period
  (in thousands)                                   $   834,620   $   875,515   $ 1,019,261   $   571,009   $   133,613   $    46,054
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.94%         0.95%         0.95%         1.02%         1.21%         1.48%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.91%         0.93%         0.93%         1.01%         1.18%         1.45%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.50%         0.85%         0.65%         0.81%         0.41%         0.62%
Portfolio Turnover Rate***                                 82%          115%          116%           81%          101%          180%

(1)  See "Explanation of Charts and Tables."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

90  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                      Janus Enterprise Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     29.67   $     68.41   $     58.64   $     32.33   $     30.86   $     31.19
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.08)            --            --            --            --            --
  Net gains/(losses) on securities
    (both realized and unrealized)                      (1.14)       (38.74)         13.10         30.61          3.43           .95
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.22)       (38.74)         13.10         30.61          3.43           .95
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --            --            --
  Distributions (from capital gains)*                       --            --        (3.33)        (4.30)        (1.96)        (1.28)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --        (3.33)        (4.30)        (1.96)        (1.28)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     28.45   $     29.67   $     68.41   $     58.64   $     32.33   $     30.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (4.11)%      (56.63)%        22.29%       104.09%        11.79%         3.31%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 2,623,544   $ 3,071,818   $ 8,084,564   $ 2,329,698   $   558,999   $   551,828
Average Net Assets for the Period
  (in thousands)                                   $ 2,927,128   $ 4,858,360   $ 7,265,824   $ 1,126,839   $   551,467   $   613,784
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.95%         0.92%         0.90%         0.98%         1.08%         1.07%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.92%         0.90%         0.88%         0.95%         1.06%         1.04%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.50)%       (0.55)%       (0.65)%       (0.67)%       (0.67)%       (0.61)%
Portfolio Turnover Rate***                                 86%           85%           80%           98%          134%          111%

For a share outstanding during the
six months ended April 30, 2002 (unaudited)
and through each fiscal year or                               Janus Global Life Sciences Fund
period ended October 31                                2002          2001          2000        1999(2)

--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     16.96   $     22.41   $     11.97   $     10.00
--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                  (.05)            --           .02            --
  Net gains/(losses) on securities
    (both realized and unrealized)                      (1.05)        (5.43)         10.42          1.97
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.10)        (5.43)         10.44          1.97
--------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --         (.02)            --            --
  Distributions (from capital gains)*                       --            --            --            --
--------------------------------------------------------------------------------------------------------
Total Distributions                                         --         (.02)            --            --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     15.86   $     16.96   $     22.41   $     11.97
--------------------------------------------------------------------------------------------------------
Total Return**                                         (6.49)%      (24.26)%        87.22%        19.70%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 2,004,500   $ 2,415,086   $ 4,267,458   $   344,436
Average Net Assets for the Period
  (in thousands)                                   $ 2,253,051   $ 2,957,777   $ 2,987,158   $   227,552
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.92%         0.93%         0.97%         1.21%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.91%         0.91%         0.94%         1.19%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.54)%       (0.32)%         0.14%       (0.41)%
Portfolio Turnover Rate***                                 53%           84%          147%          235%

(1)  See "Explanation of Charts and Tables."
(2) Fiscal period from December 31, 1998 (inception) to October 31, 1999. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2002  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the
six months ended April 30, 2002 (unaudited)
and through each fiscal year or                                Janus Global Technology Fund
period ended October 31                                2002          2001          2000        1999(2)

--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     10.83   $     27.44   $     20.95   $     10.00
--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                  (.01)           .36         (.02)            --
  Net gains/(losses) on securities
    (both realized and unrealized)                       (.85)       (16.64)          6.71         10.95
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (.86)       (16.28)          6.69         10.95
--------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --         (.16)         (.02)            --
  Distributions (from capital gains)*                       --            --         (.18)            --
  Tax return of capital*                                    --         (.17)            --            --
--------------------------------------------------------------------------------------------------------
Total Distributions                                         --         (.33)         (.20)            --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      9.97   $     10.83   $     27.44   $     20.95
--------------------------------------------------------------------------------------------------------
Total Return**                                         (7.94)%      (59.95)%        31.99%       109.40%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 1,924,380   $ 2,275,691   $ 7,564,492   $ 3,334,514
Average Net Assets for the Period
  (in thousands)                                   $ 2,353,611   $ 4,009,850   $ 8,883,777   $ 1,265,552
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.95%         0.92%         0.91%         1.04%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.94%         0.90%         0.90%         1.02%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.18)%         0.55%         0.17%       (0.11)%
Portfolio Turnover Rate***                                 66%           60%           47%           31%

For a share outstanding during the
six months ended April 30, 2002 (unaudited)         Janus Global Value Fund
and through the period ended October 31                2002        2001(3)

----------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      9.68   $     10.00
----------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .02           .02
  Net gain/(loss) on securities
    (both realized and unrealized)                        2.02         (.34)
----------------------------------------------------------------------------
Total from Investment Operations                          2.04         (.32)
----------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.02)            --
  Distributions (from capital gains)*                    (.01)            --
----------------------------------------------------------------------------
Total Distributions                                      (.03)            --
----------------------------------------------------------------------------
Net Asset Value, End of Period                     $     11.69   $      9.68
----------------------------------------------------------------------------
Total Return**                                          20.97%       (3.10)%
----------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   209,034   $    63,425
Average Net Assets for the Period
  (in thousands)                                   $   109,068   $    54,832
Ratio of Gross Expenses to
  Average Net Assets***(1)                               1.05%         1.52%
Ratio of Net Expenses to
  Average Net Assets***(1)                               1.03%         1.50%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.68%         0.64%
Portfolio Turnover Rate***                                 15%            0%

(1)  See "Explanation of Charts and Tables."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
(3) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

92  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                   Janus Growth and Income Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     27.99   $     40.88   $     36.84   $     26.45   $     25.07   $     20.05
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .09           .32           .18           .26           .08           .01
  Net gain/(loss) on securities
    (both realized and unrealized)                         .59       (11.24)          5.84         12.27          3.72          6.98
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .68       (10.92)          6.02         12.53          3.80          6.99
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.11)         (.35)         (.14)         (.27)         (.04)         (.11)
  Distributions (from capital gains)*                       --        (1.62)        (1.84)        (1.87)        (2.38)        (1.86)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.11)        (1.97)        (1.98)        (2.14)        (2.42)        (1.97)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     28.56   $     27.99   $     40.88   $     36.84   $     26.45   $     25.07
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           2.42%      (27.66)%        16.44%        49.59%        16.73%        37.78%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 6,914,282   $ 6,575,281   $ 9,305,835   $ 5,836,885   $ 2,819,079   $ 1,888,999
Average Net Assets for the Period
  (in thousands)                                   $ 7,076,413   $ 7,758,499   $ 8,594,302   $ 4,375,277   $ 2,478,899   $ 1,415,563
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.88%         0.87%         0.89%         0.92%         0.96%         0.98%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.87%         0.86%         0.88%         0.90%         0.94%         0.96%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.61%         0.96%         0.49%         0.37%         0.33%         0.30%
Portfolio Turnover Rate***                                 40%           59%           41%           43%           95%          127%

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                        Janus Mercury Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     19.14   $     40.59   $     35.65   $     20.77   $     18.65   $     18.20
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --           .04           .03            --         (.01)         (.01)
  Net gains/(losses) on securities
    (both realized and unrealized)                      (1.04)       (17.05)          8.18         16.89          4.07          2.82
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.04)       (17.01)          8.21         16.89          4.06          2.81
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.04)         (.03)            --            --         (.04)         (.08)
  Distributions (from capital gains)*                       --        (4.41)        (3.27)        (2.01)        (1.90)        (2.28)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.04)        (4.44)        (3.27)        (2.01)        (1.94)        (2.36)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     18.06   $     19.14   $     40.59   $     35.65   $     20.77   $     18.65
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (5.44)%      (46.21)%        22.99%        86.02%        24.75%        17.07%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 6,940,334   $ 7,910,482   $16,347,935   $ 9,059,883   $ 2,368,077   $ 1,971,049
Average Net Assets for the Period
  (in thousands)                                   $ 7,982,091   $11,243,108   $15,903,790   $ 5,258,427   $ 2,103,414   $ 2,045,901
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.92%         0.89%         0.89%         0.93%         0.97%         0.98%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.91%         0.88%         0.88%         0.91%         0.94%         0.96%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.03)%         0.16%         0.08%       (0.39)%       (0.33)%         0.21%
Portfolio Turnover Rate***                                 78%           83%           71%           89%          105%          157%

(1)  See "Explanation of Charts and Tables."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2002  93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                        Janus Olympus Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     24.59   $     50.50   $     40.87   $     21.70   $     18.41   $     14.86
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                  (.02)           .13           .21           .02            --           .04
  Net gains/(losses) on securities
    (both realized and unrealized)                        1.84       (25.42)         11.21         19.15          4.05          3.64
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.82       (25.29)         11.42         19.17          4.05          3.68
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.11)         (.23)         (.01)            --         (.04)         (.13)
  Distributions (from capital gains)*                       --         (.39)        (1.78)            --         (.72)            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.11)         (.62)        (1.79)            --         (.76)         (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     26.30   $     24.59   $     50.50   $     40.87   $     21.70   $     18.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           7.38%      (50.61)%        28.05%        88.34%        23.10%        24.98%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 3,094,117   $ 3,074,317   $ 7,695,784   $ 3,887,448   $   947,494   $   615,651
Average Net Assets for the Period
  (in thousands)                                   $ 3,320,075   $ 4,767,090   $ 7,594,158   $ 2,268,894   $   774,434   $   517,424
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.92%         0.91%         0.91%         0.95%         1.01%         1.06%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.89%         0.89%         0.90%         0.93%         0.98%         1.03%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.14)%         0.34%         0.51%         0.06%       (0.21)%         0.26%
Portfolio Turnover Rate***                                 90%          118%           96%           91%          123%          244%

For a share outstanding during the
six months ended April 30, 2002 (unaudited)
and through each fiscal year or                               Janus Orion Fund
period ended October 31                                2002          2001        2000(2)

------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      5.21   $      8.81   $     10.00
------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.01)            --           .02
  Net gains/(losses) on securities
    (both realized and unrealized)                         .34        (3.58)        (1.21)
------------------------------------------------------------------------------------------
Total from Investment Operations                           .33        (3.58)        (1.19)
------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --         (.02)            --
  Distributions (from capital gains)*                       --            --            --
------------------------------------------------------------------------------------------
Total Distributions                                         --         (.02)            --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      5.54   $      5.21   $      8.81
------------------------------------------------------------------------------------------
Total Return**                                           6.33%      (40.69)%      (11.90)%
------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   599,175   $   602,303   $ 1,127,628
Average Net Assets for the Period
  (in thousands)                                   $   654,396   $   762,142   $ 1,086,834
Ratio of Gross Expenses to
  Average Net Assets***(1)                               1.07%         1.06%         1.14%
Ratio of Net Expenses to
  Average Net Assets***(1)                               1.04%         1.03%         1.12%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.34)%       (0.06)%         0.82%
Portfolio Turnover Rate***                                169%          206%           35%

(1)  See "Explanation of Charts and Tables."
(2) Fiscal period from June 30, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

94  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                       Janus Overseas Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     18.44   $     33.44   $     25.35   $     17.95   $     17.94   $     14.81
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .04           .28           .01            --           .08           .04
  Net gains/(losses) on securities
    (both realized and unrealized)                        1.09       (11.42)          8.22          7.49           .54          3.39
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.13       (11.14)          8.23          7.49           .62          3.43
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.10)         (.20)            --         (.09)         (.10)         (.04)
  Distributions (from capital gains)*                       --        (3.66)         (.14)            --         (.51)         (.26)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.10)        (3.86)         (.14)         (.09)         (.61)         (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     19.47   $     18.44   $     33.44   $     25.35   $     17.95   $     17.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           6.20%      (37.09)%        32.59%        41.77%         3.55%        23.56%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 4,742,645   $ 4,988,637   $ 9,380,308   $ 5,639,980   $ 3,889,098   $ 3,205,197
Average Net Assets for the Period
  (in thousands)                                   $ 5,050,843   $ 6,945,505   $ 9,862,835   $ 4,577,552   $ 3,948,710   $ 2,093,370
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.89%         0.87%         0.89%         0.92%         0.96%         1.03%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.88%         0.85%         0.88%         0.91%         0.94%         1.01%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.40%         0.77%         0.22%       (0.03)%         0.58%         0.81%
Portfolio Turnover Rate***                                 54%           65%           62%           92%          105%           72%

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                 Janus Special Situations Fund
and through each fiscal year or
period ended October 31                                2002          2001          2000          1999          1998        1997(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     13.16   $     21.60   $     22.75   $     14.57   $     14.08   $     10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment loss                                    (.02)            --            --            --            --            --
  Net gains/(losses) on securities
    (both realized and unrealized)                        1.46        (7.12)          2.16          8.22          1.15          4.08
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.44        (7.12)          2.16          8.22          1.15          4.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.01)            --            --            --            --            --
  Distributions (from capital gains)*                       --        (1.32)        (3.31)         (.04)         (.66)            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.01)        (1.32)        (3.31)         (.04)         (.66)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     14.59   $     13.16   $     21.60   $     22.75   $     14.57   $     14.08
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          10.78%      (34.49)%         9.33%        56.54%         8.49%        40.80%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   994,322   $   938,920   $ 1,700,314   $ 1,196,978   $   786,317   $   333,777
Average Net Assets for the Period
  (in thousands)                                   $ 1,014,014   $ 1,323,720   $ 1,684,178   $ 1,000,549   $   716,123   $   168,215
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.99%         0.98%         0.96%         1.00%         1.08%         1.20%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.96%         0.94%         0.94%         0.98%         1.05%         1.18%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.27)%       (0.15)%       (0.58)%       (0.76)%       (0.49)%       (0.08)%
Portfolio Turnover Rate***                                 89%          113%           58%          104%          117%          146%

(1)  See "Explanation of Charts and Tables."
(2) Fiscal period from December 31, 1996 (inception) to October 31, 1997. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2002  95

For a share outstanding during the
six months ended April 30, 2002 (unaudited)
and through each fiscal year or                          Janus Strategic Value Fund
period ended October 31                                2002          2001        2000(2)

------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      8.42   $     11.29   $     10.00
------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --           .03           .01
  Net gain/(loss) on securities
    (both realized and unrealized)                         .99        (2.65)          1.28
------------------------------------------------------------------------------------------
Total from Investment Operations                           .99        (2.62)          1.29
------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.02)         (.02)            --
  Distributions (from capital gains)*                       --         (.23)            --
------------------------------------------------------------------------------------------
Total Distributions                                      (.02)         (.25)            --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      9.39   $      8.42   $     11.29
------------------------------------------------------------------------------------------
Total Return**                                          11.82%      (23.61)%        12.90%
------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 2,014,649   $ 1,954,667   $ 3,126,948
Average Net Assets for the Period
  (in thousands)                                   $ 2,034,639   $ 2,665,589   $ 2,840,620
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.99%         0.92%         1.02%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.96%         0.91%         0.99%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.11)%         0.29%         0.14%
Portfolio Turnover Rate***                                 80%           77%           72%

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                        Janus Twenty Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     36.31   $     71.07   $     69.72   $     42.98   $     35.16   $     31.90
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .10           .32            --           .21           .12         (.09)
  Net gains/(losses) on securities
    (both realized and unrealized)                      (2.59)       (33.33)          5.62         26.97         12.26          8.85
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (2.49)       (33.01)          5.62         27.18         12.38          8.76
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.34)            --         (.19)         (.14)         (.10)         (.18)
  Distributions (from capital gains)*                       --        (1.75)        (4.08)         (.30)        (4.46)        (5.32)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.34)        (1.75)        (4.27)         (.44)        (4.56)        (5.50)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     33.48   $     36.31   $     71.07   $     69.72   $     42.98   $     35.16
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (6.96)%      (47.43)%         7.40%        63.51%        40.58%        31.65%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $12,397,559   $14,378,453   $31,008,266   $28,793,112   $11,254,870   $ 5,871,070
Average Net Assets for the Period
  (in thousands)                                   $14,377,178   $20,320,750   $34,528,876   $22,206,982   $ 8,025,121   $ 4,989,616
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.88%         0.84%         0.86%         0.88%         0.91%         0.93%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.87%         0.84%         0.85%         0.87%         0.90%         0.91%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.49%         0.63%       (0.13)%         0.40%         0.39%         0.33%
Portfolio Turnover Rate***                                 37%           50%           27%           40%           54%          123%

(1)  See "Explanation of Charts and Tables."
(2) Fiscal period from February 29, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

96  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                        Janus Venture Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     36.99   $     82.39   $     89.71   $     49.81   $     58.84   $     57.16
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.16)            --            --            --         (.09)           .16
  Net gains/(losses) on securities
    (both realized and unrealized)                        7.02       (29.02)          6.94         44.31           .43          6.80
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          6.86       (29.02)          6.94         44.31           .34          6.96
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --         (.07)            --
  Distributions (from capital gains)*                       --       (16.38)       (14.26)        (4.41)        (9.30)        (5.28)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --       (16.38)       (14.26)        (4.41)        (9.37)        (5.28)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     43.85   $     36.99   $     82.39   $     89.71   $     49.81   $     58.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          18.55%      (40.67)%         3.79%        94.42%         1.07%        13.38%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 1,133,405   $ 1,009,278   $ 1,922,649   $ 1,860,355   $ 1,035,868   $ 1,252,341
Average Net Assets for the Period
  (in thousands)                                   $ 1,112,633   $ 1,312,759   $ 2,504,381   $ 1,350,642   $ 1,174,220   $ 1,379,145
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.90%         0.87%         0.87%         0.93%         0.94%         0.94%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.88%         0.86%         0.86%         0.92%         0.93%         0.92%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.76)%       (0.36)%       (0.35)%       (0.55)%       (0.29)%         0.11%
Portfolio Turnover Rate***                                 90%           70%           87%          104%           90%          146%

For a share outstanding during the
six months ended April 30, 2002 (unaudited)                                       Janus Worldwide Fund
and through each fiscal year ended October 31          2002          2001          2000          1999          1998          1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     40.17   $     70.74   $     58.87   $     41.52   $     40.05   $     34.60
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .07           .39           .03           .02          1.26         (.08)
  Net gains/(losses) on securities
    (both realized and unrealized)                         .80       (24.04)         13.15         17.51          3.01          7.73
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .87       (23.65)         13.18         17.53          4.27          7.65
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.01)         (.41)         (.03)         (.18)        (1.35)         (.15)
  Distributions (from capital gains)*                       --        (6.51)        (1.28)            --        (1.45)        (2.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.01)        (6.92)        (1.31)         (.18)        (2.80)        (2.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     41.03   $     40.17   $     70.74   $     58.87   $     41.52   $     40.05
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           2.17%      (36.56)%        22.41%        42.33%        11.40%        23.34%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $19,100,110   $20,331,383   $37,775,243   $24,091,321   $13,931,990   $10,358,225
Average Net Assets for the Period
  (in thousands)                                   $20,695,907   $27,993,000   $38,726,913   $18,892,896   $13,078,350   $ 7,783,669
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.87%         0.87%         0.88%         0.89%         0.92%         0.97%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.85%         0.85%         0.86%         0.88%         0.90%         0.95%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.32%         0.53%         0.13%         0.07%         0.47%         0.65%
Portfolio Turnover Rate***                                 64%           78%           58%           68%           86%           79%

(1)  See "Explanation of Charts and Tables."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2002  97

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NOTES TO SCHEDULES OF INVESTMENTS


*       Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.
(omega) Rate is subject to change. Rate shown reflects current rate.
(pi) Security is a defaulted security in Janus Special Situations Fund and Janus Strategic Value Fund with interest in the amount of $238,222, and $363,565, respectively, that was written-off August 21, 2001.
(delta) Security is a defaulted security in Janus Global Technology Fund with interest in the amount of $1,268,000 that was written-off December 10, 2001.

ss.  SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                      Value as
                                     Acquisition    Acquisition         Fair            % of
                                        Date            Cost            Value        Net Assets
-----------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cerus Corp.                            8/30/00     $ 35,000,000     $ 35,847,000        1.79%
Immunomedics, Inc.                     2/18/00       10,350,000        8,512,875        0.43%
NPS Pharmaceuticals, Inc.              4/19/00        7,296,660       18,126,119        0.90%
OSI Pharmaceuticals, Inc.              2/25/00       15,302,465       28,777,636        1.44%
Pharmaceutical Resources, Inc.          9/6/01       45,093,240       41,753,000        2.08%
                                                                    ---------------------------
                                                                    $133,016,630        6.64%
-----------------------------------------------------------------------------------------------
Janus Global Technology Fund
Yipes Communication Group, Inc.        9/19/00     $ 14,999,998     $          0        0.00%
-----------------------------------------------------------------------------------------------
Janus Venture Fund
Cerus Corp.                            8/30/00     $ 12,500,000     $ 12,802,500        1.13%
Plumtree Software, Inc. - Series E     5/19/00        4,000,003        4,000,003        0.35%
                                                                    ---------------------------
                                                                    $ 16,802,503        1.48%
-----------------------------------------------------------------------------------------------

The Funds have registration rights for certain restricted securities held as of April 30, 2002. The issuer incurs all registration costs.

Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

98  Janus Equity Funds  April 30, 2002

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# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2002:

                                                       Purchases                            Sales                      Realized
                                                 Shares          Cost              Shares             Cost            Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Apria Healthcare Group, Inc.                  1,623,235    $    35,960,392                 --                 --                 --
Apogent Technologies, Inc.                    1,709,825         42,332,200                 --                 --                 --
Linear Technology Corp.                         581,250         26,673,330          1,152,970    $    37,312,596    $    13,050,198
Maxim Integrated Products, Inc.                      --                 --            918,270         52,050,483         (2,383,459)
MGIC Investment Corp.                           429,275         23,000,868                 --                 --                 --
Millipore Corp.(1)                               62,195          2,609,684                 --                 --                 --
Park Place Entertainment Corp.                       --                 --          6,290,645         74,130,181         (6,230,024)
Univision Communications, Inc. -
  Class A                                            --                 --            583,680         29,058,917         (8,410,443)
------------------------------------------------------------------------------------------------------------------------------------
                                                           $   130,576,474                       $   192,552,177    $    (3,973,728)
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.                                           --                 --          3,276,930    $   171,335,058    $  (113,848,301)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc                           49,560    $       731,889                 --                 --                 --
Cellegy Pharmaceuticals, Inc.                        --                 --            718,000    $     4,487,500    $    (2,694,924)
Pharmacia Corp.                                 789,630         34,128,318                 --                 --                 --
Symyx Technologies, Inc.                             --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                           $    34,860,207                       $     4,487,500    $    (2,694,924)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Microsemi Corp.                                  75,510    $     2,564,727            778,045    $    22,570,954    $    (9,487,638)
Yipes Communication Group, Inc.                      --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                           $     2,564,727                       $    22,570,954    $    (9,487,638)
------------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund
Blockbuster, Inc. - Class A                   1,732,075    $    39,273,068            541,750    $    13,264,941    $     1,449,327
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                    --                 --                 --                 --                 --
Magnum Hunter Resources, Inc.(2)                450,000    $     3,582,377                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                           $     3,582,377                                    --                 --
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
Dynacare, Inc.                                1,844,415    $    20,288,565            116,305    $     1,279,355    $       578,028
School Specialty, Inc.                               --                 --            235,780          4,558,256          1,157,134
Stellent, Inc.                                  400,640          7,122,984            273,445         11,749,650         (7,450,284)
Talx Corp.                                           --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                           $    27,411,549                       $    17,587,261    $    (5,715,122)
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Grupo Televisa S.A. (ADR)                            --                 --            155,770    $    10,514,475    $    (4,194,797)
------------------------------------------------------------------------------------------------------------------------------------

                                            Dividend         Market Value
                                             Income           at 4/30/02
--------------------------------------------------------------------------
Janus Fund
Apria Healthcare Group, Inc.                         --    $    99,270,234
Apogent Technologies, Inc.                           --        144,092,416
Linear Technology Corp.                 $     2,113,135      1,004,053,216
Maxim Integrated Products, Inc.                      --      1,023,620,076
MGIC Investment Corp.                           350,318        499,973,850
Millipore Corp.(1)                              274,766        102,274,597
Park Place Entertainment Corp.                       --        118,219,236
Univision Communications, Inc. -
  Class A                                            --        471,709,738
--------------------------------------------------------------------------
                                        $     2,738,219    $ 3,463,213,363
--------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.                                           --    $    10,051,152
--------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc                               --    $    22,636,878
Cellegy Pharmaceuticals, Inc.                        --                 --
Pharmacia Corp.                                      --         32,556,445
Symyx Technologies, Inc.                             --         30,967,174
--------------------------------------------------------------------------
                                                     --    $    86,160,497
--------------------------------------------------------------------------
Janus Global Technology Fund
Microsemi Corp.                                      --                 --
Yipes Communication Group, Inc.                      --                  0
--------------------------------------------------------------------------
                                                     --                 --
--------------------------------------------------------------------------
Janus Olympus Fund
Blockbuster, Inc. - Class A             $        34,642    $    34,043,295
--------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                    --    $    36,968,124
Magnum Hunter Resources, Inc.(2)                     --         14,433,224
--------------------------------------------------------------------------
                                                     --    $    51,401,348
--------------------------------------------------------------------------
Janus Venture Fund
Dynacare, Inc.                                       --    $    29,187,778
School Specialty, Inc.                               --         19,433,308
Stellent, Inc.                                       --          5,187,577
Talx Corp.                                           --         14,103,656
--------------------------------------------------------------------------
                                                     --    $    67,912,319
--------------------------------------------------------------------------
Janus Worldwide Fund
Grupo Televisa S.A. (ADR)                            --    $   310,107,708
--------------------------------------------------------------------------

(1)  Millipore Corp. had a .6768-per-1 spinoff into Mykrolis Corp. 2/28/02.
(2)  Magnum Hunter Resources, Inc. issued 1-per-5 warrants 3/22/02.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                          Janus Equity Funds  April 30, 2002  99

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NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Eighteen series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Olympus Fund, Janus Orion Fund, Janus Special Situations Fund, Janus Strategic Value Fund and Janus Twenty Fund, which are nondiversified.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The Funds may invest in money market funds, including funds managed by Janus Capital Management LLC ("Janus Capital"). During the period ended April 30, 2002, the following Funds recorded distributions from affiliated investment companies as dividend income.

                                                 Janus Government    Janus Money
                                                 Money Market Fund   Market Fund
--------------------------------------------------------------------------------
Janus Fund                                                 --         $ 15,393
Janus Balanced Fund                                        --           32,945
Janus Core Equity Fund                                     --           10,137
Janus Enterprise Fund                                      --           42,044
Janus Global Technology Fund                               --           25,342
Janus Growth and Income Fund                               --          147,290
Janus Olympus Fund                                         --           43,192
Janus Twenty Fund                                    $ 35,789          511,943
Janus Worldwide Fund                                       --          502,186
--------------------------------------------------------------------------------

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

100  Janus Equity Funds  April 30, 2002

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The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Funds may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for Janus Balanced and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining sixteen Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                         Janus Equity Funds  April 30, 2002  101

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

2.   INVESTMENT ADVISORY AGREEMENTS AND OTHER
     TRANSACTIONS WITH AFFILIATES

The advisory agreements with the Funds spell out the fees that the Funds must pay for the period. Each Fund's management fee is equal to 0.65% of average daily net assets.

Janus Services LLC, a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account (excluding Janus Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2002, are noted below.

                                DST Securities, Inc.    Fund
                                   Commissions        Expense
                                       Paid*         Reduction*        DST Fees
--------------------------------------------------------------------------------
Janus Fund                          $  415,190       $  311,470       $1,050,013
Janus Fund 2                             8,400            6,302           96,992
Janus Balanced Fund                     97,373           73,048           86,629
Janus Core Equity Fund                  15,571           11,681           95,886
Janus Enterprise Fund                  301,632          226,280          238,973
Janus Global Life Sciences Fund         21,250           15,941          334,935
Janus Global Technology Fund            21,600           16,204          492,103
Janus Global Value Fund                     --               --           14,772
Janus Growth and Income Fund            39,832           29,882          527,052
Janus Mercury Fund                     182,528          136,930          864,955
Janus Olympus Fund                      10,616            7,964          575,143
Janus Orion Fund                        45,000           33,758          154,193
Janus Overseas Fund                     18,358           13,772          147,438
Janus Special Situations Fund           12,318            9,240          183,975
Janus Strategic Value Fund              16,649           12,490          370,926
Janus Twenty Fund                       32,500           24,381        1,044,092
Janus Venture Fund                          --               --          103,458
Janus Worldwide Fund                   278,387          208,842          621,500
--------------------------------------------------------------------------------
* The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

102  Janus Equity Funds  April 30, 2002

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3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2001, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2007 and October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2002, are also noted below:

                                                                                                                  Net
                                     Accumulated       Federal Tax       Unrealized         Unrealized       Appreciation/
                                   Capital Losses          Cost         Appreciation      (Depreciation)    (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
Janus Fund                        $(6,986,754,693)   $18,698,322,233   $ 5,203,497,535   $(1,319,314,958)   $ 3,884,182,577
Janus Fund 2                         (163,499,644)       328,715,395        28,069,103       (27,022,875)         1,046,228
Janus Balanced Fund                  (182,947,768)     4,345,055,969       230,399,213      (186,125,760)        44,273,453
Janus Core Equity Fund               (105,049,533)       857,619,136        87,548,250       (47,129,446)        40,418,804
Janus Enterprise Fund              (3,462,603,292)     2,616,264,754       287,638,814      (259,711,237)        27,927,577
Janus Global Life Sciences Fund      (878,448,344)     1,846,842,749       298,244,212      (232,473,742)        65,770,470
Janus Global Technology Fund       (1,999,424,134)     2,079,896,121       152,090,547      (321,924,690)     (169,834,143)
Janus Global Value Fund                         --       192,844,093        17,695,174        (3,288,033)        14,407,141
Janus Growth and Income Fund         (215,381,490)     6,672,370,019       748,874,212      (509,197,616)       239,676,596
Janus Mercury Fund                 (4,096,152,918)     7,311,264,246       652,343,813    (1,151,950,690)     (496,606,877)
Janus Olympus Fund                 (1,535,860,428)     2,934,913,572       343,439,903      (142,023,515)       201,416,388
Janus Orion Fund                     (636,252,400)       547,883,020        75,170,263       (21,036,795)        54,133,468
Janus Overseas Fund                  (975,258,761)     4,316,557,413       688,991,979      (451,191,952)       237,800,027
Janus Special Situations Fund        (248,059,274)       976,427,844       154,265,498      (144,108,434)        10,157,064
Janus Strategic Value Fund           (376,030,268)     1,916,263,732       328,119,776      (220,745,757)       107,374,019
Janus Twenty Fund                  (4,007,814,206)    11,812,466,642     1,216,747,571      (761,515,285)       455,232,286
Janus Venture Fund                   (255,853,338)       961,244,610       283,764,018      (103,105,107)       180,658,911
Janus Worldwide Fund               (3,995,503,621)    18,072,543,224     2,263,020,087    (1,550,688,065)       712,332,022
---------------------------------------------------------------------------------------------------------------------------

                                         Janus Equity Funds  April 30, 2002  103

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EXPLANATION OF CHARTS AND TABLES (unaudited)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through April 30, 2002.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

104  Janus Equity Funds  April 30, 2002

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The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                         Janus Equity Funds  April 30, 2002  105

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--------------------------------------------------------------------------------

SHAREHOLDER MEETING

Each of the prosposals described below were considered at a special meeting of the Funds' Shareholders. The meeting was held on January 31, 2002, and was adjourned to February 20, 2002, with respect to certain matters for Janus Strategic Value Fund and Janus Orion Fund. Tabulations of the votes received on each of the proposals presented at the meetings appear below. Each vote reported represents a value held on the record date for each meeting.

PROPOSAL 1
To elect a board of Trustees of the Trust.

                                     Number of Shares              Percentage of Outstanding Shares    Percentage of Shares Voted
Trustees                Affirmative      Withheld         Total     Affirmative  Withheld    Total   Affirmative  Withheld    Total
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey      13,231,258,082   734,360,127   13,965,618,209    55.39%      3.07%     58.46%     94.74%      5.26%    100.00%
Dennis B. Mullen      13,643,194,130   322,424,079   13,965,618,209    57.11%      1.35%     58.46%     97.69%      2.31%    100.00%
James T. Rothe        13,644,665,214   320,952,995   13,965,618,209    57.12%      1.34%     58.46%     97.70%      2.30%    100.00%
William D. Stewart    13,646,777,141   318,841,068   13,965,618,209    57.13%      1.33%     58.46%     97.72%      2.28%    100.00%
Martin H. Waldinger   13,641,999,929   323,618,280   13,965,618,209    57.11%      1.35%     58.46%     97.68%      2.32%    100.00%
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2
To consider and approve new investment advisory agreements between Janus Investment Fund, on behalf of each Fund, and Janus Capital Corporation.

                                                                        Number of Shares
                                           Record
Fund                                    Total Shares      Affirmative        Against          Abstain
-------------------------------------------------------------------------------------------------------
Janus Fund                             1,069,613,945      518,236,484       20,905,993       30,198,417
Janus Fund 2                              54,251,649       25,335,207        1,097,208        1,029,647
Janus Balanced Fund                      229,567,457      116,557,463        2,861,057        8,408,044
Janus Core Equity Fund                    43,493,003       21,281,242          887,191          819,354
Janus Enterprise Fund                    104,532,047       52,421,423        1,404,370        1,686,943
Janus Global Life Sciences Fund          142,775,492       67,128,400        3,325,532        3,139,899
Janus Global Technology Fund             210,461,785      100,113,421        4,376,548        4,070,647
Janus Global Value Fund                    6,489,280        3,098,940          115,154          105,469
Janus Growth and Income Fund             235,431,021      112,483,228        4,109,230        4,631,620
Janus Mercury Fund                       415,555,951      201,846,053        6,934,168        7,302,940
Janus Olympus Fund                       125,552,800       60,384,474        2,538,887        2,877,603
Janus Orion Fund                         115,254,520       49,373,450        2,208,425        1,411,135
Janus Overseas Fund                      273,320,839      136,750,757        3,293,093        3,568,673
Janus Special Situations Fund             71,813,821       34,024,319        1,879,411        1,392,916
Janus Strategic Value Fund               233,458,650       98,887,593        4,833,099        3,663,110
Janus Twenty Fund                        403,693,379      218,289,377        7,997,777       11,480,916
Janus Venture Fund                        27,387,073       12,961,720          832,294          624,192
Janus Worldwide Fund                     509,973,989      268,823,135        6,560,687       14,773,034
-------------------------------------------------------------------------------------------------------

                                    Percentage of Outstanding Shares      Percentage of Shares Voted

Fund                                Affirmative   Against    Abstain   Affirmative   Against    Abstain
-------------------------------------------------------------------------------------------------------
Janus Fund                             48.45%      1.96%      2.82%       91.02%      3.67%      5.31%
Janus Fund 2                           46.70%      2.02%      1.90%       92.25%      4.00%      3.75%
Janus Balanced Fund                    50.77%      1.25%      3.66%       91.18%      2.24%      6.58%
Janus Core Equity Fund                 48.93%      2.04%      1.89%       92.58%      3.86%      3.56%
Janus Enterprise Fund                  50.15%      1.34%      1.61%       94.43%      2.53%      3.04%
Janus Global Life Sciences Fund        47.02%      2.33%      2.20%       91.21%      4.52%      4.27%
Janus Global Technology Fund           47.57%      2.08%      1.93%       92.22%      4.03%      3.75%
Janus Global Value Fund                47.75%      1.77%      1.63%       93.35%      3.47%      3.18%
Janus Growth and Income Fund           47.78%      1.74%      1.97%       92.79%      3.39%      3.82%
Janus Mercury Fund                     48.57%      1.67%      1.76%       93.41%      3.21%      3.38%
Janus Olympus Fund                     48.10%      2.02%      2.29%       91.77%      3.86%      4.37%
Janus Orion Fund                       42.84%      1.92%      1.22%       93.17%      4.17%      2.66%
Janus Overseas Fund                    50.03%      1.20%      1.31%       95.22%      2.29%      2.49%
Janus Special Situations Fund          47.38%      2.62%      1.94%       91.23%      5.04%      3.73%
Janus Strategic Value Fund             42.35%      2.07%      1.57%       92.09%      4.50%      3.41%
Janus Twenty Fund                      54.07%      1.98%      2.85%       91.81%      3.36%      4.83%
Janus Venture Fund                     47.33%      3.04%      2.28%       89.90%      5.77%      4.33%
Janus Worldwide Fund                   52.71%      1.29%      2.90%       92.65%      2.26%      5.09%
-------------------------------------------------------------------------------------------------------

106 and 107  Janus Equity Funds  April 30, 2002

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--------------------------------------------------------------------------------

SHAREHOLDER MEETING (continued)

PROPOSAL 3
To authorize the trustees to adopt an Amended and Restated Agreement and Declaration of Trust.

                                                                                 Number of Shares
                                          Record                                                                Broker
Fund                                   Total Shares      Affirmative         Against          Abstain         Non-Votes
------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                 23,887,649,912   12,373,917,860      894,447,064      243,937,574      453,315,711
------------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                      51.80%      3.74%      1.02%      1.90%     88.60%        6.40%      1.75%      3.25%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4A
To approve revisions to or rescission of the fundamental restriction concerning the diversification of a Fund's investments.

                                                                                 Number of Shares
                                           Record                                                                Broker
Fund                                    Total Shares      Affirmative         Against          Abstain         Non-Votes
------------------------------------------------------------------------------------------------------------------------
Janus Fund                             1,069,613,945      446,109,865       29,542,058       30,990,891       62,698,080
Janus Fund 2                              54,251,649       21,923,601        1,365,686        1,038,403        3,134,372
Janus Balanced Fund                      229,567,457       92,270,272        5,111,259        8,648,250       21,796,783
Janus Core Equity Fund                    43,493,003       16,194,274        1,210,339          848,267        4,734,907
Janus Enterprise Fund                    104,532,047       38,568,457        1,980,007        1,749,553       13,214,719
Janus Global Life Sciences Fund          142,775,492       50,837,586        4,102,766        3,247,442       15,406,037
Janus Global Technology Fund             210,461,785       75,499,903        5,141,531        4,109,909       23,809,273
Janus Global Value Fund                    6,489,280        2,967,574          151,518           99,278          101,193
Janus Growth and Income Fund             235,431,021       84,319,566        5,892,747        4,551,213       26,460,552
Janus Mercury Fund                       415,555,951      150,420,524        8,563,611        7,404,090       49,694,936
Janus Olympus Fund                       125,552,800       42,901,156        3,173,226        3,005,490       16,721,092
Janus Orion Fund                         115,254,520       35,586,200        2,766,586        1,376,437       13,263,787
Janus Overseas Fund                      273,320,839      106,296,279        6,050,557        3,899,015       27,366,672
Janus Special Situations Fund             71,813,821       26,203,112        2,399,597        1,390,454        7,303,483
Janus Strategic Value Fund               233,458,650       76,560,729        6,044,396        3,690,540       21,088,137
Janus Twenty Fund                        403,693,379      184,226,770       10,604,120       11,872,342       31,064,838
Janus Venture Fund                        27,387,073       11,527,941        1,073,223          643,009        1,174,033
Janus Worldwide Fund                     509,973,989      207,706,843        9,648,862       14,058,202       58,742,949
------------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Fund                                 41.71%      2.76%      2.90%       5.86%    78.36%        5.19%      5.44%      11.01%
Janus Fund 2                               40.41%      2.52%      1.91%       5.78%    79.83%        4.97%      3.78%      11.42%
Janus Balanced Fund                        40.19%      2.23%      3.77%       9.49%    72.18%        4.00%      6.77%      17.05%
Janus Core Equity Fund                     37.24%      2.78%      1.95%      10.89%    70.45%        5.26%      3.69%      20.60%
Janus Enterprise Fund                      36.90%      1.89%      1.67%      12.64%    69.48%        3.57%      3.15%      23.80%
Janus Global Life Sciences Fund            35.61%      2.87%      2.28%      10.79%    69.08%        5.58%      4.41%      20.93%
Janus Global Technology Fund               35.88%      2.44%      1.95%      11.31%    69.55%        4.74%      3.78%      21.93%
Janus Global Value Fund                    45.73%      2.33%      1.53%       1.56%    89.40%        4.56%      2.99%       3.05%
Janus Growth and Income Fund               35.82%      2.50%      1.93%      11.24%    69.56%        4.86%      3.75%      21.83%
Janus Mercury Fund                         36.20%      2.06%      1.78%      11.96%    69.61%        3.96%      3.43%      23.00%
Janus Olympus Fund                         34.17%      2.53%      2.39%      13.32%    65.20%        4.82%      4.57%      25.41%
Janus Orion Fund                           30.88%      2.40%      1.19%      11.51%    67.15%        5.22%      2.60%      25.03%
Janus Overseas Fund                        38.89%      2.21%      1.43%      10.01%    74.02%        4.21%      2.71%      19.06%
Janus Special Situations Fund              36.49%      3.34%      1.94%      10.17%    70.26%        6.43%      3.73%      19.58%
Janus Strategic Value Fund                 32.79%      2.59%      1.58%       9.03%    71.29%        5.63%      3.44%      19.64%
Janus Twenty Fund                          45.64%      2.63%      2.94%       7.69%    77.48%        4.46%      4.99%      13.07%
Janus Venture Fund                         42.09%      3.92%      2.35%       4.29%    79.96%        7.44%      4.46%       8.14%
Janus Worldwide Fund                       40.73%      1.89%      2.76%      11.52%    71.58%        3.33%      4.85%      20.24%
---------------------------------------------------------------------------------------------------------------------------------

108 and 109  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING (continued)

PROPOSAL 4B
To approve revisions to the fundamental restriction concerning a Fund's investments in commodities.

                                                                                 Number of Shares
                                           Record                                                                Broker
Fund                                    Total Shares      Affirmative         Against          Abstain         Non-Votes
------------------------------------------------------------------------------------------------------------------------
Janus Fund                             1,069,613,945      436,270,121       38,546,893       31,825,800       62,698,080
Janus Fund 2                              54,251,649       21,521,135        1,763,482        1,043,074        3,134,371
Janus Balanced Fund                      229,567,457       91,291,442        5,877,793        8,860,547       21,796,782
Janus Core Equity Fund                    43,493,003       15,787,111        1,548,654          917,115        4,734,907
Janus Enterprise Fund                    104,532,047       38,077,475        2,406,299        1,814,243       13,214,719
Janus Global Life Sciences Fund          142,775,492       49,914,015        4,948,250        3,325,529       15,406,037
Janus Global Technology Fund             210,461,785       74,189,258        6,351,788        4,210,297       23,809,273
Janus Global Value Fund                    6,489,280        2,941,514          176,539          100,317          101,193
Janus Growth and Income Fund             235,431,021       82,553,024        7,459,190        4,751,311       26,460,553
Janus Mercury Fund                       415,555,951      147,525,117       11,078,323        7,784,785       49,694,936
Janus Olympus Fund                       125,552,800       42,013,254        3,987,183        3,079,435       16,721,092
Janus Orion Fund                         115,254,520       34,808,064        3,490,778        1,430,381       13,263,787
Janus Overseas Fund                      273,320,839      105,399,417        6,850,915        3,995,520       27,366,671
Janus Special Situations Fund             71,813,821       25,627,757        2,910,740        1,454,666        7,303,483
Janus Strategic Value Fund               233,458,650       74,813,394        7,598,442        3,883,829       21,088,137
Janus Twenty Fund                        403,693,379      172,673,665       21,791,583       12,237,984       31,064,838
Janus Venture Fund                        27,387,073       11,241,207        1,344,656          658,310        1,174,033
Janus Worldwide Fund                     509,973,989      205,534,829       11,560,185       14,318,893       58,742,949
------------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Fund                                 40.79%      3.60%      2.98%       5.86%    76.63%        6.77%      5.59%      11.01%
Janus Fund 2                               39.67%      3.25%      1.92%       5.78%    78.37%        6.42%      3.80%      11.41%
Janus Balanced Fund                        39.77%      2.56%      3.86%       9.49%    71.42%        4.60%      6.93%      17.05%
Janus Core Equity Fund                     36.30%      3.56%      2.11%      10.89%    68.67%        6.74%      3.99%      20.60%
Janus Enterprise Fund                      36.43%      2.30%      1.73%      12.64%    68.59%        4.33%      3.27%      23.81%
Janus Global Life Sciences Fund            34.96%      3.47%      2.33%      10.79%    67.82%        6.73%      4.52%      20.93%
Janus Global Technology Fund               35.25%      3.02%      2.00%      11.31%    68.34%        5.85%      3.88%      21.93%
Janus Global Value Fund                    45.33%      2.72%      1.54%       1.56%    88.61%        5.32%      3.02%       3.05%
Janus Growth and Income Fund               35.06%      3.17%      2.02%      11.24%    68.10%        6.15%      3.92%      21.83%
Janus Mercury Fund                         35.50%      2.67%      1.87%      11.96%    68.27%        5.13%      3.60%      23.00%
Janus Olympus Fund                         33.46%      3.18%      2.45%      13.32%    63.85%        6.06%      4.68%      25.41%
Janus Orion Fund                           30.20%      3.03%      1.24%      11.51%    65.68%        6.59%      2.70%      25.03%
Janus Overseas Fund                        38.56%      2.51%      1.46%      10.01%    73.39%        4.77%      2.78%      19.06%
Janus Special Situations Fund              35.69%      4.05%      2.03%      10.17%    68.71%        7.81%      3.90%      19.58%
Janus Strategic Value Fund                 32.05%      3.25%      1.66%       9.03%    69.67%        7.07%      3.62%      19.64%
Janus Twenty Fund                          42.77%      5.40%      3.03%       7.70%    72.62%        9.16%      5.15%      13.07%
Janus Venture Fund                         41.05%      4.91%      2.40%       4.29%    77.96%        9.33%      4.57%       8.14%
Janus Worldwide Fund                       40.30%      2.27%      2.81%      11.52%    70.84%        3.98%      4.93%      20.25%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4C
To approve revisions to the fundamental restriction concerning the lending of a Fund's portfolio securities.

                                                                                 Number of Shares
                                           Record                                                                Broker
Fund                                    Total Shares      Affirmative         Against          Abstain         Non-Votes
------------------------------------------------------------------------------------------------------------------------
Janus Fund                             1,069,613,945      433,941,054       40,569,760       32,132,000       62,698,080
Janus Fund 2                              54,251,649       21,406,641        1,828,059        1,092,990        3,134,372
Janus Balanced Fund                      229,567,457       91,035,241        6,150,173        8,844,368       21,796,782
Janus Core Equity Fund                    43,493,003       15,757,187        1,584,009          911,684        4,734,907
Janus Enterprise Fund                    104,532,047       38,022,635        2,439,086        1,836,296       13,214,719
Janus Global Life Sciences Fund          142,775,492       49,750,371        5,091,586        3,345,837       15,406,037
Janus Global Technology Fund             210,461,785       73,771,463        6,738,601        4,241,278       23,809,274
Janus Global Value Fund                    6,489,280        2,920,406          196,196          101,768          101,193
Janus Growth and Income Fund             235,431,021       82,350,548        7,589,143        4,823,834       26,460,553
Janus Mercury Fund                       415,555,951      147,236,977       11,303,333        7,847,915       49,694,936
Janus Olympus Fund                       125,552,800       41,910,265        4,038,164        3,131,444       16,721,091
Janus Orion Fund                         115,254,520       34,331,463        3,949,284        1,448,476       13,263,787
Janus Overseas Fund                      273,320,839      102,771,842        9,403,001        4,071,009       27,366,671
Janus Special Situations Fund             71,813,821       25,535,623        2,961,636        1,495,904        7,303,483
Janus Strategic Value Fund               233,458,650       74,287,281        7,986,306        4,022,078       21,088,137
Janus Twenty Fund                        403,693,379      178,564,889       15,775,970       12,362,373       31,064,838
Janus Venture Fund                        27,387,073       11,218,030        1,350,116          676,027        1,174,033
Janus Worldwide Fund                     509,973,989      204,917,977       12,088,916       14,407,014       58,742,949
------------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Fund                                 40.57%      3.79%      3.01%       5.86%    76.22%        7.13%      5.64%      11.01%
Janus Fund 2                               39.46%      3.37%      2.01%       5.78%    77.95%        6.66%      3.98%      11.41%
Janus Balanced Fund                        39.66%      2.68%      3.85%       9.49%    71.22%        4.81%      6.92%      17.05%
Janus Core Equity Fund                     36.23%      3.64%      2.10%      10.89%    68.54%        6.89%      3.97%      20.60%
Janus Enterprise Fund                      36.37%      2.33%      1.76%      12.64%    68.49%        4.39%      3.31%      23.81%
Janus Global Life Sciences Fund            34.85%      3.57%      2.34%      10.79%    67.60%        6.92%      4.55%      20.93%
Janus Global Technology Fund               35.05%      3.20%      2.02%      11.31%    67.95%        6.21%      3.91%      21.93%
Janus Global Value Fund                    45.00%      3.02%      1.57%       1.56%    87.97%        5.91%      3.07%       3.05%
Janus Growth and Income Fund               34.98%      3.22%      2.05%      11.24%    67.93%        6.26%      3.98%      21.83%
Janus Mercury Fund                         35.43%      2.72%      1.89%      11.96%    68.14%        5.23%      3.63%      23.00%
Janus Olympus Fund                         33.38%      3.22%      2.49%      13.32%    63.69%        6.14%      4.76%      25.41%
Janus Orion Fund                           29.79%      3.42%      1.26%      11.51%    64.79%        7.45%      2.73%      25.03%
Janus Overseas Fund                        37.60%      3.44%      1.49%      10.01%    71.56%        6.55%      2.83%      19.06%
Janus Special Situations Fund              35.56%      4.13%      2.08%      10.17%    68.47%        7.94%      4.01%      19.58%
Janus Strategic Value Fund                 31.82%      3.42%      1.72%       9.03%    69.18%        7.44%      3.74%      19.64%
Janus Twenty Fund                          44.23%      3.91%      3.06%       7.70%    75.10%        6.63%      5.20%      13.07%
Janus Venture Fund                         40.96%      4.93%      2.47%       4.29%    77.81%        9.36%      4.69%       8.14%
Janus Worldwide Fund                       40.18%      2.37%      2.83%      11.52%    70.62%        4.17%      4.97%      20.24%
---------------------------------------------------------------------------------------------------------------------------------

110 and 111  Janus Equity Funds  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING (continued)

PROPOSAL 4D
To approve revisions to the fundamental restriction concerning borrowing money and issuing senior securities.

                                                                                 Number of Shares
                                           Record                                                                Broker
Fund                                    Total Shares      Affirmative         Against          Abstain         Non-Votes
------------------------------------------------------------------------------------------------------------------------
Janus Fund                             1,069,613,945      438,946,822       35,438,044       32,257,948       62,698,080
Janus Fund 2                              54,251,649       21,471,147        1,753,810        1,102,733        3,134,372
Janus Balanced Fund                      229,567,457       91,455,609        5,743,819        8,830,354       21,796,782
Janus Core Equity Fund                    43,493,003       15,826,230        1,516,509          910,141        4,734,907
Janus Enterprise Fund                    104,532,047       38,080,378        2,372,108        1,845,531       13,214,719
Janus Global Life Sciences Fund          142,775,492       49,833,299        4,981,868        3,372,627       15,406,037
Janus Global Technology Fund             210,461,785       73,959,654        6,574,421        4,217,267       23,809,274
Janus Global Value Fund                    6,489,280        2,950,356          168,476           99,539          101,192
Janus Growth and Income Fund             235,431,021       82,523,707        7,375,027        4,864,792       26,460,552
Janus Mercury Fund                       415,555,951      147,469,186       10,977,341        7,941,698       49,694,936
Janus Olympus Fund                       125,552,800       42,016,618        3,886,384        3,176,870       16,721,092
Janus Orion Fund                         115,254,520       34,507,520        3,721,327        1,500,376       13,263,787
Janus Overseas Fund                      273,320,839      105,638,930        6,529,721        4,077,200       27,366,672
Janus Special Situations Fund             71,813,821       25,745,080        2,742,602        1,505,481        7,303,483
Janus Strategic Value Fund               233,458,650       74,524,907        7,646,051        4,124,707       21,088,137
Janus Twenty Fund                        403,693,379      178,830,311       15,639,977       12,232,944       31,064,838
Janus Venture Fund                        27,387,073       11,294,955        1,260,803          688,415        1,174,033
Janus Worldwide Fund                     509,973,989      205,071,506       11,746,034       14,596,367       58,742,949
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                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
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Janus Fund                                 41.04%      3.31%      3.02%       5.86%    77.10%        6.22%      5.67%      11.01%
Janus Fund 2                               39.58%      3.23%      2.03%       5.78%    78.18%        6.39%      4.02%      11.41%
Janus Balanced Fund                        39.84%      2.50%      3.85%       9.49%    71.55%        4.49%      6.91%      17.05%
Janus Core Equity Fund                     36.39%      3.49%      2.09%      10.89%    68.84%        6.60%      3.96%      20.60%
Janus Enterprise Fund                      36.43%      2.27%      1.76%      12.64%    68.60%        4.27%      3.33%      23.80%
Janus Global Life Sciences Fund            34.90%      3.49%      2.37%      10.79%    67.72%        6.77%      4.58%      20.93%
Janus Global Technology Fund               35.14%      3.13%      2.00%      11.31%    68.13%        6.06%      3.88%      21.93%
Janus Global Value Fund                    45.46%      2.60%      1.53%       1.56%    88.88%        5.07%      3.00%       3.05%
Janus Growth and Income Fund               35.05%      3.13%      2.07%      11.24%    68.08%        6.08%      4.01%      21.83%
Janus Mercury Fund                         35.49%      2.64%      1.91%      11.96%    68.25%        5.08%      3.67%      23.00%
Janus Olympus Fund                         33.46%      3.10%      2.53%      13.32%    63.85%        5.91%      4.83%      25.41%
Janus Orion Fund                           29.94%      3.23%      1.30%      11.51%    65.12%        7.02%      2.83%      25.03%
Janus Overseas Fund                        38.65%      2.39%      1.49%      10.01%    73.56%        4.55%      2.84%      19.05%
Janus Special Situations Fund              35.85%      3.82%      2.10%      10.17%    69.03%        7.35%      4.04%      19.58%
Janus Strategic Value Fund                 31.92%      3.27%      1.77%       9.03%    69.40%        7.12%      3.84%      19.64%
Janus Twenty Fund                          44.30%      3.87%      3.03%       7.70%    75.21%        6.58%      5.14%      13.07%
Janus Venture Fund                         41.24%      4.61%      2.51%       4.29%    78.34%        8.74%      4.78%       8.14%
Janus Worldwide Fund                       40.21%      2.31%      2.86%      11.52%    70.68%        4.05%      5.03%      20.24%
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112 and 113  Janus Equity Funds  April 30, 2002

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Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/02)
                                                                 111-02-100 6/02

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